File No. 811-5017
                                                               File No. 33-11466

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |X|

                        Pre-Effective Amendment No. ____
                         Post-Effective Amendment No. 23

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|

                                Amendment No. 23

TARGET/UNITED FUNDS, INC.
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas                     66202-4200
  (Address of Principal Executive Office)                      (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on May 1, 2000 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485
      |_|   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

      The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended December 31, 1999 was filed on March 28, 2000.

                            TARGET/UNITED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217


                                  913-236-2000
                                   888-WADDELL


--------------------------------------------------------------------------------

                                   May 1, 2000

                                   PROSPECTUS

--------------------------------------------------------------------------------

      Target/United Funds, Inc. (the "Fund") is a management investment company, commonly known as a mutual fund, that has eleven separate Portfolios, each with separate goals and investment policies.

Asset Strategy Portfolio seeks high total return over the long term.

Balanced Portfolio seeks, as a primary goal, current income, with a secondary goal of long-term appreciation of capital.

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.

Growth Portfolio seeks capital growth, with a secondary goal of current income.

High Income Portfolio seeks, as a primary goal, high current income with a secondary goal of capital growth.

Income Portfolio seeks maintenance of current income, subject to market conditions, with a secondary goal of capital growth.

International Portfolio seeks, as a primary goal, long-term appreciation of capital, with a secondary goal of current income.

Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital.

Money Market Portfolio seeks maximum current income consistent with stability of principal.

Science and Technology Portfolio seeks long-term capital growth.

Small Cap Portfolio seeks growth of capital.


      This Prospectus contains concise information about the Fund of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts ("Policies") offered by Participating Insurance Companies. This Prospectus should be read together with the Prospectus for the particular Policy.


The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

An Overview of the Portfolios

Asset Strategy Portfolio

Goal

Asset Strategy Portfolio seeks high total return over the long term.

Principal Strategies


Asset Strategy Portfolio seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

o The stock class includes equity securities of all types, although Waddell & Reed Investment Management Company (the "Manager"), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that the Manager believes are currently selling below their true worth. Growth stocks are those whose earnings the Manager believes are likely to grow faster than the economy. The Portfolio may invest in the securities of any size company.

o The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount of junk bonds, up to 35% of the Portfolio's total assets, which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS") or unrated bonds deemed by the Manager to be of comparable quality.

o The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

o Within each of these classes, the Portfolio may invest in both domestic and foreign securities.

Mix
---

o Stocks 70%   o Bonds 25%
  (can range     (can range
  from           from
  0-100%)        0-100%)

o Short-term 5%
  (can range from
   0-100%)

Principal Risks of Investing in the Portfolio

Because the Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:


o the skill of the Manager in allocating the Portfolio's assets among different types of investments;
o the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;
o an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities, especially bonds with longer maturities, to decline;
o     prepayment of higher-yielding bonds held by the Portfolio;
o the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds; and
o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline.

Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Portfolio in junk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Portfolio may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Portfolio may be appropriate for you.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Asset Strategy Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicators listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1996                         6.05%
      1997                        14.01%
      1998                         9.95%
      1999                        22.96%
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 16.01% (the fourth quarter of 1999) and the lowest quarterly return was -3.71% (the first quarter of 1997).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                 Life of
                                     1 Year   Portfolio*
                                     ------   ----------
Shares of Asset Strategy
   Portfolio                         22.96%      11.52%
S&P 500 Index                        21.09%      27.53%
Salomon Brothers Broad
   Investment Grade Index            -0.83%       6.86%
Salomon Brothers Short-Term
   Index for 1 Month Certificates
   of Deposit                         5.32%       5.62%

The indexes shown are broad-based, securities market indexes that are unmanaged.


* Since May 1, 1995, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, index performance is calculated from April 30, 1995.

Balanced Portfolio

Goals

Balanced Portfolio seeks, as a primary goal, to provide current income to the extent that, in the Manager's opinion, market and economic conditions permit. Secondarily, the Portfolio seeks long-term appreciation of capital.

Principal Strategies


Balanced Portfolio invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions. In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, which are usually dividend-producing securities. The majority of the Portfolio's debt holdings are either U.S. Government securities or investment grade corporate bonds. The Portfolio has no limitations on the range of maturities of the debt securities in which it may invest.

The Manager may look at a number of factors in selecting securities for the Portfolio. For equity investments, the Manager may emphasize a blend of value and growth potential. For value securities, the Manager looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, the Manager seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Portfolio, the Manager seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security, the Manager uses the same analysis that it uses in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, the Manager will consider whether the debt security continues to maintain its minimal credit risk. The Manager may also sell a security if the security ceases to produce income or otherwise to take advantage of more attractive investment opportunities and/or to raise cash.


Principal Risks of Investing in the Portfolio

Because Balanced Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:


o the Manager's skill in allocating the Portfolio's assets among different types of investments;
o an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline;
o the credit quality, earnings performance and other conditions of the issuers whose securities the Portfolio holds; and
o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline.


Also, the Portfolio can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

The Portfolio is designed for investors seeking current income and the potential for long-term appreciation of capital. You should consider whether the Portfolio fits your investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Balanced Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicators listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.


The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1995                        24.19%
      1996                        11.19%
      1997                        18.49%
      1998                         8.67%
      1999                        10.14%
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 9.64% (the third quarter of 1997) and the lowest quarterly return was -6.14% (the third quarter of 1998).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                                Life of
                                        1 Year      5 Years    Portfolio*
                                        ---------------------------------
Shares of Balanced Portfolio            10.14%      14.39%      12.52%
S&P 500 Index                           21.09%      28.59%      25.69%
Salomon Brothers Treasury/Government
   Sponsored/Corporate Index            -2.03%       7.64%       6.79%


The indexes shown are broad-based, securities market indexes that are unmanaged.


* Since May 3, 1994, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, index performance is calculated from April 30, 1994.

Bond Portfolio

Goal

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.

Principal Strategies


Bond Portfolio seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by S&P and Baa and higher by MIS). The Fund maintains no limitations regarding the maturity, duration or dollar weighted average of its holdings. The Portfolio can invest in securities of companies of any size.

In selecting the debt securities for the Portfolio, the Manager considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. As well, the Manager may look at many factors. These include the issuer's past, present and estimated future:

o     financial strength;
o     cash flow;
o     management;
o     borrowing requirements; and
o     responsiveness to changes in interest rates and business conditions.

As well, the Manager considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. The Manager may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Portfolio

Because Bond Portfolio primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:


o an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities, especially bonds with longer maturities, to decline;

o     prepayment of higher-yielding bonds held by the Portfolio;
o the credit quality, earnings performance and other conditions of the companies whose securities the Portfolio holds;
o     changes in the maturities of bonds owned by the Portfolio;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and


o the Manager's skill in evaluating and managing the interest rate and credit risks of the Portfolio.


Market risk for small or medium sized companies may be greater than for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

The Portfolio may also invest in junk bonds (rated below BBB by S&P or below Baa by MIS), which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Portfolio can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

Bond Portfolio is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Portfolio fits your particular investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicator listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.


The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contract were included, the total returns shown would be lower.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1990                         7.03%
      1991                        16.19%
      1992                         7.67%
      1993                        12.37%
      1994                        -5.90%
      1995                        20.56%
      1996                         3.43%
      1997                         9.77%
      1998                         7.35%
      1999                        -1.44%
      ----------------------------------


      In the period shown in the chart, the highest quarterly return was 8.34% (the second quarter of 1993) and the lowest quarterly return was -3.64% (the first quarter of 1994).


                          Average Annual Total Returns
                           as of December 31, 1999 (%)


                                    1 Year      5 Years    10 Years
                                    -------------------------------

Shares of Bond Portfolio             -1.44%       7.69%       7.45%
Salomon Brothers Broad Investment
   Grade Index                       -0.83%       7.74%       7.75%

The index shown is a broad-based, securities market index that is unmanaged.

Growth Portfolio

Goals

Growth Portfolio seeks capital growth, with current income as a secondary goal.

Principal Strategies

Growth Portfolio seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.

Principal Risks of Investing in the Portfolio

Because Growth Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
o the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;

o the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries;

o an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline; and
o the Manager's skill in evaluating and selecting securities for the Portfolio.

Also, the Portfolio may invest, to a lesser degree, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


Market risk for small and medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.


As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

The Portfolio is designed for investors seeking long-term capital appreciation from investment in fast-growing sectors of the economy. You should consider whether the Portfolio fits your particular investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns and shows how performance has varied from year to year.

o The performance table shows average annual total returns and compares them to the market indicator listed.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1990                        -5.34%
      1991                        36.10%
      1992                        20.84%
      1993                        14.02%
      1994                         2.39%
      1995                        38.57%
      1996                        12.40%
      1997                        21.45%
      1998                        27.31%
      1999                        34.35%
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 22.48% (the fourth quarter of 1999) and the lowest quarterly return was -12.63% (the third quarter of 1990).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                    1 Year      5 Years    10 Years
                                    -------------------------------
Shares of Growth Portfolio           34.35%      26.47%      19.38%
S&P 500 Index                        21.09%      28.59%      18.23%

The index shown is a broad-based, securities market index that is unmanaged.

High Income Portfolio

Goals


High Income Portfolio seeks, as its primary goal, a high level of current income. As a secondary goal, the Portfolio seeks capital growth when consistent with its primary goal.


Principal Strategies


The Portfolio seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of the Manager, consistent with the Portfolio's goals. The Portfolio invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by S&P and Ba and below by MIS. The Portfolio may invest an unlimited amount of its total assets in junk bonds. As well, the Portfolio may invest in bonds of any maturity. The Portfolio may also invest up to 20% of its total assets in common stock in order to seek capital growth. The Portfolio will emphasize a blend of value and growth in its selection of common stock.

The Manager may look at a number of factors in selecting securities for the Portfolio. It typically selects securities of companies in which the value of the company is not reflected in the security. As well, the Manager will consider an issuer's past, current and estimated future:

o     financial strength;
o     cash flow;
o     management;
o     borrowing requirements; and
o     responsiveness to changes in interest rates and business conditions.

Generally, in determining whether to sell a debt security, the Manager will use the same type of analysis that it uses in buying debt securities. For example, the Manager may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. The Manager may sell a security if the competitive conditions of a particular industry have increased and the Manager believes the Portfolio should, therefore, reduce its exposure to such industry. The Manager may also sell a security if, in its opinion, the price of the security has risen to fully reflect the issuer's improved creditworthiness and other investments with greater potential exist. The Manager may choose to sell an equity security if the issuer's growth potential has diminished. As well, the Manager may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Portfolio

Because the Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

o the credit quality, earnings performance and other conditions of the companies whose securities the Portfolio holds;

o the susceptibility of junk bonds to the risk of nonpayment or default, to price volatility, and to less liquidity than higher-rated bonds;

o an increase in interest rates, which may cause the value of a bond held by the Portfolio to decline;

o the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries;

o     changes in the maturities of bonds owned by the Portfolio;
o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and
o the skill of the Manager in evaluating and managing the interest rate and credit risks of the Portfolio.


The Portfolio can invest in companies of any size. Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or may have inexperienced management.

Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest


The Portfolio is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income, through a diversified portfolio. The Portfolio is not suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the High Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicators listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1990                        -7.44%
      1991                        34.19%
      1992                        15.70%
      1993                        17.90%
      1994                        -2.55%
      1995                        18.19%
      1996                        12.46%
      1997                        14.04%
      1998                         1.95%
      1999                         4.22%
      ----------------------------------


      In the period shown in the chart, the highest quarterly return was 12.98% (the first quarter of 1991) and the lowest quarterly return was -6.38% (the third quarter of 1998).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                    1 Year      5 Years    10 Years
                                    -------------------------------
Shares of High Income Portfolio       4.22%      10.00%      10.29%
Salomon Brothers High Yield
   Composite Index                    1.24%      10.39%      11.35%
Salomon Brothers High Yield
   Market Index                       1.73%       9.71%      10.94%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Salomon Brothers High Yield Market Index will replace the Salomon Brothers High Yield Composite Index. The Manager believes that the Salomon Brothers High Yield Market Index provides a more accurate basis for comparing the Portfolio's performance to the performance of the types of fixed income securities in which the Portfolio invests. Both indexes are presented for comparison purposes.

Income Portfolio

Goals

Income Portfolio seeks, as a primary goal, the maintenance of current income, subject to market conditions. As a secondary goal, the Portfolio seeks capital growth.

Principal Strategies


Income Portfolio seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or that the Manager expects to resist market decline. Although the Portfolio typically invests in large companies, it may invest in securities of any size company.

The Manager attempts to select securities with income and growth possibilities by looking at many factors including a company's:

o     dividend payment history;
o     profitability record;
o     history of improving sales and profits;
o     management;
o     leadership position in its industry; and
o     stock price value.

Generally, in determining whether to sell a security, the Manager will use the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential. The Manager may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Portfolio

Because Income Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:


o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;
o the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds; and
o the Manager's skill in evaluating and selecting securities for the Portfolio.



Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Also, investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

Income Portfolio is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Portfolio fits your investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicator listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1992                        13.78%
      1993                        17.30%
      1994                        -1.14%
      1995                        31.56%
      1996                        19.75%
      1997                        26.16%
      1998                        21.14%
      1999                        12.52%
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 16.54% (the second quarter of 1995) and the lowest quarterly return was -6.98% (the third quarter of 1998).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                            Life of
                                    1 Year      5 Years   Portfolio*
                                    --------------------------------
Shares of Income Portfolio           12.52%      22.06%      17.26%
S&P 500 Index                        21.09%      28.59%      19.89%


The index shown is a broad-based, securities market index that is unmanaged.

* Since July 16, 1991, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from July 31, 1991.

International Portfolio

Goals

International Portfolio seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Portfolio seeks current income.

Principal Strategies


International Portfolio seeks to achieve its goals by investing primarily in common stocks of foreign companies that the Manager believes have the potential for long-term growth represented by economic expansion within a country or region or represented by the restructuring and/or privatization of particular industries. The Portfolio emphasizes growth stocks which are securities of companies whose earnings the Manager believes are likely to grow faster than the economy. The Portfolio primarily invests in issuers of developed countries. The Portfolio may invest in companies of any size.

The Manager may look at a number of factors in selecting securities for the Portfolio. These include the issuer's:

o     growth potential;
o     earnings potential;
o     management;
o     industry position; and
o     applicable economic and market conditions.

Generally, in determining whether to sell a security, the Manager will use the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers significant growth potential. As well, the Manager may sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Portfolio

Because International Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:


o changes in foreign exchange rates, which may affect the value of the securities the Portfolio holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds; and
o the Manager's skill in evaluating and selecting securities for the Portfolio.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments.


Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.


As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

The Portfolio is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies and governments. You should consider whether the Portfolio fits your investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicator listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1995                         7.28%
      1996                        15.11%
      1997                        16.70%
      1998                        33.89%
      1999                        65.58%
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 48.41% (the fourth quarter of 1999) and the lowest quarterly return was -16.58% (the third quarter of 1998).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                            Life of
                                    1 Year      5 Years   Portfolio*
                                    --------------------------------
Shares of International
   Portfolio                         65.58%      26.15%      22.81%
Morgan Stanley E.A.FE. Index         26.96%      12.83%      11.22%


The index shown is a broad-based, securities market index that is unmanaged.


* Since May 3, 1994, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 1994.

Limited-Term Bond Portfolio

Goal

Limited-Term Bond Portfolio seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies


Limited-Term Bond Portfolio seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities. The Portfolio maintains a dollar-weighted average portfolio maturity of not less than two years and not more than five years. The Portfolio may invest in companies of any size.

The Manager may look at a number of factors in selecting securities for the Portfolio. These include:

o     the security's current coupon;
o     the maturity of the security;
o     the relative value of the security;
o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and
o the structure of the security, such as whether it has a put or a call feature.

Generally, in determining whether to sell a security, the Manager may use the same type of analysis that it uses in buying securities. The Manager may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Portfolio

Because Limited-Term Bond Portfolio primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities to decline;
o the credit quality, earnings performance and other conditions of the issuers whose securities the Portfolio holds;

o prepayment of higher-yielding bonds and mortgage-backed securities held by the Portfolio;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and
o the Manager's skill in evaluating and managing the interest rate and credit risks of the Portfolio.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

The Portfolio is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Portfolio fits your investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Limited-Term Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicator listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.


The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1995                        14.29%
      1996                         3.79%
      1997                         6.85%
      1998                         6.66%
      1999                         1.74%
      ----------------------------------


      In the period shown in the chart, the highest quarterly return was 5.36% (the second quarter of 1995) and the lowest quarterly return was -0.45% (the first quarter of 1997).


                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                            Life of
                                     1 Year      5 Years   Portfolio*
                                     --------------------------------
Shares of Limited-Term
   Bond Portfolio                     1.74%       6.58%       5.84%
Salomon Brothers Treasury/Government
   Sponsored/Corporate 1-5
   Year Index                         2.15%       6.84%       6.20%


The index shown is a broad-based, securities market index that is unmanaged.

* Since May 3, 1994, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 1994.

Money Market Portfolio

Goal

Money Market Portfolio seeks maximum current income consistent with stability of principal.

Principal Strategies


Money Market Portfolio seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by the Manager. The Portfolio seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, and the Portfolio invests only in securities with a remaining maturity of not more than 397 calendar days.


Principal Risks of Investing in the Portfolio

Because Money Market Portfolio owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which can cause the value of the Portfolio's holdings to decline;
o the credit quality and other conditions of the issuers whose securities the Portfolio holds;
o adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and
o the Manager's skill in evaluating and managing the interest rate and credit risks of the Portfolio.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Who May Want to Invest

The Portfolio is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Portfolio fits your particular investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year and by showing the Portfolio's average annual total returns for the periods shown.

o The bar chart presents the average annual total returns and shows how performance has varied from year to year.
o     The performance table shows average annual total returns.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1990                         7.82%
      1991                         5.49%
      1992                         3.29%
      1993                         2.63%
      1994                         3.72%
      1995                         5.56%
      1996                         5.01%
      1997                         5.13%
      1998                         5.04%
      1999                         4.62%
      ----------------------------------

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                     1 Year      5 Years    10 Years
                                     -------------------------------
Shares of Money
   Market Portfolio                   4.62%       5.06%       4.83%

      As of December 31, 1999 the 7-day yield was equal to 6.03%. Yields are computed by annualizing the average daily dividend per share during the time period for which the yield is presented.

Science and Technology Portfolio

Goal

Science and Technology Portfolio seeks long-term capital growth.

Principal Strategies


Science and Technology Portfolio seeks to achieve its goal by concentrating its investments primarily in science and technology equity securities of U.S. and foreign companies. Science and technology securities are securities of companies whose products, processes or services, in the Manager's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may invest in companies of any size. The Portfolio emphasizes growth potential in selecting stocks; that is, the Manager seeks companies in which earnings are likely to grow faster than the economy.

The Manager may look at a number of factors in selecting securities for the Portfolio. These include the issuer's:

o     growth potential;
o     earnings potential;
o     management;
o     industry position; and
o     applicable economic and market conditions.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities in order to determine whether the security continues to offer growth potential. The Manager may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Portfolio

Because Science and Technology Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;
o rapid obsolescence of products or processes of companies in which the Portfolio invests;
o     governmental regulation in the science and technology industry;
o the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;
o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and

o the Manager's skill in evaluating and selecting securities for the Portfolio.


Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.


Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest


Science and Technology Portfolio is designed for investors who seek long-term capital growth by investing in an actively managed portfolio concentrating in science and technology securities. This Portfolio is not suitable for all investors. You should consider whether the Portfolio fits your investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Science and Technology Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicators listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1998                        46.05%
      1999                       174.66%*
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 83.08% (the fourth quarter of 1999) and the lowest quarterly return was -14.25% (the third quarter of 1998).


* A substantial portion of the Portfolio's returns during the period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Portfolio will continue to be able to invest in IPOs to the same extent as it increases in size or that future IPOs in which the Portfolio invests will have an equally an beneficial impact on performance.


                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                  Life of
                                    1 Year      Portfolio*
                                    ----------------------
Shares of Science and
   Technology Portfolio             174.66%      75.31%
Goldman Sachs Technology
   Industry Composite Index          88.86%      66.35%
S&P 400 Industrials Index            26.05%      32.20%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Goldman Sachs Technology Industry Composite Index will replace the S&P 400 Industrials Index. The Manager believes that the Goldman Sachs Technology Industry Composite Index provides a more accurate basis for comparing the Portfolio's performance to the performance of the types of securities in which the Portfolio typically invests. Both indexes are presented for comparison purposes.

* Since April 4, 1997, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from March 31, 1997.

Small Cap Portfolio

Goal

Small Cap Portfolio seeks growth of capital.

Principal Strategies


Small Cap Portfolio seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper Inc. Small Cap Category ("small cap stocks"). The Portfolio emphasizes relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

In selecting securities, the Manager seeks companies whose earnings, it believes, are likely to grow faster than the economy. The Manager may look at a number of factors relating to a company, such as:

o     aggressive or creative management;
o     technological or specialized expertise;
o     new or unique products or services; and
o     entry into new or emerging industries.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, For example, the Manager may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. The Manager may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Portfolio

Because Small Cap Portfolio owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds;

o the mix of securities in the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline; and
o the Manger's skill in evaluating and selecting securities for the Portfolio.

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.


Also, the Portfolio may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


Due to the nature of the Portfolio's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Portfolio may be subject to the following additional risks:

o     products offered may fail to sell as anticipated;
o a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry;
o     the company may never achieve profitability; and
o economic, market and technological factors may cause the new industry to lose favor with the public.


As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment.

Who May Want to Invest

The Portfolio is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Portfolio fits your investment objectives.

Performance


The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance.

o The bar chart presents the average annual total returns since these shares were first offered and shows how performance has varied from year to year.
o The performance table shows average annual total returns and compares them to the market indicators listed.
o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. If the sales charges and expenses charged by these contracts were included, the total returns shown would be lower.


                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)


      1995                        32.32%
      1996                         8.50%
      1997                        31.53%
      1998                        10.87%
      1999                        52.23%
      ----------------------------------

      In the period shown in the chart, the highest quarterly return was 38.46% (the fourth quarter of 1999) and the lowest quarterly return was -13.88% (the third quarter of 1996).

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                                            Life of
                                    1 Year      5 Years   Portfolio*
                                    --------------------------------
Shares of Small Cap Portfolio        52.23%      26.09%      26.88%
Russell 2000 Growth Index            43.08%      18.95%      16.81%
Nasdaq Industrials Index             71.67%      24.33%      20.87%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Russell 2000 Growth Index will replace the Nasdaq Industrials Index. The Manager believes that the Russell 2000 Growth Index provides a more accurate basis for comparing the Portfolio's performance to the performance of the types of securities in which the Portfolio typically invests. Both indexes are presented for comparison purposes.

* Since May 3, 1994, the date on which the Portfolio commenced operations. Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from April 30, 1994.

The Investment Principles of the Portfolios

Investment Goals, Principal Strategies and Other Investments

Asset Strategy Portfolio


The goal of Asset Strategy Portfolio is to seek high total return over the long term. The Portfolio seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Portfolio will achieve its goal.


Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

The Manager regularly reviews the Portfolio's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio's goal. Although the Manager uses its expertise and resources in choosing investments and in allocating assets, the Manager's decisions may not always be beneficial to the Portfolio.



The Portfolio's mix shows the benchmark for its combination of investments in each class over time. The Manager may change the mix within the specified ranges from time to time depending on the Manager's assessment of the market for each asset class in general. The range and approximate percentage of the mix for each asset class, as a percentage of total assets of the Portfolio, are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.


Mix           Range
----------    ------
Stock
class         0-100%
70%
Bond
class         0-100%
25%
Short-term
class         0-100%
5%

The Manager tries to balance the Portfolio's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, the Manager makes asset shifts among classes gradually over time. The Manager considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Portfolio's mix.

As a defensive measure, the Portfolio may increase its holdings in the bond or short-term classes when the Manager believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. The Manager may also, as a temporary defensive measure, invest up to all of the Portfolio's assets in:

o money market instruments rated A-1 by S&P, or Prime 1 by MIS, or unrated securities judged by the Manager to be of equivalent quality; or
o     precious metals.


Although the Manager may seek to preserve appreciation in the Portfolio by taking a defensive position, doing so may prevent the Portfolio from achieving its investment objective.


Balanced Portfolio


The primary goal of Balanced Portfolio is current income to the extent that, in the Manager's opinion, market and economic conditions permit. As a secondary goal, the Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve these goals by investing primarily in a diversified mix of stocks, fixed-income securities and cash, depending on market conditions. There is no guarantee that the Portfolio will achieve its goals.


The Manager usually purchases securities because of the dividends and interest paid on them and may also purchase securities because they may increase in value. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income senior securities.


When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Portfolio may not achieve its investment objectives.


Bond Portfolio


The goal of Bond Portfolio is a reasonable return with emphasis on preservation of capital. The Portfolio seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, including non-investment grade securities, convertible securities and debt securities with warrants attached. The Portfolio may use various techniques (e.g., investing in put bonds) to manage the duration of its holdings. As a result, as interest rates rise the duration, or price sensitivity to rising interest rates, of the Portfolio's holdings will typically decline. There is no guarantee that the Portfolio will achieve its goal.

The Portfolio limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in debt securities with varying maturities.

When the Manager believes that a defensive position is desirable, due to present or anticipated market or economic conditions, the Manager may take a number of actions. The Portfolio may:

o sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds;
o     buy bonds with put options or exercise put options on bonds held; and
o     buy money market instruments.


By taking a defensive position, the Portfolio may not ahcieve its investment objective.


Growth Portfolio

The primary goal of Growth Portfolio is capital growth. As a secondary goal, the Portfolio seeks current income. The Portfolio seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in the Manager's opinion, offer the potential for growth. There is no guarantee that the Portfolio will achieve its goals.




When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability rather than for their growth potential. By taking a defensive position,the Portfolio may not achieve its investment objective.


High Income Portfolio

The primary goal of the Portfolio is to earn a high level of current income. As a secondary goal, the Portfolio seeks capital growth when consistent with its primary goal. The Portfolio seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Manager, consistent with the Portfolio's goals. There is no guarantee that the Portfolio will achieve its goals.

There are three main types of securities that the Portfolio owns: debt securities, preferred stock and common stock. The Portfolio may also own convertible securities. In general, the high income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by the Manager to be of comparable quality; these are securities rated BBB or lower by S&P, or Baa or lower by MIS and comparable unrated securities. Lower-quality debt securities (which include "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. As well, the Portfolio may own bonds with varying maturities.

The Portfolio normally invests at least 65% of its total assets in order to seek a high level of current income. The Portfolio limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend paying common stock.

When the Manager believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may take any one or more of the following steps with respect to the assets in the
Portfolio:


o     shorten the average maturity of the Portfolio's debt holdings;

o hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and/or

o     emphasize high-grade debt securities.


By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objectives.

Income Portfolio

Income Portfolio's primary goal is to maintain current income subject to market conditions. As a secondary goal, the Portfolio seeks capital growth. The Portfolio seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of income-producing securities, typically the stocks of large, high-quality U.S. companies that are well known and have been consistently profitable. There is no guarantee that the Portfolio will achieve its goals.




When the Manager believes that a temporary defensive position is desirable, the Manager may take certain steps with respect to all of the Portfolio's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;
o invest in debt securities (including short-term U.S. Government securities); or
o     invest in convertible preferred stock.

By taking a temporary defensive position the Portfolio may not achieve its investment objectives.




International Portfolio

The primary goal of the International Portfolio is long-term capital appreciation, with current income as a secondary goal. The Portfolio seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, preferred stocks and debt securities (mostly of investment grade) of foreign issuers. There is no guarantee that the Portfolio will achieve its goals.


Under normal conditions, the Portfolio invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Portfolio generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. As well, the Manager may attempt to protect the value of the Portfolio's holdings by hedging the currencies in which the securities are denominated. By taking a defensive position, the Portfolio may not achieve its investment objectives.


Limited-Term Bond Portfolio


The goal of Limited-Term Bond Portfolio is to provide a high level of current income consistent with preservation of capital. The Portfolio seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), collateralized mortgage obligations and other asset-backed securities. The Portfolio will invest at least 65% of its total assets in bonds. There is no guarantee that the Portfolio will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security, based on certain prescribed models or formulas used by the Manager. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Portfolio may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stock in certain circumstances.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may take certain steps with respect to any or all of its assets, including any one or more of the following:


o     shorten the average maturity of its investments;

o     hold short-term investments, cash or cash equivalents;

o emphasize debt securities of a higher quality than those it would ordinarily hold; or
o     invest in convertible preferred stock.

By taking a temporary defensive position, the Portfolio may not achieve its investment objective.


Money Market Portfolio

The goal of Money Market Portfolio is maximum current income consistent with stability of principal. The Portfolio seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Portfolio will achieve its goal.

The Portfolio invests only in the following U.S. dollar-denominated money market obligations and instruments:

o U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);
o bank obligations and instruments secured by bank obligations, such as letters of credit;
o     commercial paper;
o     corporate debt obligations, including variable amount master demand notes;
o     Canadian government obligations; and
o certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or a corporation in whose commercial paper the Portfolio may invest.

The Portfolio only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation. The Portfolio only invests in securities with a remaining maturity of not more than 397 calendar days.

Science and Technology Portfolio

The goal of Science and Technology Portfolio is long-term capital growth. The Portfolio seeks to achieve this goal by investing primarily in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the Manager's opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Portfolio will achieve its goal.

The Portfolio invests in such areas as:

o     aerospace and defense electronics;
o     cable and broadband access;
o     communications and electronic equipment;
o     computer systems;
o     computer software and services;
o     electronics;
o     electronic media;
o     business machines;
o     office equipment and supplies;
o     biotechnology;
o     medical and hospital supplies and services;
o     medical devices and drugs; and
o     internet and internet-related services.


The Portfolio primarily owns common stock; however, it may also invest, to a lesser extent, in preferred stock, debt securities and convertible securities. The Portfolio may invest a limited amount of its assets in foreign securities.

Under normal economic and market conditions, the Portfolio will not invest more than 20% of its total assets in securities other than those of science or technology companies. At times, as a temporary defensive measure, the Portfolio may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.


Small Cap Portfolio


The goal of Small Cap Portfolio is growth of capital. The Portfolio seeks to achieve its goal by investing primarily in a diversified portfolio of small cap common stocks.

There is no guarantee that the Portfolio will achieve its goal.




The Portfolio may occasionally invest in securities of larger companies that, in the Manager's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.


In addition to common stocks, the Portfolio may also invest, to a lesser extent, in preferred stocks and debt securities (mostly of investment grade).

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.


Additional Investment Considerations


The goal(s) and investment policies of each Portfolio may be changed by the Directors of the Corporation without a vote of the Portfolio's shareholders, unless a policy or restriction is otherwise described.


Each Portfolio may also invest in other types of securities and use certain other instruments in seeking to achieve its goal(s). For example, a Portfolio (other than Money Market Portfolio) may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.


You will find more information in the Statement of Additional Information ("SAI") about each Portfolio's permitted investments and strategies, as well as the restrictions that apply to them.


Risk Considerations of Principal Strategies and Other Investments


Risks exist in any investment. Each Portfolio is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Portfolio may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Portfolio will likely change as well.
o Financial risk is based on the financial situation of the issuer of the security. To the extent a Portfolio invests in debt securities, the Portfolio's financial risk depends on the credit quality of the securities in which it invests. For an equity investment, a Portfolio's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.


Certain types of each Portfolios' authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Portfolio to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds (bonds rated BB and below by S&P and Ba and below by MIS) pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Portfolio to greater volatility than an investment in a more traditional stock, bond or other security.


Because the Portfolios own different types of investments, their performance will be affected by a variety of factors. In general, the value of each Portfolio's investments and the income it may generate will vary from day to day, generally due to changes in market conditions, interest rates and other company and economic news. Performance will also depend on the Manager's skill in selecting investments.


Asset Strategy Portfolio, International Portfolio and Small Cap Portfolio may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Portfolios.

                            Target/United Funds, Inc.
                              Financial Highlights


      The following information is to help you understand the financial performance of each Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Portfolio's financial statements for the fiscal year ended December 31, 1999, is included in the SAI, which is available upon request.


                (For a share outstanding throughout each period)

                            ASSET STRATEGY PORTFOLIO


                                                          For the fiscal year                      For the
                                                           ended December 31,                       period
                                     -------------------------------------------------------         ended
                                        1999           1998           1997           1996         12/31/95*
                                     ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period .........................      $5.3868        $5.1969        $5.1343        $5.0137        $5.0000
                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment
    income .......................       0.1138         0.1391         0.1915         0.1814         0.0717
  Net realized and
    unrealized gain
    on investments ...............       1.1232         0.3779         0.5277         0.1206         0.0193
                                     ----------     ----------     ----------     ----------     ----------
Total from investment
  operations .....................       1.2370         0.5170         0.7192         0.3020         0.0910
                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment
    income .......................      (0.1136)       (0.1391)       (0.1919)       (0.1814)       (0.0713)
  From capital gains .............      (0.2477)       (0.1880)       (0.4647)       (0.0000)       (0.0060)
                                     ----------     ----------     ----------     ----------     ----------
Total distributions ..............      (0.3613)       (0.3271)       (0.6566)       (0.1814)       (0.0773)
                                     ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ..................      $6.2625        $5.3868        $5.1969        $5.1343        $5.0137
                                     ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return .....................        22.96%          9.95%         14.01%          6.05%          1.80%
Net assets, end of
  period (in
  millions) ......................          $22            $14            $10             $8             $4
Ratio of expenses
  to average net
  assets .........................         0.73%          1.07%          0.93%          0.93%          0.91%
Ratio of net investment
  income to average
  net assets .....................         2.18%          2.97%          3.55%          3.92%          4.42%
Portfolio turnover
  rate ...........................       179.63%        189.02%        222.50%         49.92%        149.17%

* The Asset Strategy Portfolio's inception date is February 14, 1995; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.

                (For a share outstanding throughout each period)

                               BALANCED PORTFOLIO


                                                       For the fiscal year ended December 31,
                                     ----------------------------------------------------------------------
                                        1999           1998           1997           1996           1995
                                     ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period .........................      $7.1081         6.7686        $6.1967        $5.9000        $4.9359
                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment
    income .......................       0.1760         0.1865         0.1805         0.1594         0.1333
  Net realized and
    unrealized gain
    on investments ...............       0.5446         0.4003         0.9650         0.5003         1.0611
                                     ----------     ----------     ----------     ----------     ----------
Total from investment
  operations .....................       0.7206         0.5868         1.1455         0.6597         1.1944
                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment
    income .......................      (0.1759)       (0.1865)       (0.1805)       (0.1594)       (0.1333)
  From capital gains .............      (0.3408)       (0.0608)       (0.3931)       (0.2036)       (0.0970)
                                     ----------     ----------     ----------     ----------     ----------
Total distributions ..............      (0.5167)       (0.2473)       (0.5736)       (0.3630)       (0.2303)
                                     ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ..................      $7.3120        $7.1081        $6.7686        $6.1967        $5.9000
                                     ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return .....................        10.14%          8.67%         18.49%         11.19%         24.19%
Net assets, end of period
  (in millions) ..................         $117            $92            $68            $42            $24
Ratio of expenses
  to average net
  assets .........................         0.95%          0.74%          0.67%          0.70%          0.72%
Ratio of net investment
  income to average
  net assets .....................         2.56%          2.92%          3.06%          3.18%          3.22%
Portfolio turnover
  rate ...........................        62.90%         54.62%         55.66%         44.23%         62.87%

                (For a share outstanding throughout each period)

                                 BOND PORTFOLIO


                                            For the fiscal year ended December 31,
                           ----------------------------------------------------------------------
                              1999           1998           1997           1996           1995
                           ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period ...............      $5.4451        $5.3686        $5.2004        $5.3592        $4.7393
                           ----------     ----------     ----------     ----------     ----------
Income from investment
  operations:
  Net investment
    income .............       0.3173         0.3180         0.3400         0.3407         0.3556
  Net realized and
    unrealized gain
    (loss) on
    investments ........      (0.3954)        0.0765         0.1682        (0.1588)        0.6202
                           ----------     ----------     ----------     ----------     ----------
Total from investment
  operations ...........      (0.0781)        0.3945         0.5082         0.1819         0.9758
                           ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment
    income .............      (0.3173)       (0.3180)       (0.3400)       (0.3407)       (0.3559)
  From capital gains ...      (0.0000)       (0.0000)       (0.0000)       (0.0000)       (0.0000)
                           ----------     ----------     ----------     ----------     ----------
Total distributions ....      (0.3173)       (0.3180)       (0.3400)       (0.3407)       (0.3559)
                           ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ........      $5.0497        $5.4451        $5.3686        $5.2004        $5.3592
                           ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return ...........        -1.44%          7.35%          9.77%          3.43%         20.56%

Net assets, end of
  period (in
  millions) ............         $111           $114            $99            $92            $89
Ratio of expenses
  to average net
  assets ...............         0.81%          0.67%          0.58%          0.59%          0.60%
Ratio of net investment
  income to average
  net assets ...........         5.73%          5.99%          6.35%          6.39%          6.73%
Portfolio turnover
  rate .................        47.27%         32.75%         36.81%         64.02%         71.17%

                (For a share outstanding throughout each period)

                                GROWTH PORTFOLIO


                                            For the fiscal year ended December 31,
                           ------------------------------------------------------------------------
                               1999            1998           1997           1996           1995
                           -----------     -----------    -----------    -----------    -----------
Per-Share Data
Net asset value,
  beginning of
  period ...............       $9.2989         $7.5679        $6.7967        $6.8260        $5.8986
                           -----------     -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income .............        0.0056          0.0456         0.0574         0.0990         0.0903
  Net realized and
    unrealized gain
    on
    investments ........        3.1886          2.0215         1.4003         0.7478         2.1842
                           -----------     -----------    -----------    -----------    -----------
Total from investment
  operations ...........        3.1942          2.0671         1.4577         0.8468         2.2745
                           -----------     -----------    -----------    -----------    -----------
Less distributions:
  From net investment
    income .............       (0.0056)        (0.0456)       (0.0570)       (0.0990)       (0.0903)
  From capital gains ...       (1.6124)        (0.2905)       (0.6295)       (0.7771)       (1.2568)
                           -----------     -----------    -----------    -----------    -----------
Total distributions ....       (1.6180)        (0.3361)       (0.6865)       (0.8761)       (1.3471)
                           -----------     -----------    -----------    -----------    -----------
Net asset value,
  end of period ........      $10.8751         $9.2989        $7.5679        $6.7967        $6.8260
                           ===========     ===========    ===========    ===========    ===========
Ratios/Supplemental Data
Total return ...........         34.35%          27.31%         21.45%         12.40%         38.57%
Net assets, end of
  period (in
  millions) ............        $1,163            $825           $639           $513           $419
Ratio of expenses
  to average net
  assets ...............          0.96%           0.80%          0.72%          0.73%          0.75%
Ratio of net investment
  income to average
  net assets ...........          0.06%           0.55%          0.75%          1.44%          1.35%
Portfolio turnover
  rate .................         65.82%          75.58%        162.41%        243.00%        245.80%

                (For a share outstanding throughout each period)

                              HIGH INCOME PORTFOLIO


                                            For the fiscal year ended December 31,
                               -----------------------------------------------------------------
                                 1999          1998          1997          1996          1995
                               ---------     ---------     ---------     ---------     ---------
Per-Share Data
Net asset value,
  beginning of
  period ...................     $4.4143       $4.7402       $4.5750       $4.4448       $4.1118
                               ---------     ---------     ---------     ---------     ---------
Income from investment
  operations:
  Net investment
    income .................      0.4313        0.4185        0.4098        0.4216        0.4165
  Net realized and
    unrealized gain
    (loss) on
    investments ............     (0.2452)      (0.3259)       0.2324        0.1302        0.3330
                               ---------     ---------     ---------     ---------     ---------
Total from investment
  operations ...............      0.1861        0.0926        0.6422        0.5518        0.7495
                               ---------     ---------     ---------     ---------     ---------
Less distributions:
  From net investment
    income .................     (0.4313)      (0.4185)      (0.4098)      (0.4216)      (0.4165)
  From capital gains .......     (0.0000)      (0.0000)      (0.0672)      (0.0000)      (0.0000)
                               ---------     ---------     ---------     ---------     ---------

Total distributions ........     (0.4313)      (0.4185)      (0.4770)      (0.4216)      (0.4165)
                               ---------     ---------     ---------     ---------     ---------
Net asset value,
  end of period ............     $4.1691       $4.4143       $4.7402       $4.5750       $4.4448
                               =========     =========     =========     =========     =========

Ratios/Supplemental Data
Total return ...............        4.22%         1.95%        14.04%        12.46%        18.19%
Net assets, end of
  period (in
  millions) ................        $121          $126          $120           $97           $87
Ratio of expenses
  to average net
  assets ...................        0.92%         0.77%         0.70%         0.71%         0.72%
Ratio of net investment
  income to average
  net assets ...............        9.17%         8.76%         8.79%         9.10%         9.25%
Portfolio turnover
  rate .....................       87.84%        63.64%        65.28%        58.91%        41.78%

                (For a share outstanding throughout each period)

                                INCOME PORTFOLIO


                                               For the fiscal year ended December 31,
                               ----------------------------------------------------------------------
                                  1999           1998           1997           1996           1995
                               ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period ...................     $12.3351       $11.9615       $10.1373        $8.6756        $6.7689
                               ----------     ----------     ----------     ----------     ----------
Income from investment
  operations:
  Net investment
    income .................       0.1571         0.1752         0.0916         0.0856         0.0839
  Net realized and
    unrealized gain
    on investments .........       1.3879         2.3532         2.5598         1.6280         2.0525
                               ----------     ----------     ----------     ----------     ----------
Total from investment
  operations ...............       1.5450         2.5284         2.6514         1.7136         2.1364
                               ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment
    income .................      (0.1570)       (0.1752)       (0.0915)       (0.0856)       (0.0839)
  From capital gains .......      (0.7622)       (1.9796)       (0.7357)       (0.1663)       (0.1457)
  In excess of
    capital gains ..........      (0.0000)       (0.0000)       (0.0000)       (0.0000)       (0.0001)
                               ----------     ----------     ----------     ----------     ----------
Total distributions ........      (0.9192)       (2.1548)       (0.8272)       (0.2519)       (0.2297)
                               ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ............     $12.9609       $12.3351       $11.9615       $10.1373        $8.6756
                               ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return ...............        12.52%         21.14%         26.16%         19.75%         31.56%
Net assets, end of
  period (in
  millions) ................         $941           $811           $637           $462           $331
Ratio of expenses
  to average net
  assets ...................         0.96%          0.80%          0.72%          0.73%          0.77%
Ratio of net investment
  income to average
  net assets ...............         1.23%          1.35%          0.80%          0.97%          1.13%
Portfolio turnover
  rate .....................        70.20%         62.84%         36.61%         22.95%         15.00%

                (For a share outstanding throughout each period)

                             INTERNATIONAL PORTFOLIO


                                                       For the fiscal year ended December 31,
                                         -----------------------------------------------------------------
                                            1999          1998          1997          1996          1995
                                         ---------     ---------     ---------     ---------     ---------
Per-Share Data
Net asset value,
  beginning of
  period .............................     $7.8176       $6.3842       $5.9990       $5.2790       $4.9926
                                         ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment
    income ...........................      0.0032        0.0353        0.0485        0.0644        0.0846
  Net realized and
    unrealized gain
    on investments ...................      5.1235        2.1283        0.9534        0.7329        0.2790
                                         ---------     ---------     ---------     ---------     ---------
Total from investment
  operations .........................      5.1267        2.1636        1.0019        0.7973        0.3636
                                         ---------     ---------     ---------     ---------     ---------
Less distributions:
  From net investment
    income ...........................     (0.0000)      (0.0353)      (0.0463)      (0.0644)      (0.0772)
  From capital gains .................     (1.0089)      (0.6949)      (0.5704)      (0.0129)      (0.0000)
                                         ---------     ---------     ---------     ---------     ---------
Total distributions ..................     (1.0089)      (0.7302)      (0.6167)      (0.0773)      (0.0772)
                                         ---------     ---------     ---------     ---------     ---------
Net asset value,
  end of period ......................    $11.9354       $7.8176       $6.3842       $5.9990       $5.2790
                                         =========     =========     =========     =========     =========
Ratios/Supplemental Data
Total return .........................       65.58%        33.89%        16.70%        15.11%         7.28%
Net assets, end of
  period (in
  millions) ..........................        $300          $169          $115           $80           $50
Ratio of expenses
  to average net
  assets .............................        1.21%         1.02%         0.98%         1.00%         1.02%
Ratio of net investment
  income to average
  net assets .........................        0.04%         0.47%         0.79%         1.42%         1.99%
Portfolio turnover
  rate ...............................      118.71%        88.84%       117.37%        75.01%        34.93%

                (For a share outstanding throughout each period)

                           LIMITED-TERM BOND PORTFOLIO


                                                 For the fiscal year ended December 31,
                                 ----------------------------------------------------------------------
                                    1999           1998           1997           1996           1995
                                 ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period .....................      $5.2292        $5.1882        $5.1639        $5.2521        $4.8611
                                 ----------     ----------     ----------     ----------     ----------
Income from investment
  operations:
  Net investment
    income ...................       0.2799         0.2935         0.3086         0.2842         0.2841
  Net realized and
    unrealized gain (loss)
    on investments ...........      (0.1887)        0.0522         0.0451        (0.0870)        0.4122
                                 ----------     ----------     ----------     ----------     ----------
Total from investment
  operations .................       0.0912         0.3457         0.3537         0.1972         0.6963
                                 ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment
    income ...................      (0.2799)       (0.2935)       (0.3086)       (0.2842)       (0.2841)
  From capital gains .........      (0.0000)       (0.0112)       (0.0208)       (0.0012)       (0.0212)
                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........      (0.2799)       (0.3047)       (0.3294)       (0.2854)       (0.3053)
                                 ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ..............      $5.0405        $5.2292        $5.1882        $5.1639        $5.2521
                                 ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return .................         1.74%          6.66%          6.85%          3.79%         14.29%
Net assets, end of
  period (in
  millions) ..................           $6             $5             $4             $4             $3
Ratio of expenses to
  average net assets .........         0.64%          0.79%          0.73%          0.76%          0.71%
Ratio of net investment
  income to average
  net assets .................         5.63%          5.65%          5.93%          5.92%          6.22%
Portfolio turnover
  rate .......................        22.81%         47.11%         35.62%         15.81%         18.16%

                (For a share outstanding throughout each period)

                             MONEY MARKET PORTFOLIO


                                               For the fiscal year ended December 31,
                               ----------------------------------------------------------------------
                                  1999           1998           1997           1996           1995
                               ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period ...................      $1.0000        $1.0000        $1.0000        $1.0000        $1.0000
                               ----------     ----------     ----------     ----------     ----------
Net investment
  income ...................       0.0450         0.0492         0.0503         0.0486         0.0542
Less dividends
  declared .................      (0.0450)       (0.0492)       (0.0503)       (0.0486)       (0.0542)
                               ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ............      $1.0000        $1.0000        $1.0000        $1.0000        $1.0000
                               ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return ...............         4.62%          5.04%          5.13%          5.01%          5.56%
Net assets, end of
  period (in
  millions) ................          $64            $54            $43            $37            $37
Ratio of expenses
  to average net
  assets ...................         0.77%          0.68%          0.58%          0.61%          0.62%
Ratio of net investment
  income to average
  net assets ...............         4.51%          4.90%          5.04%          4.87%          5.42%

                (For a share outstanding throughout each period)

                        SCIENCE AND TECHNOLOGY PORTFOLIO


                                              For the fiscal
                                                 year ended             For the
                                                December 31,            period
                                         -------------------------       ended
                                            1999           1998         12/31/97*
                                         ----------     ----------     ----------
Per-Share Data
Net asset value,
  beginning of
  period .............................      $8.2750        $5.7726        $5.0000
                                         ----------     ----------     ----------
Income from investment operations:
  Net investment
    income (loss) ....................      (0.0309)        0.0032         0.0146
  Net realized and
    unrealized gain
    on investments ...................      14.4840         2.6551         0.7971
                                         ----------     ----------     ----------
Total from investment
  operations .........................      14.4531         2.6583         0.8117
                                         ----------     ----------     ----------
Less distributions:
  From net investment
    income ...........................      (0.0000)       (0.0032)       (0.0146)
  From capital gains .................      (0.3194)       (0.1527)       (0.0245)
                                         ----------     ----------     ----------
Total distributions ..................      (0.3194)       (0.1559)       (0.0391)
                                         ----------     ----------     ----------
Net asset value,
  end of period ......................     $22.4087        $8.2750        $5.7726
                                         ==========     ==========     ==========
Ratios/Supplemental Data
Total return .........................       174.66%         46.05%         16.24%
Net assets, end of
  period (in
  millions) ..........................         $253            $35            $10
Ratio of expenses
  to average net
  assets .............................         1.10%          0.92%          0.94%
Ratio of net investment
  income (loss) to average
  net assets .........................       -0.38%           0.07%          0.64%
Portfolio turnover
  rate ...............................        47.36%         64.72%         15.63%

* The Science and Technology Portfolio's inception date is March 13, 1997; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

                (For a share outstanding throughout each period)

                               SMALL CAP PORTFOLIO


                                                For the fiscal year ended December 31,
                                 ----------------------------------------------------------------------
                                    1999           1998           1997           1996           1995
                                 ----------     ----------     ----------     ----------     ----------
Per-Share Data
Net asset value, beginning
  of period ..................      $7.9019        $8.3316        $8.0176        $7.6932        $5.9918
                                 ----------     ----------     ----------     ----------     ----------
Income from investment
  operations:
  Net investment
    income ...................       0.0423         0.0798         0.0279         0.0170         0.0900
  Net realized and
    unrealized gain
    on investments ...........       4.0847         0.8255         2.5004         0.6367         1.8470
                                 ----------     ----------     ----------     ----------     ----------
Total from investment
  operations .................       4.1270         0.9053         2.5283         0.6537         1.9370
                                 ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net ...investment
    income ...................      (0.0421)       (0.0798)       (0.0282)       (0.0170)       (0.0900)
  From capital gains .........      (0.3738)       (1.2027)       (2.1861)       (0.3123)       (0.1456)
  In excess of realized
    capital gains ............      (0.0000)       (0.0525)       (0.0000)       (0.0000)       (0.0000)
                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........      (0.4159)       (1.3350)       (2.2143)       (0.3293)       (0.2356)
                                 ----------     ----------     ----------     ----------     ----------
Net asset value,
  end of period ..............     $11.6130        $7.9019        $8.3316        $8.0176        $7.6932
                                 ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
Total return .................        52.23%         10.87%         31.53%          8.50%         32.32%
Net assets, end of period
  (in millions) ..............         $318           $181           $148            $97            $56
Ratio of expenses
  to average net
  assets .....................         1.12%          0.97%          0.90%          0.91%          0.96%
Ratio of net investment
  income to average
  net assets .................         0.53%          0.94%          0.32%          0.25%          1.77%
Portfolio turnover
  rate .......................       130.99%        177.32%        211.46%        133.77%         43.27%

Information regarding the performance of the Portfolios is contained in the Fund's annual report to shareholders which may be obtained without charge by request to the Fund at the address and phone number shown on the back cover of this Prospectus.

The Management of the Portfolios

Portfolio Management


      The Portfolios are managed by the Manager, subject to the authority of the Fund's Board of Directors. The Manager provides investment advice to each of the Portfolios and supervises each Portfolio's investments. The Manager and/or its predecessors have served as investment manager to the Fund since its inception and to each of the registered investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. since their inception. The Manager is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

      Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Portfolio. Mr. Avery has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is Senior Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and the Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of the Manager. Mr. Avery has served as the portfolio manager for investment companies managed by the Manager since February 1, 1994, has served as the Director of Research for the Manager since August 1987, and has been an employee of the Manager since June 1981.


      Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Portfolio. Mr. Vrabac has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is Vice President of the Fund and Vice President of other investment companies managed by the Manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has been an employee of the Manager and has served as an investment analyst with the Manager since May 1994.


      Cynthia P. Prince-Fox is primarily responsible for the management of the portfolio of Balanced Portfolio. Ms. Prince-Fox has held her responsibilities for Balanced Portfolio since July 1994, the Portfolio's inception. She is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is a Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of the Manager. Ms. Prince-Fox has served as a portfolio manager for investment companies managed by the Manager since January 1993.

From February 1983 to January 1993 Ms. Prince-Fox served as an investment analyst for the Manager and its predecessors.

      James C. Cusser is primarily responsible for the management of the portfolio of Bond Portfolio. Mr. Cusser has held his responsibilities for Bond Portfolio since August 1992. He is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. Mr. Cusser has been an employee of the Manager and has served as a portfolio manager for investment companies managed by the Manager since August 1992.


      Philip J. Sanders is primarily responsible for the management of the portfolio of Growth Portfolio. Mr. Sanders has held his Fund responsibilities since August 1998. He is Vice President of the Manager and Vice President of the Fund. Mr. Sanders has been an employee of the Manager since August 1998. Mr. Sanders was formerly Lead Manager with Tradestreet Investment Associates.

      William M. Nelson is primarily responsible for the management of the portfolio of High Income Portfolio. Mr. Nelson has held his responsibilities for High Income Portfolio since January 1999. He is Vice President of the Manager and Vice President of the Fund. Mr. Nelson has been an employee of the Manager since January 1995. From January 1988 to December 1994, Mr. Nelson was an Investment Manager with Xerox Credit Corporation.


      James D. Wineland is primarily responsible for the management of the portfolio of Income Portfolio.

      Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as a portfolio manager for investment companies managed by the Manager since January 1988 and has been an employee of the Manager since November 1984.

      Thomas A. Mengel is primarily responsible for the management of the portfolio of International Portfolio. Mr. Mengel has been an employee of the Manager and has held his responsibilities for International Portfolio since May 1, 1996. He is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From 1993 to May 1, 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.


      Patrick W. Sterner is primarily responsible for the management of the portfolio of Limited-Term Bond Portfolio. Mr. Sterner has held his responsibilities for Limited-Term Bond Portfolio since July 1994, the Portfolio's inception. He is Vice President of the Manager, Vice President of the Fund and Vice President of another investment company for which the Manager serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Sterner has served as a portfolio manager for investment companies managed by the Manager since September 1992 and has been an employee of the Manager since August 1992.

      Mira Stevovich is primarily responsible for the management of the portfolio of Money Market Portfolio. Ms. Stevovich has held her responsibilities for Money Market Portfolio since May 1998. She is Vice President of the Manager, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which the Manager serves as investment manager. Ms. Stevovich has been an employee of the Manager since March 1987.


     Henry J. Herrmann is primarily responsible for the management of the portfolio of Science and Technology Portfolio. Mr. Herrmann has held his responsibilities for Science and Technology Portfolio since April 17, 2000. He is Vice President and Director of the Portfolio and Vice President and Director of each investment company managed by the Manager. He is President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; and President, Chief Executive Officer, Chief Investment Officer and Director of the Manager. Mr. Herrmann has been an employee of the Manager since March 15, 1971.

      Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Small Cap Portfolio. Mr. Seferovich has held his responsibilities for Small Cap Portfolio since the portfolio's inception to January 1, 1996 and from February 1999 to the present. He is Senior Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Seferovich has served as a portfolio manager for investment companies managed by the Manager, and has been an employee of the Manager, since February 1989.

      Mr. Sarris has held his Fund responsibilities since February 1999. He is Vice President of the Manager and Vice President of other investment companies for which the Manager serves as investment manager. Mr. Sarris has served as an investment analyst with the Manager, and has been an employee of the Manager, since October 1, 1991.


      Other members of the Manager's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

      Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.


      Each Portfolio pays a management fee to the Manager for providing investment advice and supervising its investments.

      The management fee is payable at the annual rates of:

      for Asset Strategy Portfolio, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

      for Balanced Portfolio, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

      for Bond Portfolio, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion;

      for Growth Portfolio, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

      for High Income Portfolio, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion;

      for Income Portfolio, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

      for International Portfolio, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

      for Limited-Term Bond Portfolio, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion;

      for Money Market Portfolio, 0.40% of net assets;

      for Science & Technology Portfolio, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion; and

      for Small Cap Portfolio, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

      Prior to June 30, 1999, the management fee of each Portfolio was calculated by adding a base fee to a specific fee. It was accrued and paid to the Manager daily. The specific fee was computed on each Portfolio's net asset value ("NAV") as of the close of business each day at the following annual rates: Money Market Portfolio - none; Bond Portfolio - .03 of 1% of net assets; High Income Portfolio - .15 of 1% of net assets; Growth Portfolio - .20 of 1% of net assets; Income Portfolio - .20 of 1% of net assets; International Portfolio
- .30 of 1% of net assets; Small Cap Portfolio - .35 of 1% of net assets; Balanced Portfolio - .10 of 1% of net assets; Limited-Term Bond Portfolio - .05 of 1% of net assets; Asset Strategy Portfolio - .30 of 1% of net assets; and Science and Technology Portfolio - .20 of 1% of net assets. The base fee was determined on the combined NAVs of all of the Portfolios and then allocated pro rata to the Portfolio based on its relative net assets at the annual rates shown in the following table:


                                  Base Fee Rate

            Group Net Asset Level                  Annual Base Fee
          (all dollars in millions)              Rate for Each Level
          -------------------------              -------------------
            From $    0 to $  750                     .51 of 1%
            From $  750 to $1,500                     .49 of 1%
            From $1,500 to $2,250                     .47 of 1%
            Over $2,250                               .45 of 1%




      For the fiscal year ended December 31, 1999, management fees for each Portfolio as a percent of each such Portfolio's average net assets are as follows:


                                     Management Fees


Asset Strategy Portfolio                   0.74%

Balanced Portfolio                         0.65%


Bond Portfolio                             0.52%

Growth Portfolio                           0.69%


High Income Portfolio                      0.63%


Income Portfolio                           0.69%


International Portfolio                    0.82%

Limited-Term Bond Portfolio                0.52%

Money Market Portfolio                     0.44%

Science and Technology Portfolio           0.80%


Small Cap Portfolio                        0.84%

      The Fund has adopted a Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay monthly a fee to Waddell & Reed, Inc., an affiliate of the Manager and the distributor of the Policies for which the Fund is the underlying investment vehicle, in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

      Each Portfolio also pays other expenses, which are explained in the SAI.

PURCHASES AND REDEMPTIONS


      The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their NAV per share next determined after receipt of the order to purchase from the Participating Insurance Company. No sales charge is required to be paid by the Participating Insurance Company for purchase of shares.


      Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

o the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or trading on the NYSE is restricted;
o the Securities and Exchange Commission has determined that a state of emergency exists which may make payment or transfer not reasonably practicable;
o the Securities and Exchange Commission has permitted suspension of the right of redemption of shares for the protection of the security holders of the Fund; or
o applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares.

      Redemptions are ordinarily made in cash.

      Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly management of portfolio securities could be disrupted to the potential detriment of Policyowners.

NET ASSET VALUE

In the calculation of the NAV per share of each Portfolio:

      o The securities in the Portfolio that are listed or traded on an exchange are valued primarily using market prices.

      o Bonds are generally valued according to prices quoted by an independent pricing service.
      o Short-term debt securities are valued at amortized cost, which approximates market value.
      o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.


      The NAV per share of each Portfolio is computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.


      Money Market Portfolio uses the amortized cost method for valuing its portfolio securities. You will find more information in the SAI about this method.

      Certain of the Portfolios may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Portfolio shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value in a manner determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. Similarly, if events materially affecting the value of foreign investments or foreign currency exchange rates occur prior to the close of the regular session of trading on the NYSE, but after the time their values are otherwise determined, such investments or exchange rates will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

      It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. Dividends from Money Market Portfolio are declared and paid daily in additional full and fractional shares. Dividends from Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Science and Technology Portfolio and Small Cap Portfolio usually are declared and paid annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

      All distributions from net realized long-term or short-term capital gains of each Portfolio, if any, other than Money Market Portfolio, are declared and paid annually in December in additional full and fractional shares of the respective Portfolio. Short-term capital gains of Money Market Portfolio--it does not anticipate realizing any long-term capital gains--are declared and paid daily in additional full and fractional shares of that Portfolio.

      You will find information in the SAI about Federal income tax considerations generally affecting the Portfolios.

      Because the only shareholders of the Portfolios are the Participating Insurance Companies and their separate accounts, no discussion is included here as to the Federal income tax consequences to the Portfolios' shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for the Policy. Prospective investors are urged to consult with their tax advisers.

TARGET/UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas  66201-9217

PROSPECTUS




Custodian
   UMB Bank, n. a.
   928 Grand Boulevard
   Kansas City, Missouri 64106


Legal Counsel
   Kirkpatrick & Lockhart LLP
   1800 Massachusetts Avenue NW
   Washington, D. C. 20036


Independent Auditors
   Deloitte & Touche LLP
   1010 Grand Boulevard
   Kansas City, Missouri 64106-2232

Investment Manager
   Waddell & Reed Investment Management Company
   6300 Lamar Avenue
   P. O. Box 29217
   Shawnee Mission, Kansas 66201-9217
   913-236-2000
   888-WADDELL

Accounting Services Agent
   Waddell & Reed Services Company
   6300 Lamar Avenue
   P. O. Box 29217
   Shawnee Mission, Kansas  66201-9217
   913-236-2000
   888-WADDELL


Our INTERNET address is:
   http://www.waddell.com


TABLE OF CONTENTS
An Overview of the Portfolios..................  2
The Investment Principles of the Portfolios.... 26
Financial Highlights........................... 33
The Management of the Portfolios............... 44
Purchases and Redemptions...................... 47
Net Asset Value................................ 48
Dividends and Distributions.................... 49

Target/United Funds, Inc.
PROSPECTUS



You can get more information about the Portfolios in--


      o the Statement of Additional Information (SAI), which contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).


      o the Annual and Semiannual Reports to Shareholders, which detail each Portfolio's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolios' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Report may also be requested at request@waddell.com.


Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.


The Fund's SEC file number is:  811-5017.


WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

                            TARGET/UNITED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217


                                  913-236-2000
                                   888-WADDELL

                                   May 1, 2000


                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus (the "Prospectus") of Target/United Funds, Inc. (the "Fund") dated May 1, 2000, which may be obtained by request to the Fund or Waddell & Reed, Inc. at the address or telephone number shown above.


                                TABLE OF CONTENTS

         Performance Information .....................................      2

         Investment Strategies, Policies and Practices................      5

         Investment Management and Other Services ....................     50

         Net Asset Value .............................................     54

         Directors and Officers ......................................     57

         Purchases and Redemptions ...................................     63

         Shareholder Communications ..................................     64

         Taxes .......................................................     64

         Dividends and Distributions .................................     70

         Portfolio Transactions and Brokerage ........................     70

         Other Information ...........................................     74

         Appendix A ..................................................     76

         Financial Statements ........................................     85

      Target/United Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of Participating Insurance Companies to fund certain variable life insurance policies and variable annuity contracts ("Policies").

                             PERFORMANCE INFORMATION

      From time to time, advertisements and sales materials for one or more of the Portfolios may include total return information, yield information and/or performance rankings. Performance data will be accompanied by or used in calculating performance data for the respective separate accounts that invest in the Portfolio.

Total Return


      The following relates to each Portfolio other than Money Market Portfolio. Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. No sales charge is required to be paid by the Participating Insurance Companies for purchase of shares. All dividends and distributions are assumed to be paid in shares at their at net asset value ("NAV") as of the day the dividend or distribution is paid. The formula used to calculate the total return is:



      P(1 + T)^n  =   ERV

       Where :  P =   $1,000 initial payment
                T =   Average annual total return
                n =   Number of years
              ERV =   Ending redeemable value of the $1,000
                      investment for the periods shown.


      The average annual total return quotations as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                    One-year      Five-year        Ten-year
                                   period from   period from      Period from
                                    1-1-99 to     1-1-95 to        1-1-90 to
                                    12-31-99      12-31-99         12-31-99
                                   -----------   -----------      -----------
Asset Strategy Portfolio              22.96%        11.52%*
Balanced Portfolio                    10.14%        14.39%           12.52%**
Bond Portfolio                        -1.44%         7.69%            7.45%
Growth Portfolio                      34.35%        26.47%           19.38%
High Income Portfolio                  4.22%        10.00%           10.29%
Income Portfolio                      12.52%        22.06%           17.26%***
International Portfolio               65.58%        26.15%           22.81%**
Limited-Term Bond Portfolio            1.74%         6.58%            5.84%**
Science and Technology Portfolio     174.66%        75.31%****
Small Cap Portfolio                   52.23%        26.09%           26.88%**

   *Period from May 1, 1995, commencement of operations, to December 31, 1999. **Period from May 3, 1994, commencement of operations, to December 31, 1999.
 ***Period from July 16, 1991, commencement of operations, to December 31,
    1999.
****Period from April 4, 1997, commencement of operations, to December 31,
    1999.


      Unaveraged or cumulative total return may also be quoted. Such total return data reflects the change in value of an investment over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period. The Fund may also provide non-standardized performance information.

Yield

      The following relates to Bond Portfolio, High Income Portfolio and Limited-Term Bond Portfolio. A yield quoted for a Portfolio is computed by dividing the net investment income per share earned during the period for which the yield is shown by the maximum offering price per share on the last day of that period according to the following formula:

                  Yield = 2((((a-b)/cd)+1)^6  -1)

         Where:   a =  dividends and interest earned during the period.
                  b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.

      The yield computed according to the formula for the 30-day period ended on December 31, 1999, the date of the most recent balance sheet included in this SAI, is as follows:

                  Bond Portfolio                                       6.54%
                  High Income Portfolio                                8.49%
                  Limited-Term Bond Portfolio                          7.66%

      The following relates to Money Market Portfolio. There are two methods by which Money Market Portfolio's yield for a specified time is calculated. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The NAV of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchases and Redemptions"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.


      This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

      The second method results in a figure referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:


         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]^365/7 -1

      The Money Market Portfolio's current yield as calculated above for the seven days ended December 31, 1999, the date of the most recent balance sheet included in this SAI, was 6.03% and its effective yield calculated for the same period was 6.21%.

Performance Rankings and Other Information

      The following relates to each of the Portfolios. From time to time, advertisements and information furnished to present or prospective Policyholders may include performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. A Portfolio's performance may also be compared to that of other selected mutual funds or recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


      Performance information for a Portfolio may be accompanied by information about market conditions and other factors that affected the Portfolio's performance for the period(s) shown.


      Change in yields primarily reflect different interest rates received by a Portfolio as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expense ratio.

      All performance information included in advertisements or sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Portfolio's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES


      This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (the "Manager"), may employ and the types of instruments in which a Portfolio may invest, in pursuit of a Portfolio's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.


      The Manager might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Portfolio's investment policies and restrictions. The Manager buys an instrument or uses a technique only if it believes that doing so will help a Portfolio achieve its goal(s). See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Portfolios.

Asset Strategy Portfolio

      Asset Strategy Portfolio allocates its assets among the following classes, or types, of investments:

      The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. The Manager will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; U.S. Government securities or securities issued by foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

      The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. The Manager seeks to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The Portfolio may also invest in lower-quality, high-yield debt securities. The Portfolio may not invest more than 35% of its total assets in these securities.


      The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks, which are included in the bond class). The Manager seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Manager believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located world-wide.


      The Manager intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

      In making asset allocation decisions, the Manager typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

      The ability of Asset Strategy Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

      Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Portfolio from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss.

Investments in precious metals do not provide a yield. Asset Strategy Portfolio's direct investment in precious metals may be limited by tax considerations. See "Taxes" below.


High Income Portfolio

      High Income Portfolio may invest in certain high-yield, high-risk, non-investment grade debt securities (commonly referred to as "junk bonds"). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Portfolio


      Money Market Portfolio may invest in the money market obligations and instruments listed below. Under Rule 2a-7 ("Rule 2a-7") of the Investment Company Act of 1940, as amended (the "1940 Act"), investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) ("NRSRO(s)"), as defined in Rule 2a-7, or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In general, Rule 2a-7 also limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) to no more than 5% of the Portfolio's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's total assets, with investments in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Portfolio's total assets or $1,000,000. Under Rule 2a-7, the Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days, as further described in the Rule.


      (1) U.S. Government Securities: See "U.S. Government Securities."

      (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S.

$500,000,000, and instruments secured by any such obligation. A "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or the Manager, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3) Commercial Paper Obligations Including Variable Amount Master Demand
Notes: Commercial paper rated as described above. See Appendix A to this SAI for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional investor.

      (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above. See Appendix A to this SAI for a description of some of these bond ratings.

      (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Portfolio will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market Portfolio.

      (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Portfolio is eligible to hold under the Rule.

      The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

      The main types of securities in which the Portfolios may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio (other than Money Market Portfolio) invests may include preferred stock that converts into common stock. Each of the Portfolios (other than Money Market Portfolio) may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by the Manager to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.


      Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. The Manager continuously monitors the issuers of lower-rated debt securities in each portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of the affected Portfolio(s).


      Subject to its investment restrictions, a Portfolio (other than Money Market Portfolio) may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Portfolio will treat unrated securities judged by the Manager to be of equivalent quality to a rated security as having that rating.


      While credit ratings are only one factor the Manager relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed.

      Each of the Portfolios (other than Money Market Portfolio) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

      Each of the Portfolios (other than Money Market Portfolio) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

      The Portfolios (other than Money Market Portfolio) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   U.S. Government Securities

      U.S. Government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.


      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Money Market Instruments

      Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Bank Deposits

      Among the other debt securities in which the Portfolios may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Portfolio may invest in them only within the 10% limit mentioned below under "Investment Restrictions and Limitations" (15% limit for Asset Strategy Portfolio) unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Zero Coupon Securities

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

      A Portfolio may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Portfolio's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Portfolio otherwise might not have done so.

      A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

      A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

   Municipal Obligations

      Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

      The U.S. Government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if the Manager determines they are consistent with the Portfolio's goal(s) and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these prepayments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

      Variable or Floating Rate Instruments

      Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Indexed Securities


      Each Portfolio (other than Money Market Portfolio) may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments and subject, in the case of Money Market Portfolio only, to the requirements of Rule 2a-7. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.


      Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.

Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Manager will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Portfolio's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.


   Foreign Securities and Currencies

      All Portfolios, other than Limited-Term Bond, may invest in the securities of foreign issuers, including depository receipts.


      In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depository Receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

      The Manager believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The Manager believes that a Portfolio's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

      However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

      The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


      Certain of the Portfolios could also be adversely affected by the conversion of certain European currencies into the euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.


      Each of the Portfolios (other than Money Market Portfolio and Limited-Term Bond Portfolio) may also purchase and sell foreign currency and invest in foreign currency deposits.


      Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures Contracts and Other Strategies -- Forward Currency Contracts."


      Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

      The only foreign securities in which Money Market Portfolio may invest are Canadian Government obligations, foreign bank obligations and obligations of foreign branches of domestic banks, all of which must be U.S.
dollar-denominated.

   Restricted Securities

      Each of the Portfolios may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, for example Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."


   Investment Company Securities

      Asset Strategy Portfolio, Balanced Portfolio, International Portfolio, Science and Technology Portfolio and Small Cap Portfolio may buy shares of closed-end investment companies (i.e., those that do not redeem their shares). Asset Strategy Portfolio may buy shares of open-end investment companies. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.


   Lending Securities


      Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Portfolio's income. If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not lent the securities. The Portfolio also receives additional compensation. Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager.

      Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, a Portfolio must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

      There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

      The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to the Portfolio.


      The Portfolios will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

      Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

      There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.




   Repurchase Agreements

      Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See "Investment Restrictions and Limitations." A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.


      The majority of repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, remains at least equal to the value of the loan, including the accrued interest earned thereon.

Repurchase agreements are entered into only with those entities approved by the Manager.


   Loans and Other Direct Debt Instruments


      Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy Portfolio may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.


      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If Asset Strategy Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


      Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.


      For purposes of the limitations on the amount of total assets that Asset Strategy Portfolio will invest in any one issuer or in issuers within the same industry, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   When-Issued and Delayed-Delivery Transactions


      Each Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Portfolio are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Portfolio's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolios could miss a favorable price or yield opportunity, or could suffer a loss.

      Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered and before it has paid for them (the "settlement date"), a Portfolio may sell the securities if the Manager decided it was advisable to do so for investment reasons. The Portfolio will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal in value to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Warrants and Rights

      Each Portfolio (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.


   Illiquid Investments

      Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

      (i)   repurchase agreements not terminable within seven days;


      (ii)  securities for which market quotations are not readily available;

      (iii) over-the-counter ("OTC") options and their underlying collateral;

      (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

      (v) restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Funds' Board of Directors;

      (vi)  non-government stripped fixed-rate mortgage-backed securities;

      (vii) securities involved in swap, cap, floor and collar transactions; and

      (viii) direct debt instruments.


      The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets (15% with respect to Asset Strategy Portfolio) were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.



Options, Futures Contracts and Other Strategies


      General. The Manager may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance a Portfolio's income or yield or to attempt to hedge a Portfolio's investments. The strategies described below may be used in an attempt to manage a Portfolio's foreign currency exposure as well as other risks of a Portfolio's investments that can affect fluctuation in its NAV.


      Generally, a Portfolio (other than Money Market Portfolio) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) is authorized to invest generally in foreign securities, each such Portfolio may purchase and sell foreign currency derivatives.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If a Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges on which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Portfolio's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

      In addition to the Financial Instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Portfolio's goal(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. The Portfolios might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

      (1) Successful use of most Financial Instruments depends upon the Manager's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time.

      (5) A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

      Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to a Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.


      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's NAV being more sensitive to changes in the value of the related instrument. A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.


      A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

      If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If the Manager wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at any particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies--Special Considerations. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      Each of these Portfolios might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

      The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

      Each of these Portfolios may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Portfolios could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


      Each of these Portfolios also may use forward currency contracts to attempt to enhance income or yield. A Portfolio could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

      The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Portfolio will be served.

      Successful use of forward currency contracts depends on the Manager's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Portfolio or that the Manager will hedge at an appropriate time.

      Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. A Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


      Swaps, Caps, Floors and Collars. Each of the Portfolios (other than Money Market Portfolio) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

      Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because, and to the extent, these agreements affect a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

      Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.


      The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by the Manager in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Portfolio's custodian that satisfies the requirements of the 1940 Act. Each Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Manager and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


   Borrowing

      Each of the Portfolios, other than Small Cap Portfolio, may borrow money, but only from banks and for emergency or extraordinary purposes. Small Cap Portfolio may borrow money, only from banks, to purchase securities and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If a Portfolio does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

Investment Restrictions and Limitations

      Certain of the Portfolios' investment restrictions and other limitations are described in this SAI. The following are each Portfolio's, other than Asset Strategy Portfolio, fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) the holders of 67% or more of the Portfolio's shares represented at the meeting, if more than 50% of the Portfolio's outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares. A Portfolio (other than Asset Strategy Portfolio) may not:

      (i) Issue senior securities (except that each Portfolio may borrow money as described below);


      (ii) Purchase or sell physical commodities; however, this policy shall not prevent a Portfolio other than Money Market Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;


      (iii) Buy real estate or any nonliquid interests in real estate investment trusts;


      (iv) Make loans, except loans of portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act, and a Portfolio may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions;


      (v) Invest for the purpose of exercising control or management of other companies;


      (vi) Sell securities short (unless, for a Portfolio other than Money Market Portfolio, it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that, for a Portfolio other than Money Market Portfolio, (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (vii) Engage in the underwriting of securities, except insofar as it may be deemed an underwriter in selling shares of a Portfolio and except as it may be deemed such in the sale of restricted securities;

      (viii) Except for Small Cap Portfolio (see "Borrowing"), borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of a Portfolio's total assets; or

      (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer; or, except for Money Market Portfolio, buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. Government securities are not included in this restriction); provided, however, that Science and Technology Portfolio may invest more than 25% of its assets in securities of companies in the science and technology industries.

      As additional fundamental policies of Money Market Portfolio that may not be changed without shareholder approval, Money Market Portfolio may not:

      (i)    Engage in arbitrage transactions;

      (ii) Pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings; or

      (iii) Buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. Government securities and bank obligations and instruments are not included in this restriction).

      The following are fundamental policies of Asset Strategy Portfolio and may not be changed without shareholder approval. Asset Strategy Portfolio may not:

      (i) With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

      (ii) Issue bonds or any other class of securities preferred over shares of the Portfolio in respect of the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Fund's Articles of Incorporation;


      (iii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;


      (iv) Borrow money, except that the Portfolio may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

      (v) Underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

      (vi) Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

      (vii) Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);


      (viii) Purchase or sell physical commodities, except that the Portfolio may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

      (ix) Make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.


      The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios:


      (i) At least 65% of each of Bond Portfolio's and Limited-Term Bond Portfolio's total assets will be invested during normal market conditions in bonds, and at least 65% of High Income Portfolio's total assets will be invested during normal market conditions to seek a high level of current income. Bond Portfolio may not purchase any securities other than debt securities if, as a result of such purchase, more than 10% of its total assets would be invested in non-debt securities. This 10% limit does not include a non-debt security held as a result of a conversion of a debt security or exercise of a warrant;

      (ii) At least 65% of Small Cap Portfolio's total assets will be invested during normal market conditions in companies whose market capitalizations do not exceed $1.5 billion at the time their securities are acquired by the Portfolio;

      (iii) At least 25% of Balanced Portfolio's total assets will be invested during normal market conditions in fixed-income senior securities;

      (iv) At least 80% of International Portfolio's total assets will be invested during normal market conditions in foreign securities. International Portfolio may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of that foreign country. International Portfolio currently intends to have at least 65% of its total assets invested in issuers of at least three different foreign countries;

      (v) Each of Balanced Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Science and Technology Portfolio and Small Cap Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Asset Strategy Portfolio may not invest more than 35% of its total assets in non-investment grade debt securities;

      (vi) Money Market Portfolio may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7. Money Market Portfolio may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Portfolio's total assets or $1,000,000, as determined in accordance with Rule 2a-7;


      (vii) High Income Portfolio may not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Portfolio does not currently intend to invest more than 10% of its total assets in non-dividend paying common stocks;

      (viii) Subject to the diversification requirements of Rule 2a-7, Money Market Portfolio may invest up to 10% of its total assets in Canadian Government obligations. Money Market Portfolio may not invest more than 25% of its total assets in a combination of Canadian Government obligations and foreign bank obligations;

      (ix) Asset Strategy Portfolio currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets;

      (x) Each of Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, Science and Technology Portfolio and Small Cap Portfolio may not invest more than 20% of its total assets in foreign securities. Balanced Portfolio may purchase an unlimited amount of foreign securities; however, the Portfolio intends to have less than 10% of its total assets invested in foreign securities;

      (xi) Each Portfolio may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Portfolio) of its net assets would consist of illiquid investments;

      (xii) Each of Balanced Portfolio, International Portfolio, Small Cap Portfolio and Science and Technology Portfolio may invest up to 10% of its total assets in shares of investment companies that do not redeem their shares if the Portfolio buys these shares in a regular transaction in the open market or acquires them as part of a reorganization, consolidation or merger; however, these Portfolios do not currently intend to invest more than 5% of their respective total assets in such securities. Asset Strategy Portfolio does not currently intend to purchase shares of investment companies that do not redeem their shares except in a regular transaction in the open market and if, as a result, no more than 10% of its total assets would be invested in such shares. Asset Strategy Portfolio does not currently intend to purchase shares of open-end investment companies;

      (xiii) Each of Asset Strategy Portfolio, International Portfolio and Limited-Term Bond Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments;


      (xiv) A Portfolio may not participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with any other Portfolio or with other advisory accounts of the Manager or any of its affiliates to reduce brokerage commissions or otherwise to achieve best execution);

      (xv) Asset Strategy Portfolio does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. This limitation does not apply to purchases of debt securities or to repurchase agreements;


      (xvi) Asset Strategy Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases;

      (xvii) Asset Strategy Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding;

      (xviii) Asset Strategy Portfolio does not currently intend to invest in money-market instruments rated below the highest rating category by S&P or MIS, or judged by the Manager to be of equivalent quality; provided, however, that the Portfolio may invest in money-market instruments rated below the highest rating category by S&P or MIS if such instrument is subject to a letter of credit or similar unconditional credit enhancement which is rated A-1 by S&P or Prime 1 by MIS;

      (xix) Other than Asset Strategy Portfolio and Money Market Portfolio, none of the other Portfolios may pledge its assets in connection with any permitted borrowings; however, this policy does not prevent a Portfolio from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (xx) Money Market Portfolio will not invest in any security whose interest rate or principal amount to be repaid, or timing of payments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or index expressed in a currency other than U.S. dollars;

      (xxi) For Limited-Term Bond Portfolio, the maturity of collateralized mortgage obligations and other asset-backed securities will be deemed to be the estimated average life of such securities, as determined in accordance with certain prescribed models or formulas. The maturity of other debt securities will be deemed to be the earlier of the call date or the maturity date, whichever is appropriate;

      (xxii) Limited-Term Bond Portfolio may only invest in U.S. dollar denominated securities; and

      (xxiii) To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

      An investment policy or limitation that states a maximum percentage of a Portfolio's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Portfolio Turnover

      A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year.


         The portfolio turnover rates for the fiscal years ended December 31, 1999 and December 31, 1998 for each of the Portfolios then in existence were as follows:

                                                              1999        1998
                                                              ----        ----

Asset Strategy Portfolio                                     179.63%     189.02%
Balanced Portfolio                                            62.90       54.62
Bond Portfolio                                                47.27       32.75
Growth Portfolio                                              65.82       75.58
High Income Portfolio                                         87.84       63.64
Income Portfolio                                              70.20       62.84
International Portfolio                                      118.71       88.84
Limited-Term Bond Portfolio                                   22.81       47.11
Money Market Portfolio                                         0.00        0.00
Science and Technology Portfolio                              47.36       64.72
Small Cap Portfolio                                          130.99      177.32

      The high portfolio turnover rate for Asset Strategy Portfolio, International Portfolio and Small Cap Portfolio was due to the active management of each Portfolio and the volatility of the stock market during this period. A high turnover rate will increase transaction costs and commission costs that will be borne by the Portfolio and may generate taxable income or loss. Because short-term securities are generally excluded from computation of the turnover rate, a rate is not computed for Money Market Portfolio.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

      The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to the Manager, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, the Manager is employed to supervise the investments of each Portfolio and provide investment advice to each Portfolio. The address of the Manager and Waddell & Reed, Inc. is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's distributor.


      The Management Agreement permits the Manager or an affiliate of the Manager to enter into a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Directors prior to approving any Accounting Services Agreement.


Waddell & Reed Financial, Inc.


      The Manager is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217.

      Waddell & Reed, Inc. and its predecessors served as investment manager to the Fund and to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to the Manager. The Manager has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, United Asset Strategy Fund, Inc. since it commenced operations in March 1995, United Small Cap Fund, Inc. since it commenced operations in

October 1999 and United Tax-Managed Equity Fund, Inc. since it commenced operations in March 2000. Waddell & Reed, Inc. serves as distributor for Policies for which the Fund is the underlying investment vehicle and as underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc.


Accounting Services


      Under the Accounting Services Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent provides the Fund with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the Portfolios' shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Payments by the Fund for Management and Accounting Services

      Under the Management Agreement, for the Manager's management services, the Fund pays the Manager a fee as described in the Prospectus. Prior to the above-described assignment from Waddell & Reed, Inc. to the Manager, all fees were paid to Waddell & Reed, Inc. The management fees paid to the Manager, during the last three fiscal years for each Portfolio then in existence were as follows:

                                                 Periods ended December 31,
                                                 --------------------------
                                              1999         1998          1997
                                              ----         ----          ----

Asset Strategy Portfolio                  $  125,314    $   91,048    $   71,899
Balanced Portfolio                           664,392       471,708       324,830
Bond Portfolio                               593,016       547,604       491,520
Growth Portfolio                           6,468,574     4,903,762     4,150,034
High Income Portfolio                        778,077       801,018       690,862
Income Portfolio                           5,983,548     5,015,935     3,955,628
International Portfolio                    1,606,571     1,168,796       799,824
Limited-Term Bond Portfolio                   29,161        22,936        21,919
Money Market Portfolio                       254,538       223,299       192,321
Science and Technology Portfolio*            738,631       126,390        27,836
Small Cap Portfolio                        1,771,481     1,395,302     1,018,984

*Science and Technology Portfolio began operations April 4, 1997.

      The Fund accrues and pays this fee daily.

      Under the Accounting Services Agreement, the Fund pays Waddell & Reed Services Company a fee for accounting services as described in the Prospectus. Fees paid to the Agent for the last three fiscal years for each Portfolio then in existence were as follows:

                                                   Periods ended December 31,
                                                   --------------------------
                                                 1999         1998         1997
                                                 ----         ----         ----

Asset Strategy Portfolio                       $10,000      $ 9,167      $    --
Balanced Portfolio                              36,667       30,000       25,833
Bond Portfolio                                  40,000       40,000       30,000
Growth Portfolio                                87,500       72,500       67,500
High Income Portfolio                           40,000       40,000       38,333
Income Portfolio                                85,000       72,500       65,833
International Portfolio                         42,500       40,000       35,833
Limited-Term Bond Portfolio                         --           --           --
Money Market Portfolio                          30,000       23,333       20,000
Science and Technology Portfolio*               31,667       11,667           --
Small Cap Portfolio                             46,667       40,000       38,333


*Science and Technology Portfolio began operations April 4, 1997.


      Pursuant to its voluntary waiver of fees for a Portfolio with assets under $25 million on any fee accrual and payment date, the manager waived management fees in the amounts of $65,722 and $14,949 for Asset Strategy Portfolio and Limited-Term Bond Portfolio for 1999.


      Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and Waddell & Reed Services Company, respectively, pay all of their own expenses in providing these services. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with the Manager and Waddell & Reed, Inc. The Fund pays the fees and expenses of the Fund's other Directors. The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

   Service Plan

      Under a Service Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed, Inc. a fee not to exceed .25% of the Portfolio's average annual net assets, paid monthly, to compensate Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.


      The Plan permits Waddell & Reed, Inc. to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintaining Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners and/or maintenance of Policyowner accounts; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintaining Policyowner accounts.

      The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit each Portfolio and the Policyholders through Waddell & Reed, Inc.'s activities to provide directly or indirectly, personal services to the Policyholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Policyholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund through reduced redemptions and reducing a Policyholder's share of Fund and Portfolio expenses. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Policyholders.

      The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.


      Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors. During the fiscal year ended December 31, 1999, each Portfolio paid the following amount under the Plan:

         Asset Strategy Portfolio                    $   40,884
         Balanced Portfolio                             246,777
         Bond Portfolio                                 272,450
         Growth Portfolio                             2,250,583
         High Income Portfolio                          294,959
         Income Portfolio                             2,070,886
         International Portfolio                        467,843
         Limited-Term Bond Portfolio                     13,593
         Money Market Portfolio                         138,656
         Science and Technology Portfolio               220,622
         Small Cap Portfolio                            505,758

Custodial and Auditing Services

      The Custodian for each Portfolio is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the Custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's annual financial statements.


                                 NET ASSET VALUE


      The NAV of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115. If it had a liability of $5, the NAV would be $110 ($115 minus $5). If it had 11 shares outstanding, the NAV of one share would be $10 ($110 divided by 11).

      The NAV per share of each Portfolio is computed on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded. The NYSE ordinarily closes at 4:00 p.m. Eastern time. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every business day.


      Under Rule 2a-7, Money Market Portfolio uses the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Portfolio's investments are that the Portfolio must: (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which the Fund's Board of Directors determines present minimal credit risks and which are rated in one of the two highest rating categories by the requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors; (iii) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets; (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets; (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000; and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

      While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Portfolio's shares would receive less investment income. The converse would apply in a period of rising interest rates.


      Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Portfolio's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.


      For the purpose of determining whether there is any deviation between the value of the Portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.


      Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board of Directors must promptly consider what action, if any, will be initiated. When the Board of Directors believes that the extent of any deviation may result in material dilution or other unfair results, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.


      The portfolio securities of the Portfolios (other than Money Market Portfolio) that are listed or traded on U.S. or foreign stock exchanges are valued at the last sales price on that day or, lacking any sales on such day, at the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by the Manager (under procedures established by and under the general supervision and responsibility of the Board of Directors) as the primary market. Securities traded in the OTC market are valued at the mean of the last bid and asked prices.

      Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios (other than Money Market Portfolio) are valued at amortized cost. When market quotations for options and futures positions and non-exchange traded foreign securities held by a Portfolio are readily available, those positions and securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

      When a Portfolio writes a call or a put option, an amount equal to the premium received is included in that Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. If an option a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Portfolio received. If an option written by a Portfolio expires, it has a gain in the amount of the premium; if it enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.


      All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's Custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Portfolio's NAV. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. The foreign currency exchange transactions of a Portfolio conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.


      Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

                             DIRECTORS AND OFFICERS

      The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.


      The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes the Fund, each of the funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc.

Each of the Fund's Directors is also a Director of each of the funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.


KEITH A. TUCKER*
      Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
      Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
      President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
      Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
      First Lady of Kansas; formerly, Partner of Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
      General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
      Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
      President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth:
November 12, 1936.

HENRY J. HERRMANN*
      Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
      Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
      Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
      Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
      Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
      Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
      Retired. Date of birth: August 7, 1935.

Daniel C. Schulte
      Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc., Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

Kristen A. Richards
      Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.

Theodore W. Howard
      Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Michael L. Avery
      Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of, and the Director of Research for, Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

James C. Cusser
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager. Date of birth: May 30, 1949.




Thomas A. Mengel
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, President of Sal. Oppenheim jr. & Cie. Securities, Inc. Date of birth: April 13, 1957.

William M. Nelson
      Vice President of the Fund and Vice President of the Manager. Date of birth: May 18, 1960.


Cynthia P. Prince-Fox
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1959.


Philip J. Sanders
      Vice President of the Fund and Vice President of the Manager; formerly Lead Manager with Tradestreet Investment Associates. Date of birth: October 30, 1959.


Grant P. Sarris
      Vice President of the Fund and two other funds in the Fund Complex and Vice President of the Manager. Date of birth: September 14, 1966.

Mark G. Seferovich
Vice President of the Fund and two other funds in the Fund Complex and Senior Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: April 6, 1947.

W. Patrick Sterner
      Vice President of the Fund and one other fund in the Fund Complex; Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.


Mira Stevovich
      Vice President and Assistant Treasurer of the Fund and two other funds in the Fund Complex and Assistant Treasurer of all funds in the Fund Complex; Vice President of the Manager. Date of birth: July 30, 1953.




Daniel J. Vrabac
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management company. Date of birth: July 24, 1954.

James D. Wineland
      Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

      The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

      The Directors who may be deemed to be "interested persons", as defined in the 1940 Act, are indicated as such by an asterisk.


      As of January 31, 2000, the Directors and officers as a group owned less than 1% of the shares of any Portfolio.

      The Board of Directors has created an honorary position of Director Emeritus, whereby, an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a

Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

      The Fund, the funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (Prior to October 1, 1999, the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended.) The fees to the Directors are divided among the Portfolios, the funds in the United Group and the series of Waddell & Reed Funds, Inc. based on the Portfolios' relative size.

      During the Fund's fiscal year ended December 31, 1999, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                                      Total
                                        Aggregate                 Compensation
                                      Compensation                  From Fund
                                          From                      and Fund
Director                                  Fund                      Complex*
--------                              ------------                ------------

Robert L. Hechler                       $    0                    $     0
Henry J. Herrmann                            0                          0
Keith A. Tucker                              0                          0
James M. Concannon                       5,987                     59,500
John A. Dillingham                       5,987                     59,500
David P. Gardner                         5,735                     57,000
Linda K. Graves                          5,987                     59,500
Joseph Harroz, Jr.                       5,987                     59,500
John F. Hayes                            5,987                     59,500
Glendon E. Johnson                       6,036                     60,000
William T. Morgan                        5,987                     59,500
Ronald C. Reimer                         6,001                     59,500
Frank J. Ross, Jr.                       5,987                     59,500
Eleanor B. Schwartz                      6,036                     60,000
Frederick Vogel III                      6,036                     60,000


*No pension or retirement benefits have been accrued as a part of Fund expenses.



                            PURCHASES AND REDEMPTIONS


      The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their NAV per share. No sales charge is paid by the Participating Insurance Company for purchase of shares. Redemptions will be made at the NAV per share of the Portfolio. Payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (i) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (ii) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or (iv) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board of Directors may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.


      Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners. The Fund need not accept any purchase order and it may discontinue offering the shares of any Portfolio.

                           SHAREHOLDER COMMUNICATIONS

      Policyowners will receive from the Participating Insurance Companies financial statements of the Fund as required under the 1940 Act. Each report shows the investments owned by the Portfolio and the market values thereof and provides other information about the Fund and its operations.

                                      TAXES

General

      Shares of the Portfolios are offered only to insurance company separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policy holders.


      Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified since inception for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, net short-term capital gain and, for each Portfolio other than Money Market Portfolio and Limited-Term Bond Portfolio, net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement"), and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


      Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account -- and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies. If any Portfolio failed to qualify for treatment as a regulated investment company for any taxable year,
(1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.


      Dividends and distributions declared by a Portfolio in December of any year and payable to shareholders of record on a date in that month are deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January.

      Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Portfolio's policy to make sufficient distributions each year to avoid imposition of the Excise Tax.


Income from Foreign Securities

      Dividends and interest received, and gains realized, by a Portfolio (other than the Limited-Term Bond Portfolio) may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


      Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


      If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Portfolio to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


      The Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


Foreign Currency Gains and Losses


      Gains or losses (i) from the disposition of foreign currencies, including forward currency contracts, (ii) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (iii) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

      The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves Complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Any income a Portfolio earns from writing options is taxed as short-term capital gains. If a Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.


      Certain options, futures contracts and forward currency contracts in which a Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Portfolio, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. A Portfolio may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which a Portfolio may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.


      If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


Zero Coupon and Payment-in-Kind Securities

      As the holder of zero coupon or other securities issued with original issue discount ("OID"), a Portfolio must include in its income the OID that accrues on the securities during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Similarly, a Portfolio must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                           DIVIDENDS AND DISTRIBUTIONS

      It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than Money Market Portfolio, will consist of all payments of dividends or interest received by such Portfolio less the estimated expenses of such Portfolio. Money Market Portfolio's net investment income for dividend purposes consists of all interest income accrued on the Portfolio, plus or minus realized gains or losses on portfolio securities, less the Portfolio's expenses.


      Dividends on Money Market Portfolio are declared and paid daily in additional full and fractional shares. Dividends from investment income of Growth Portfolio, Bond Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio will usually be declared and paid annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and on shares the day they are redeemed. Under the amortized cost procedures which pertain to Money Market Portfolio in certain circumstances dividends of Money Market Portfolio might be eliminated or reduced.


      All net realized long-term or short-term capital gains of the Portfolios, if any, other than short-term capital gains of Money Market Portfolio, are declared and distributed annually in December to the shareholders of the Portfolios to which such gains are attributable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      One of the duties undertaken by the Manager in the Management Agreement is to arrange for the purchase and sale of securities for the Portfolios. With respect to Limited-Term Bond Portfolio, Money Market Portfolio and High Income Portfolio, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolios may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or the Manager may otherwise combine orders for a Portfolio with those of other Portfolios, funds in the United Group and Waddell & Reed Funds, Inc. and/or other accounts for which it has investment discretion, including accounts affiliated with the Manager. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, the Manager will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.


      To effect the portfolio transactions of each Portfolio in securities traded on an exchange, the Manager is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by the Manager to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which the Manager has investment discretion.

      Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.


      The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager or its affiliates.


      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by the Manager.

      Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Portfolio or being considered for purchase.


      The Fund may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid during the fiscal years ended December 31, 1999, 1998 and 1997:

                                                  Periods ended December 31,
                                              -------------------------------
                                                1999          1998          1997
                                                ----          ----          ----
Asset Strategy Portfolio                  $   38,386    $   16,848    $   16,930
Balanced Portfolio                           128,278        68,705        56,431
Bond Portfolio                                    --            --            --
Growth Portfolio                           1,122,733     1,048,968     1,785,220
High Income Portfolio                         17,842         5,131         2,998
Income Portfolio                             716,229       576,461       421,831
International Portfolio                    1,002,125       632,844       597,704
Limited-Term Bond Portfolio                       --            --            --
Money Market Portfolio                            --            --            --
Science and Technology Portfolio*             52,993        19,104         8,143
Small Cap Portfolio                          275,977       309,983       238,000
                                          ----------    ----------    ----------
                                          $3,354,563    $2,678,044    $3,127,257
                                          ==========    ==========    ==========


*Science and Technology Portfolio began operations April 4, 1997.


      The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 1999. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                            Amount of        Brokerage
                                         Transactions      Commissions
                                       --------------   --------------
Asset Strategy Portfolio               $   11,398,375   $       22,361
Balanced Portfolio                         68,989,394          103,186
Bond Portfolio                                     --               --
Growth Portfolio                          890,003,135          985,610
High Income Portfolio                       5,980,162            8,818
Income Portfolio                          462,010,618          544,031
International Portfolio                    11,717,695           10,819
Limited-Term Bond Portfolio                        --               --
Money Market Portfolio                             --               --
Science and Technology Portfolio           13,054,361           15,524
Small Cap Portfolio                        46,650,245          124,546
                                       --------------   --------------
                                       $1,509,803,985   $    1,814,895
                                       ==============   ==============

      As of December 31, 1999, each of the following Portfolios held securities issued by their respective regular broker-dealers, as follows: Asset Strategy Portfolio owned Bank of America Corporation securities in the aggregate amount of $170,637; Balanced Portfolio owned Bank of America Corporation securities in the aggregate amount of $1,008,217; Bond Portfolio owned Salomon Inc. securities in the aggregate amount of $1,032,340; Growth Portfolio owned Citigroup Inc. securities in the aggregate amount of $9,862,344; Growth Portfolio owned Bank of America Corporation securities in the aggregate amount of $9,033,750; Growth Portfolio owned Morgan Stanley, Dean Witter, Discover & Co. securities in the aggregate amount of $9,992,500; Income Portfolio owned Citigroup Inc. securities in the aggregate amount of $12,926,616; Income Portfolio owned Bank of America Corporation securities in the aggregate amount of $7,819,212; Limited-Term Bond Portfolio owned Bank of America Corporation securities in the aggregate amount of $101,749; and Limited-Term Bond Portfolio owned Salomon Inc. securities in the aggregate amount of $100,482.

      The Fund, the Manager and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.


                                OTHER INFORMATION

Capital Stock

      The Fund was incorporated in Maryland on December 2, 1986. Prior to August 31, 1998, the Fund was known as TMK/United Funds, Inc. Capital stock is currently divided into the following classes which are a type of class designated a "series" as that term is defined in the Articles of Incorporation of the Fund: Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio and Small Cap Portfolio.

      The balance of shares authorized but not divided into classes may be issued to an existing Portfolio, or to new series having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.


      Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

      The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

      Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


Voting Rights


      All shares of the Fund have equal voting rights (regardless of the NAV per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.


      Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

      Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

      The phrase "a majority of the outstanding voting securities" of a series (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a series (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

      To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

                                   APPENDIX A

      The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

                           DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.;.

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      A brief description of the applicable S&P rating symbols and their meanings follow:

      AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of preferred stock ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.    Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

      BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C -- A preferred stock rated C is a non-paying issue.

      D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

      NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc. Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Preferred stock rating symbols and their definitions are as follows:

      aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

      S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

      --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

        The note rating symbols and definitions are as follows:

        SP-1   Strong capacity to pay principal and interest. Issues
               determined to possess very strong characteristics are given a plus (+) designation.
        SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
        SP-3   Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

      MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS
Business Services - 6.66%
  America Online, Inc.* ...........................       3,000      $   226,313
  Clear Channel Communications, Inc.* .............       2,600          232,050
  Critical Path, Inc.* ............................       1,700          160,544
  DoubleClick Inc.* ...............................       2,000          506,562
  TMP Worldwide Inc.* .............................       2,200          311,712
    Total .........................................                    1,437,181

Cable and Other Pay Television Services - 4.73%
  AT&T Corp. - Liberty Media Group,
    Class A* ......................................       8,600          488,050
  Cox Communications, Inc., Class A* ..............       4,693          241,690
  EchoStar Communications Corporation,
    Class A* ......................................       3,000          292,125
    Total .........................................                    1,021,865

Chemicals and Allied Products - 11.58%
  American Home Products Corporation ..............       3,600          141,975
  Forest Laboratories, Inc.* ......................       8,600          528,363
  Lilly (Eli) and Company .........................       4,900          325,850
  Merck & Co., Inc. ...............................       3,400          228,012
  Monsanto Company ................................       5,100          181,688
  Pharmacia & Upjohn, Inc. ........................       4,100          184,500
  Pharmacyclics, Inc.* ............................       5,200          215,150
  Schering-Plough Corporation .....................       6,800          286,875
  Smith International, Inc.* ......................       2,100          104,344
  Warner-Lambert Company ..........................       3,700          303,169
    Total .........................................                    2,499,926

Communication - 0.50%
  Tritel, Inc.* ...................................       3,400          107,737

Computer Integrated Systems Design - 1.30%
  Yahoo! Inc.* ....................................         650          281,267

Depository Institutions - 1.71%
  Bank of America Corporation .....................       3,400          170,637
  U. S. Bancorp. ..................................       8,300          197,644
    Total .........................................                      368,281

Eating and Drinking Places - 3.73%
  McDonald's Corporation ..........................       6,400          258,000
  Papa John's International, Inc.* ................       8,300          216,578
  Wendy's International, Inc. .....................      16,000          330,000
    Total .........................................                      804,578

Electronic and Other Electric Equipment - 11.66%
  Analog Devices, Inc.* ...........................       5,000          465,000
  Eaton Corporation ...............................       3,900          283,238
  Intel Corporation ...............................       4,300          353,809
  JDS Uniphase Corporation* .......................       2,400          387,150

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment (Continued)
  Maxim Integrated Products, Inc.* ................       4,800      $   226,350
  Nortel Networks Corporation .....................       2,700          272,700
  Rambus Inc.* ....................................       2,900          195,478
  STMicroelectronics N.V., NY Shares ..............       2,200          333,163
    Total .........................................                    2,516,888

Fabricated Metal Products - 1.62%
  Parker Hannifin Corporation .....................       6,800          348,925

General Merchandise Stores - 3.56%
  BJ's Wholesale Club, Inc.* ......................      10,000          365,000
  Dayton Hudson Corporation .......................       5,500          403,906
    Total .........................................                      768,906

Holding and Other Investment Offices - 1.50%
  ABB Ltd. [Sweden] (A)* ..........................       1,400          170,800
  "Shell" Transport and Trading Company,
    p.l.c. (The), ADR .............................       3,100          152,675
    Total .........................................                      323,475

Industrial Machinery and Equipment - 2.70%
  Applied Materials, Inc.* ........................       2,000          253,313
  Cooper Cameron Corporation* .....................       2,600          127,237
  SPX Corporation* ................................       2,500          202,031
    Total .........................................                      582,581

Instruments and Related Products - 4.02%
  Beckman Coulter, Inc. ...........................       5,100          259,462
  CONMED Corporation* .............................      10,000          259,375
  Teradyne, Inc.* .................................       5,300          349,800
    Total .........................................                      868,637

Insurance Carriers - 3.56%
  American International Group, Inc. ..............       2,775          300,047
  Aon Corporation .................................       2,500          100,000
  Lincoln National Corporation ....................       4,400          176,000
  ReliaStar Financial Corp. .......................       4,900          192,019
    Total .........................................                      768,066

Metal Mining - 1.26%
  Newmont Mining Corporation ......................      11,100          271,950

Oil and Gas Extraction - 2.67%
  Burlington Resources Incorporated ...............       5,400          178,537
  Schlumberger Limited ............................       2,600          146,250
  Transocean Sedco Forex Inc. .....................       3,603          121,388
  USX Corporation - Marathon Group ................       5,300          130,844
    Total .........................................                      577,019

Petroleum and Coal Products - 0.33%
  Texaco Inc. .....................................       1,300           70,606

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS (Continued)
Prepackaged Software - 3.50%
  Microsoft Corporation* ..........................       3,500      $   408,516
  Oracle Corporation* .............................       3,100          347,297
    Total .........................................                      755,813

Primary Metal Industries - 2.17%
  Nucor Corporation ...............................       3,900          213,769
  USX Corporation - U.S. Steel Group ..............       7,700          254,100
    Total .........................................                      467,869

Transportation by Air - 1.01%
  Southwest Airlines Co. ..........................      13,500          218,531

Transportation Equipment - 5.64%
  Ford Motor Company ..............................       4,900          261,844
  General Motors Corporation ......................       5,700          414,319
  Gentex Corporation* .............................      19,400          540,775
    Total .........................................                    1,216,938

Transportation Services - 1.51%
  Expeditors International of Washington, Inc. ....       7,500          327,187

Wholesale Trade -- Nondurable Goods - 2.94%
  Cardinal Health, Inc. ...........................       7,800          373,425
  U.S. Foodservice* ...............................      15,600          261,300
    Total .........................................                      634,725

TOTAL COMMON STOCKS - 79.86%                                         $17,238,951
  (Cost: $14,131,866)

                                                      Principal
                                                      Amount in
                                                      Thousands

CORPORATE DEBT SECURITIES
Fabricated Metal Products - 0.91%
  Crown Cork & Seal Company, Inc.,
    7.125%, 9-1-02 ................................        $200          197,452

Finance, Taxation and Monetary Policy - 0.87%
  Banco Nacional de Comercio Exterior, S.N.C.,
    7.25%, 2-2-04 .................................         200          187,250

Petroleum and Coal Products - 0.92%
  Petroleos Mexicanos (Daily Adjusted Yield
    Securities (DAYS)),
    8.799%, 7-15-05 ...............................         200          196,750

Radio and Television Broadcasting Stations - 0.99%
  Grupo Televisa, S.A.,
    11.375%, 5-15-03 ..............................         200          213,500

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands            Value

CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.89%
  Vicap, S.A. de C.V.,
    10.25%, 5-15-02 ...............................      $  200      $   193,000

TOTAL CORPORATE DEBT SECURITIES - 4.58%                              $   987,952
  (Cost: $963,278)

OTHER GOVERNMENT SECURITY - 0.78%
Argentina
  Republic of Argentina,
    0.0%, 10-15-01 ................................         200      $   168,500
  (Cost: $170,118)

UNITED STATES GOVERNMENT SECURITY - 6.59%
  United States Treasury,
    5.625%, 12-31-02 ..............................       1,450      $ 1,423,262
  (Cost: $1,443,980)

SHORT-TERM SECURITIES
Fabricated Metal Products - 2.03%
  Danaher Corporation,
    6.49%, Master Note ............................         438          438,000

Food and Kindred Products - 3.24%
  General Mills, Inc.,
    6.345%, Master Note ...........................         700          700,000

Nondepository Institutions - 2.84%
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................         612          612,000

TOTAL SHORT-TERM SECURITIES - 8.11%                                  $ 1,750,000
  (Cost: $1,750,000)

TOTAL INVESTMENT SECURITIES - 99.92%                                 $21,568,665
  (Cost: $18,459,242)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%                         17,888

NET ASSETS - 100.00%                                                 $21,586,553

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS
Amusement and Recreation Services - 0.62%
  Walt Disney Company (The) .......................      25,000    $   731,250

Building Materials and Garden Supplies - 0.91%
  Home Depot, Inc. (The) ..........................      15,538      1,065,358

Business Services - 1.77%
  Clear Channel Communications, Inc.* .............       9,000        803,250
  Young & Rubicam Inc. ............................      18,000      1,273,500
    Total .........................................                  2,076,750

Cable and Other Pay Television Services - 0.88%
  Cox Communications, Inc., Class A* ..............      20,000      1,030,000

Chemicals and Allied Products - 4.45%
  Air Products and Chemicals, Inc. ................      29,700        996,806
  Lilly (Eli) and Company .........................       5,500        365,750
  Merck & Co., Inc. ...............................      12,000        804,750
  Pfizer Inc. .....................................      26,000        843,375
  Pharmacia & Upjohn, Inc. ........................      12,000        540,000
  Procter & Gamble Company (The) ..................       6,100        668,331
  Warner-Lambert Company ..........................      12,200        999,638
    Total .........................................                  5,218,650

Communication - 1.88%
  Bell Atlantic Corporation .......................       7,500        461,719
  Nextel Communications, Inc.* ....................       9,000        927,844
  SBC Communications Inc. .........................      16,600        809,250
    Total .........................................                  2,198,813

Depository Institutions - 1.70%
  Bank of America Corporation .....................      20,089      1,008,217
  Comerica Incorporated ...........................      10,000        466,875
  U. S. Bancorp. ..................................      21,700        516,731
    Total .........................................                  1,991,823

Eating and Drinking Places - 0.34%
  Wendy's International, Inc. .....................      19,200        396,000

Electric, Gas and Sanitary Services - 0.92%
  Reliant Energy ..................................      12,000        274,500
  Unicom Corporation ..............................      24,000        804,000
    Total .........................................                  1,078,500

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 8.10%
  Analog Devices, Inc.* ...........................      20,000    $ 1,860,000
  Eaton Corporation ...............................      12,000        871,500
  General Electric Company ........................       7,000      1,083,250
  Intel Corporation ...............................      12,000        987,375
  Koninklijke Philips Electronics N.V.,
    NY Shares .....................................      10,000      1,350,000
  Maxim Integrated Products, Inc.* ................      17,000        801,656
  Motorola, Inc. ..................................      11,300      1,663,925
  Texas Instruments Incorporated ..................       9,100        881,563
    Total .........................................                  9,499,269

Fabricated Metal Products - 1.02%
  Parker Hannifin Corporation .....................      23,400      1,200,713

Food and Kindred Products - 1.46%
  PepsiCo, Inc. ...................................      29,500      1,039,875
  Seagram Company Ltd. (The) ......................      15,000        674,063
    Total .........................................                  1,713,938

Food Stores - 0.72%
  Kroger Co. (The)* ...............................      45,000        849,375

General Merchandise Stores - 2.16%
  BJ's Wholesale Club, Inc.* ......................      20,000        730,000
  Dayton Hudson Corporation .......................       9,500        697,656
  Wal-Mart Stores, Inc. ...........................      16,000      1,106,000
    Total .........................................                  2,533,656

Holding and Other Investment Offices - 0.41%
  Plum Creek Timber Company, Inc. .................      19,200        480,000

Industrial Machinery and Equipment - 3.94%
  Apple Computer, Inc.* ...........................       9,200        945,587
  Applied Materials, Inc.* ........................       8,900      1,127,241
  EMC Corporation* ................................      14,500      1,584,125
  Hewlett-Packard Company .........................       8,400        957,075
    Total .........................................                  4,614,028

Instruments and Related Products - 0.49%
  Emerson Electric Co. ............................      10,000        573,750

Insurance Agents, Brokers and Service - 0.74%
  Hartford Financial Services Group Inc. (The) ....      18,200        862,225

Insurance Carriers - 1.01%
  Lincoln National Corporation ....................      15,000        600,000
  ReliaStar Financial Corp. .......................      15,000        587,812
    Total .........................................                  1,187,812

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Motion Pictures - 1.39%
  News Corporation Limited (The), ADR .............      20,000    $   765,000
  Time Warner Incorporated ........................      12,000        869,250
    Total .........................................                  1,634,250

Nondepository Institutions - 1.38%
  Fannie Mae ......................................      12,000        749,250
  Freddie Mac .....................................      18,400        865,950
    Total .........................................                  1,615,200

Oil and Gas Extraction - 1.73%
  Burlington Resources Incorporated ...............      32,600      1,077,837
  Schlumberger Limited ............................      15,200        855,000
  Transocean Sedco Forex Inc. .....................       2,943         99,133
    Total .........................................                  2,031,970

Paper and Allied Products - 2.03%
  Champion International Corporation ..............      10,800        668,925
  Consolidated Papers, Inc. .......................      31,500      1,002,094
  International Paper Company .....................      12,500        705,469
    Total .........................................                  2,376,488

Petroleum and Coal Products - 1.39%
  BP Amoco p.l.c., ADR ............................      10,160        602,615
  Exxon Mobil Corporation .........................      12,673      1,020,969
    Total .........................................                  1,623,584

Prepackaged Software - 4.89%
  BMC Software, Inc.* .............................      15,900      1,270,509
  Citrix Systems, Inc.* ...........................      10,000      1,229,688
  Intuit Inc.* ....................................      12,000        718,875
  Microsoft Corporation* ..........................      11,900      1,388,953
  Oracle Corporation* .............................      10,000      1,120,312
    Total .........................................                  5,728,337

Primary Metal Industries - 0.38%
  Corus Group plc, ADR ............................      17,000        439,875

Printing and Publishing - 1.28%
  Belo (A. H.) Corporation, Class A ...............      23,800        453,687
  Meredith Corporation ............................      25,000      1,042,188
    Total .........................................                  1,495,875

Radio and Television Broadcasting Stations - 1.10%
  Hearst-Argyle Television, Inc.* .................      21,000        559,125
  Sinclair Broadcast Group, Inc.* .................      60,000        733,125
    Total .........................................                  1,292,250

Stone, Clay and Glass Products - 0.93%
  Corning Incorporated ............................       8,500      1,095,969

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Transportation by Air - 0.99%
  UAL Corporation* ................................      15,000    $ 1,163,437

Transportation Equipment - 1.63%
  Boeing Company (The) ............................      25,000      1,039,062
  General Motors Corporation ......................      12,000        872,250
    Total .........................................                  1,911,312

Trucking and Warehousing - 0.82%
  CNF Transportation Inc. .........................      28,000        966,000

Water Transportation - 0.82%
  Carnival Corporation, Class A ...................      20,000        956,250

TOTAL COMMON STOCKS - 54.28%                                       $63,632,707
  (Cost: $48,622,947)

PREFERRED STOCK - 0.81%
Cable and Other Pay Television Services
  Cox Communications, Inc., 7.0% (Convertible) ....      14,000    $   952,000
  (Cost: $ 700,000)

                                                      Principal
                                                      Amount in
                                                      Thousands

CORPORATE DEBT SECURITIES
Apparel and Accessory Stores - 2.06%
  Gap, Inc. (The),
    6.9%, 9-15-07 .................................     $ 2,500      2,414,675

Business Services - 0.76%
  Clear Channel Communications, Inc.,
    2.625%, 4-1-03 (Convertible) ..................         600        888,000

Chemicals and Allied Products - 0.22%
  American Home Products Corporation,
    7.9%, 2-15-05 .................................         250        254,700

Communication - 0.12%
  Southwestern Bell Telephone Company,
    5.77%, 10-14-03 ...............................         150        143,910

Depository Institutions - 0.20%
  Wachovia Corporation,
    6.25%, 8-4-08 .................................         250        230,185

Electronic and Other Electric Equipment - 0.23%
  STMicroelectronics N.V.,
    0.0%, 9-22-09 (Convertible) ...................         200        274,500

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Food and Kindred Products - 0.42%
  Coca-Cola Enterprises Inc.,
    6.7%, 10-15-36 ................................      $  500    $   493,950

Industrial Machinery and Equipment - 0.20%
  Tyco International Group S.A.,
    6.375%, 6-15-05 ...............................         250        234,195

Nondepository Institutions - 0.85%
  National Rural Utilities Cooperative
    Finance Corp.,
    6.1%, 12-22-00 ................................       1,000        995,790

Transportation by Air - 0.31%
  Southwest Airlines Co.,
    7.875%, 9-1-07 ................................         360        359,593

TOTAL CORPORATE DEBT SECURITIES - 5.37%                            $ 6,289,498
  (Cost: $6,192,392)

UNITED STATES GOVERNMENT SECURITIES
  Federal National Mortgage Association:
    6.51%, 5-6-08 .................................         750        706,642
    6.19%, 7-7-08 .................................         500        460,390
    7.0%, 9-1-25 ..................................       2,170      2,097,884
  Government National Mortgage Association,
    6.5%, 8-15-28 .................................       1,428      1,340,366
  United States Treasury:
    7.125%, 2-29-00 ...............................         500        501,405
    5.25%, 1-31-01 ................................       2,000      1,981,880
    6.375%, 8-15-02 ...............................       1,100      1,102,409
    7.5%, 2-15-05 .................................       2,250      2,346,683
    6.5%, 8-15-05 .................................       4,000      4,000,000
    7.25%, 8-15-22 ................................       4,000      4,216,880
    6.25%, 8-15-23 ................................       5,250      4,949,752
    6.75%, 8-15-26 ................................       3,000      3,014,070

TOTAL UNITED STATES GOVERNMENT
  SECURITIES - 22.79%                                               26,718,361
  (Cost: $28,595,107)

SHORT-TERM SECURITIES
Commercial Paper
  Depository Institutions - 2.56%
  Deutsche Bank Financial Inc.,
    6.75%, 1-6-00 .................................       3,000      2,997,188

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
  Electric, Gas and Sanitary Services - 1.70%
  Bay State Gas Co.,
    6.15%, 1-12-00 ................................      $2,000   $  1,996,242

  Fabricated Metal Products - 4.27%
  Danaher Corporation,
    6.49%, Master Note ............................       5,009      5,009,000

  Food and Kindred Products - 1.47%
  General Mills, Inc.,
    6.345%, Master Note ...........................       1,717      1,717,000

  Nondepository Institutions - 2.60%
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................       3,052      3,052,000

Total Commercial Paper - 12.60%                                     14,771,430

Commercial Paper (backed by irrevocable bank
  letter of credit) - 4.09%
  Nondepository Institutions
  Agway Financial Corp. (Rabobank Nederland),
    5.0%, 1-5-00 ..................................       4,800      4,797,333

TOTAL SHORT-TERM SECURITIES - 16.69%                              $ 19,568,763
  (Cost: $19,568,763)

TOTAL INVESTMENT SECURITIES - 99.94%                              $117,161,329
  (Cost: $103,679,209)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%                       71,637

NET ASSETS - 100.00%                                              $117,232,966

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES
Cable and Other Pay Television Services - 1.86%
  Cox Trust II,
    7.0%, 8-16-04 .................................      $  500   $    486,105
  Jones Intercable, Inc.,
    9.625%, 3-15-02 ...............................         500        519,640
  Tele-Communications, Inc.,
    8.35%, 2-15-05 ................................       1,000      1,050,740
    Total .........................................                  2,056,485

Chemicals and Allied Products - 1.94%
  Procter & Gamble Company (The),
    8.0%, 9-1-24 ..................................       2,000      2,148,160

Communication - 0.90% BellSouth Telecommunications, Inc.,
    5.85%, 11-15-45 ...............................       1,000        994,250

Depository Institutions - 9.10%
  AmSouth Bancorporation,
    6.75%, 11-1-25 ................................       2,000      1,912,700
  Chevy Chase Savings Bank, F.S.B.,
    9.25%, 12-1-05 ................................         500        477,500
  First Union Corporation:
    6.824%, 8-1-26 ................................       1,132      1,111,658
    6.55%, 10-15-35 ...............................         525        502,068
  Kansallis-Osake-Pankki,
    10.0%, 5-1-02 .................................       1,000      1,055,910
  National Westminster Bank plc,
    7.375%, 10-1-09 ...............................         750        732,922
  NationsBank Corporation,
    8.57%, 11-15-24 ...............................       1,000      1,072,760
  SouthTrust Bank of Alabama, National
    Association:
    5.58%, 2-6-06 .................................       2,000      1,975,400
    7.69%, 5-15-25 ................................         500        500,460
  Wachovia Corporation,
    6.605%, 10-1-25 ...............................         750        718,065
    Total .........................................                 10,059,443

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 7.95%
  California Infrastructure and Economic
    Development Bank, Special Purpose
    Trust:
    PG&E-1,
    6.42%, 9-25-08 ................................     $ 1,000    $   967,920
    SCE-1,
    6.38%, 9-25-08 ................................       1,000        964,060
  Cleveland Electric Illuminating Co. (The),
    9.5%, 5-15-05 .................................         678        705,988
  Entergy Arkansas, Inc.,
    7.5%, 8-1-07 ..................................         750        760,178
  Kansas Gas and Electric Company,
    7.6%, 12-15-03 ................................       1,000      1,011,040
  Korea Electric Power Corporation,
    6.375%, 12-1-03 ...............................         500        474,195
  Niagara Mohawk Power Corporation,
    7.375%, 7-1-03 ................................         756        752,801
  TXU Eastern Funding Company,
    6.45%, 5-15-05 ................................       1,750      1,649,375
  Union Electric Co.,
    8.25%, 10-15-22 ...............................       1,500      1,500,615
    Total .........................................                  8,786,172

Electronic and Other Electric Equipment - 1.45%
  Motorola, Inc.,
    8.4%, 8-15-31 .................................       1,500      1,606,020

Food and Kindred Products - 2.55%
  Anheuser-Busch Companies, Inc.,
    7.0%, 9-1-05 ..................................         500        491,430
  Coca-Cola Enterprises Inc.,
    0.0%, 6-20-20 .................................       9,000      1,828,800
  Coca-Cola FEMSA, S.A. de C.V.,
    8.95%, 11-1-06 ................................         500        500,000
    Total .........................................                  2,820,230

General Merchandise Stores - 0.66%
  Fred Meyer, Inc.:
    7.15%, 3-1-03 .................................         250        246,825
    7.45%, 3-1-08 .................................         500        486,900
    Total .........................................                    733,725

Health Services - 0.44%
  Tenet Healthcare Corporation,
    7.875%, 1-15-03 ...............................         500        485,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Holding and Other Investment Offices - 1.77%
  Bay Apartment Communities, Inc.,
    6.5%, 1-15-05 .................................      $  500    $   462,520
  GRUMA, S.A. de C.V.,
    7.625%, 10-15-07 ..............................         500        436,250
  NBD Bank, National Association,
    8.25%, 11-1-24 ................................       1,000      1,051,830
    Total .........................................                  1,950,600

Industrial Machinery and Equipment - 0.44%
  Coltec Industries Inc.,
    7.5%, 4-15-08 .................................         500        482,675

Insurance Carriers - 0.41%
  Reliance Group Holdings, Inc.,
    9.0%, 11-15-00 ................................         500        450,000

Nondepository Institutions - 6.04%
  Asset Securitization Corporation,
    7.49%, 4-14-29 ................................       1,244      1,238,240
  CHYPS CBO 1997-1 Ltd.,
    6.72%, 1-15-10 (B) ............................       1,500      1,380,000
  General Motors Acceptance Corporation,
    8.875%, 6-1-10 ................................         500        547,520
  IMC Home Equity Loan Trust,
    6.9%, 1-20-22 .................................       1,000        987,810
  Norse CBO, Ltd. and Norse CBO, Inc.,
    6.515%, 8-13-10 (B) ...........................       1,250      1,167,975
  Residential Asset Securities Corporation,
    Mortgage Pass-Through Certificates,
    8.0%, 10-25-24 ................................         816        820,900
  Westinghouse Electric Corporation,
    8.875%, 6-14-14 ...............................         500        537,515
    Total .........................................                  6,679,960

Oil and Gas Extraction - 1.74%
  Anadarko Petroleum Corporation,
    7.25%, 3-15-25 ................................       1,000      1,000,180
  Mitchell Energy & Development Corp.,
    9.25%, 1-15-02 ................................          27         27,625
  Oryx Energy Company,
    10.0%, 4-1-01 .................................         400        412,252
  Pemex Finance Ltd.,
    5.72%, 11-15-03 ...............................         500        486,250
    Total .........................................                  1,926,307

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Paper and Allied Products - 2.20%
  Canadian Pacific Forest Products Ltd.,
    9.25%, 6-15-02 ................................     $ 1,000    $ 1,030,930
  Champion International Corporation,
    6.4%, 2-15-26 .................................       1,500      1,403,265
    Total .........................................                  2,434,195

Petroleum and Coal Products - 1.33%
  Conoco Inc.,
    5.9%, 4-15-04 .................................         500        477,335
  YPF Sociedad Anoima,
    8.0%, 2-15-04 .................................       1,000        990,120
    Total .........................................                  1,467,455

Printing and Publishing - 1.48%
  Quebecor Printing Capital Corporation,
    6.5%, 8-1-27 ..................................       1,750      1,629,250

Railroad Transportation - 0.52%
  CSX Corporation,
    6.95%, 5-1-27 .................................         575        571,056

Security and Commodity Brokers - 0.93%
  Salomon Inc.,
    3.65%, 2-14-02 ................................       1,000      1,032,340

Stone, Clay and Glass Products - 1.55%
  Cemex, S.A. de C.V.,
    9.5%, 9-20-01 .................................         500        511,250
  Owens-Illinois, Inc.,
    7.15%, 5-15-05 ................................         750        693,442
  USG Corporation,
    9.25%, 9-15-01 ................................         500        511,600
    Total .........................................                  1,716,292

Transportation Equipment - 0.42%
  Federal-Mogul Corporation,
    7.75%, 7-1-06 .................................         500        462,965

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
United States Postal Service - 0.20%
  Postal Square Limited Partnership,
    6.5%, 6-15-22 .................................      $  241    $   217,033

TOTAL CORPORATE DEBT SECURITIES - 45.88%                           $50,709,613
  (Cost: $52,406,184)

OTHER GOVERNMENT SECURITIES
Canada - 4.16%
  Hydro-Quebec:
    8.05%, 7-7-24 .................................       1,000      1,056,140
    7.4%, 3-28-25 .................................       1,000      1,075,630
  Province de Quebec:
    5.67%, 2-27-26 ................................       1,500      1,484,175
    6.29%, 3-6-26 .................................       1,000        979,230
    Total .........................................                  4,595,175

Korea - 0.45%
  Korea Development Bank (The),
    7.9%, 2-1-02 ..................................         500        501,040

Supranational - 0.98%
  Inter-American Development Bank,
    8.4%, 9-1-09 ..................................       1,000      1,086,190

TOTAL OTHER GOVERNMENT SECURITIES - 5.59%                          $ 6,182,405
  (Cost: $6,145,540)

UNITED STATES GOVERNMENT SECURITIES
  Federal Home Loan Mortgage Corporation:
    7.5%, 2-15-07 .................................       1,008      1,013,484
    6.5%, 9-25-18 .................................         500        480,310
    7.5%, 4-15-19 .................................       1,455      1,460,041
    6.25%, 1-15-21 ................................       4,000      3,877,480
  Federal National Mortgage Association:
    6.09%, 4-1-09 .................................       1,988      1,815,996
    0.0%, 2-12-18 .................................       2,500        682,450
    7.0%, 9-25-20 .................................         500        493,280
    6.5%, 8-25-21 .................................         500        482,340
    7.0%, 6-1-24 ..................................       2,353      2,274,695
    6.0%, 12-1-28 .................................       2,615      2,391,517

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
  Government National Mortgage Association:
    7.5%, 7-15-23 .................................      $  943   $    937,466
    7.5%, 12-15-23 ................................       1,316      1,308,257
    8.0%, 9-15-25 .................................         850        864,081
    7.0%, 7-20-27 .................................         453        435,326
    7.0%, 8-20-27 .................................         949        911,883
    7.5%, 7-15-29 .................................       1,991      1,969,076
    7.75%, 10-15-31 ...............................         315        315,069
  United States Treasury:
    6.625%, 3-31-02 ...............................       2,000      2,013,740
    5.5%, 3-31-03 .................................       2,000      1,950,320
    7.5%, 2-15-05 .................................         500        521,485
    6.5%, 8-15-05 .................................       1,500      1,500,000
    6.5%, 10-15-06 ................................       4,000      3,989,360
    11.25%, 2-15-15 ...............................         500        706,795
    6.125%, 11-15-27 ..............................      14,750     13,726,645
  Miscellaneous United States Government Backed
    Securities:
    Tennessee Valley Authority,
      5.88%, 4-1-36 ...............................         750        702,773
    United States Department of Veterans Affairs,
      Guaranteed Remic Pass-Through Certificates,
      Vendee Mortgage Trust:
      1997-2 Class C,
      7.5%, 8-15-17 ...............................       2,000      2,005,620
      1998-1 Class 2-B,
      7.0%, 6-15-19 ...............................         250        248,045
      1999-2 Class 1-B,
      6.5%, 7-15-19 ...............................       1,000        971,560
      1999 Class 3-B,
      6.5%, 2-15-20 ...............................         500        475,780

TOTAL UNITED STATES GOVERNMENT SECURITIES - 45.71%                $ 50,524,874
  (Cost: $52,292,360)

TOTAL SHORT-TERM SECURITIES - 1.49%                               $  1,649,000
  (Cost: $1,649,000)

TOTAL INVESTMENT SECURITIES - 98.67%                              $109,065,892
  (Cost: $112,493,084)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.33%                    1,470,264

NET ASSETS - 100.00%                                              $110,536,156

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1999
                                                         Shares          Value
COMMON STOCKS
Amusement and Recreation Services - 0.54%
  Walt Disney Company (The) .......................     215,000   $  6,288,750

Building Materials and Garden Supplies - 2.40%
  Home Depot, Inc. (The) ..........................     225,000     15,426,563
  Lowe's Companies, Inc. ..........................     210,000     12,547,500
    Total .........................................                 27,974,063

Business Services - 2.53%
  America Online, Inc.* ...........................     145,000     10,938,437
  CheckFree Holdings Corporation* .................      30,000      3,157,500
  Clear Channel Communications, Inc.* .............     171,400     15,297,450
    Total .........................................                 29,393,387

Cable and Other Pay Television Services - 2.88%
  Comcast Corporation, Class A ....................     200,000     10,106,250
  Cox Communications, Inc., Class A* ..............     115,000      5,922,500
  Viacom Inc., Class B* ...........................     290,000     17,526,875
    Total .........................................                 33,555,625

Chemicals and Allied Products - 13.47%
  Bristol-Myers Squibb Company ....................     172,200     11,053,087
  Forest Laboratories, Inc.* ......................     140,000      8,601,250
  Johnson & Johnson ...............................     197,200     18,364,250
  Lilly (Eli) and Company .........................     150,000      9,975,000
  Merck & Co., Inc. ...............................     295,000     19,783,438
  Monsanto Company ................................     140,000      4,987,500
  Pfizer Inc. .....................................     355,000     11,515,312
  Pharmacia & Upjohn, Inc. ........................     250,000     11,250,000
  Procter & Gamble Company (The) ..................     100,000     10,956,250
  Schering-Plough Corporation .....................     389,400     16,427,813
  Smith International, Inc.* ......................     210,000     10,434,375
  Warner-Lambert Company ..........................     283,700     23,245,669
    Total .........................................                156,593,944

Communication - 1.51%
  Lucent Technologies Inc. ........................     110,000      8,229,375
  Nextel Communications, Inc.* ....................      90,000      9,278,437
    Total .........................................                 17,507,812

Computer Integrated Systems Design - 1.12%
  Yahoo! Inc.* ....................................      30,000     12,981,562

Depository Institutions - 2.39%
  Bank of America Corporation .....................     180,000      9,033,750
  Chase Manhattan Corporation (The) ...............     115,000      8,934,062
  Citigroup Inc. ..................................     177,500      9,862,344
    Total .........................................                 27,830,156

Eating and Drinking Places - 1.17%
  McDonald's Corporation ..........................     170,000      6,853,125
  Wendy's International, Inc. .....................     325,000      6,703,125
    Total .........................................                 13,556,250

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 17.11%
  ADC Telecommunications, Inc.* ...................      75,000   $  5,439,844
  Analog Devices, Inc.* ...........................     215,000     19,995,000
  General Electric Company ........................     179,500     27,777,625
  Intel Corporation ...............................     348,600     28,683,244
  JDS Uniphase Corporation* .......................      90,000     14,518,125
  Motorola, Inc. ..................................     170,000     25,032,500
  Nokia Corporation, Series A, ADR ................     105,000     19,950,000
  Nortel Networks Corporation .....................     215,000     21,715,000
  Rambus Inc.* ....................................      70,000      4,718,438
  Tellabs* ........................................      85,000      5,453,281
  Texas Instruments Incorporated ..................     110,000     10,656,250
  Xilinx, Inc.* ...................................     330,000     15,004,688
    Total .........................................                198,943,995

Fabricated Metal Products - 0.99%
  Parker Hannifin Corporation .....................     225,000     11,545,313

Food and Kindred Products - 3.72%
  Anheuser-Busch Companies, Inc. ..................     210,000     14,883,750
  Pepsi Bottling Group, Inc. ......................     350,000      5,796,875
  PepsiCo, Inc. ...................................     400,000     14,100,000
  Ralston-Ralston Purina Group ....................     305,000      8,501,875
    Total .........................................                 43,282,500

Furniture and Home Furnishings Stores - 0.98%
  Best Buy Co., Inc.* .............................     105,000      5,269,688
  Circuit City Stores, Inc. -
    Circuit City Group ............................     135,000      6,083,437
    Total .........................................                 11,353,125

General Merchandise Stores - 3.17%
  BJ's Wholesale Club, Inc.* ......................     335,000     12,227,500
  Dayton Hudson Corporation .......................     335,000     24,601,562
    Total .........................................                 36,829,062

Industrial Machinery and Equipment - 10.03%
  Applied Materials, Inc.* ........................     113,000     14,312,156
  Cisco Systems, Inc.* ............................     377,850     40,465,373
  Cooper Cameron Corporation* .....................     210,000     10,276,875
  Dell Computer Corporation* ......................     165,000      8,409,844
  Dover Corporation ...............................     325,000     14,746,875
  EMC Corporation*  ...............................     179,200     19,577,600
  SPX Corporation* ................................     110,000      8,889,375
    Total .........................................                116,678,098

Instruments and Related Products - 2.62%
  Guidant Corporation* ............................     161,000      7,567,000
  Medtronic, Inc. .................................     230,000      8,380,625
  Teradyne, Inc.* .................................     220,000     14,520,000
    Total .........................................                  30,467,62

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Insurance Carriers - 1.36%
  American International Group, Inc. ..............     145,875   $ 15,772,734

Miscellaneous Retail - 0.61%
  Walgreen Co. ....................................     241,600      7,066,800

Motion Pictures - 1.53%
  Time Warner Incorporated ........................     246,000     17,819,625

Nondepository Institutions - 2.46%
  Fannie Mae ......................................     318,600     19,892,587
  Freddie Mac .....................................     185,000      8,706,563
    Total .........................................                 28,599,150

Oil and Gas Extraction - 2.86%
  Burlington Resources Incorporated ...............     350,000     11,571,875
  Schlumberger Limited ............................     345,100     19,411,875
  Transocean Sedco Forex Inc. .....................      66,811      2,250,708
    Total .........................................                 33,234,458

Petroleum and Coal Products - 1.45%
  Exxon Mobil Corporation .........................     210,000     16,918,125

Prepackaged Software - 11.98%
  BMC Software, Inc.* .............................     140,000     11,186,875
  Citrix Systems, Inc.* ...........................      45,000      5,533,594
  Computer Associates International, Inc. .........     255,000     17,834,062
  Compuware Corporation* ..........................     325,000     12,096,094
  Intuit Inc.* ....................................     160,000      9,585,000
  Microsoft Corporation* ..........................     429,000     50,072,344
  Oracle Corporation* .............................     295,000     33,049,219
    Total .........................................                139,357,188

Printing and Publishing - 1.02%
  Gannett Co., Inc. ...............................     145,000     11,826,563

Radio and Television Broadcasting Stations - 1.30%
  Infinity Broadcasting Corporation,
    Class A* ......................................     417,200     15,097,425

Security and Commodity Brokers - 0.86%
  Morgan Stanley, Dean Witter, Discover & Co. .....      70,000      9,992,500

Transportation Equipment - 1.30%
  Harley-Davidson, Inc. ...........................     235,300     15,073,906

Water Transportation - 1.50%
  Carnival Corporation, Class A ...................     203,000      9,705,937
  Royal Caribbean Cruises Ltd. ....................     158,000      7,791,375
    Total .........................................                 17,497,312

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 0.55%
  U.S. Foodservice* ...............................     380,000 $    6,365,000

TOTAL COMMON STOCKS - 95.41%                                    $1,109,402,053
  (Cost: $732,453,656)
                                                      Principal
                                                      Amount in
                                                      Thousands
SHORT-TERM SECURITIES
Depository Institutions - 2.24%
  Dresdner U.S. Finance Inc.,
    6.23%, 1-10-00 ................................     $10,000      9,984,425
  Toronto-Dominion Holdings USA Inc.,
    6.9%, 1-10-00 .................................       5,000      4,991,375
  UBS Finance (DE) Inc.,
    4.4%, 1-5-00 ..................................      11,000     10,994,622
    Total .........................................                 25,970,422

Fabricated Metal Products - 0.12%
  Danaher Corporation,
    6.49%, Master Note ............................       1,409      1,409,000

Food and Kindred Products - 1.59%
  Conagra Inc.,
    5.95%, 1-13-00 ................................       5,000      4,990,083
  General Mills, Inc.,
    6.345%, Master Note ...........................         541        541,000
  Ralston Purina Co.:
    6.6%, 1-19-00 .................................      10,000      9,967,000
    6.62%, 1-24-00 ................................       3,000      2,987,312
    Total .........................................                 18,485,395

Nondepository Institutions - 1.16%
  Associates First Capital Corp.,
    4.0%, 1-3-00 ..................................       5,500      5,498,778
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................       5,005      5,005,000
  Textron Financial Corp.,
    8.3%, 1-5-00 ..................................       3,000      2,997,233
    Total .........................................                 13,501,011

TOTAL SHORT-TERM SECURITIES - 5.11%                             $   59,365,828
  (Cost: $59,365,828)

TOTAL INVESTMENT SECURITIES - 100.52%                           $1,168,767,881
  (Cost: $791,819,484)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.52%)             $   (6,019,976)

NET ASSETS - 100.00%                                            $1,162,747,905

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS, RIGHTS AND WARRANTS
Business Services - 0.60%
  Cybernet Internet Services International,
    Inc., Warrants (B)* ...........................       1,000   $     80,000
  deltathree.com, Inc.* ...........................      25,000        642,187
    Total .........................................                    722,187

Cable and Other Pay Television Services - 1.00%
  Classic Communications, Inc., Class A* ..........      22,500        825,469
  Cox Communications, Inc., Class A* ..............       7,500        386,250
    Total .........................................                  1,211,719

Chemicals and Allied Products - 0.41%
  Smith International, Inc.* ......................      10,000        496,875

Communication - 1.86%
  Allegiance Telecom, Inc., Warrants (B)* .........       1,250        144,375
  Iridium LLC, Warrants (B)* ......................         500              1
  Metromedia Fiber Network, Inc.* .................       5,000        239,531
  Microcell Telecommunications Inc.,
    Warrants (B)* .................................       5,000        346,205
  Nextel Communications, Inc.* ....................       5,000        515,469
  OnePoint Communications Corp., Warrants (B)* ....         900          9,000
  Powertel, Inc., Warrants* .......................       2,400        216,000
  Primus Telecommunications Group,
    Incorporated* .................................      14,500        554,625
  Primus Telecommunications Group,
    Incorporated, Warrants* .......................         500         25,000
  VersaTel Telecom International N.V.,
    Warrants (B)* .................................         500        200,000
    Total .........................................                  2,250,206

Communication Services - 0.53%
  Crown Castle International Corp.* ...............      20,000        641,250

Electronic and Other Electric Equipment - 0.16%
  TeleCorp PCS, Inc.* .............................       5,000        190,937

Engineering and Management Services - 0.22%
  Harris Interactive Inc.* ........................      20,000        261,875

Food and Kindred Products - 0.42%
  Keebler Foods Company* ..........................      18,000        506,250

Holding and Other Investment Offices - 0.20%
  "Shell" Transport and Trading Company,
    p.l.c. (The), ADR .............................       5,000        246,250

Industrial Machinery and Equipment - 0.41%
  Cooper Cameron Corporation* .....................      10,000        489,375

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS, RIGHTS AND WARRANTS
Nondepository Institutions - 0.02%
  ONO Finance Plc, Rights (B)* ....................         250   $     22,500

Oil and Gas Extraction - 0.68%
  Transocean Sedco Forex Inc. .....................      20,000        673,750
  USX Corporation - Marathon Group ................       6,000        148,125
    Total .........................................                    821,875

Paper and Allied Products - 0.00%
  SF Holdings Group, Inc., Class C (B)* ...........       1,500             15

Petroleum and Coal Products - 0.38%
  Royal Dutch Petroleum Company, NY Shares ........       7,500        453,281

Radio and Television Broadcasting Stations - 1.19%
  Infinity Broadcasting Corporation,
    Class A* ......................................      31,200      1,129,050
  Spanish Broadcasting System, Inc.* ..............       7,500        300,469
    Total .........................................                  1,429,519

Water Transportation - 0.20%
  Royal Caribbean Cruises Ltd. ....................       5,000        246,563

Wholesale Trade -- Durable Goods - 0.18%
  WESCO International, Inc.* ......................      25,000        221,875

Wholesale Trade -- Nondurable Goods - 0.34%
  Cardinal Health, Inc. ...........................       5,000        239,375
  U.S. Foodservice* ...............................      10,000        167,500
    Total .........................................                    406,875

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 8.80%                  $ 10,619,427
  (Cost: $7,658,594)

PREFERRED STOCKS
Communication - 0.17%
  IXC Communications, Inc., 12.5%* ................         182        201,110

Nondepository Institutions - 0.23%
  California Federal Preferred Capital
    Corporation, 9.125% ...........................      12,500        282,031

Printing and Publishing - 0.41%
  PRIMEDIA Inc., 10.0% ............................       5,000        490,000

TOTAL PREFERRED STOCKS - 0.81%                                    $    973,141
  (Cost: $992,040)

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Agricultural Production -- Crops - 1.42%
  Hines Horticulture, Inc.,
    11.75%, 10-15-05 ..............................     $ 1,661   $  1,719,135

Amusement and Recreation Services - 4.66%
  Hollywood Park, Inc.,
    9.25%, 2-15-07 ................................         500        495,000
  MGM Grand, Inc.,
    6.875%, 2-6-08 ................................       1,000        885,190
  Premier Parks Inc.:
    9.75%, 6-15-07 ................................       1,000      1,005,000
    0.0%, 4-1-08 (C) ..............................       2,500      1,712,500
  Station Casinos, Inc.:
    10.125%, 3-15-06 ..............................         500        510,000
    8.875%, 12-1-08 ...............................         850        811,750
  Trump Hotels & Casino Resorts
    Holdings, L.P.,
    15.5%, 6-15-05 ................................         250        206,875
    Total .........................................                  5,626,315

Apparel and Accessory Stores - 0.41%
  Wilsons The Leather Experts Inc.,
    11.25%, 8-15-04 ...............................         500        500,000

Business Services - 5.22%
  Adams Outdoor Advertising Limited Partnership,
    10.75%, 3-15-06 ...............................       2,030      2,123,887
  Coinmach Corporation,
    11.75%, 11-15-05 ..............................       1,000      1,032,500
  Cybernet Internet Services
    International, Inc.,
    14.0%, 7-1-09 (B) .............................       1,000        870,000
  Lamar Advertising Company,
    9.625%, 12-1-06 ...............................       1,000      1,032,500
  National Equipment Services, Inc.,
    10.0%, 11-30-04 ...............................       1,250      1,235,250
    Total .........................................                  6,294,137

Cable and Other Pay Television Services - 8.32%
  Adelphia Communications Corporation:
    10.25%, 7-15-00 ...............................         500        502,500
    10.5%, 7-15-04 ................................         500        521,250
    9.875%, 3-1-07 ................................         500        507,500
  Bresnan Communications Group LLC and Bresnan
    Capital Corporation:
    0.0%, 2-1-09  (C) .............................         250        172,500
    8.0%, 2-1-09  .................................         250        249,688
  CSC Holdings, Inc.,
    9.875%, 2-15-13 ...............................       1,450      1,529,750

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Cable and Other Pay Television Services (Continued)
  Charter Communications Holdings, LLC and
    Charter Communications Holdings Capital
    Corporation:
    8.625%, 4-1-09  ...............................      $1,500   $  1,396,875
    0.0%, 4-1-11  (C) .............................       1,500        918,750
  Classic Cable, Inc.,
    9.375%, 8-1-09 ................................         500        491,250
  Comcast Corporation,
    9.5%, 1-15-08 .................................         350        361,056
  Concentric Network Corporation,
    12.75%, 12-15-07 ..............................         750        795,000
  Diamond Cable Communications Plc,
    0.0%, 12-15-05  (C) ...........................         500        472,500
  FrontierVision Holdings, L.P.,
    11.0%, 10-15-06 ...............................         500        531,250
  Telewest Communications plc,
    0.0%, 4-15-09 (B) (C)..........................         500        322,500
  United International Holdings, Inc.,
    0.0%, 2-15-08 (C) .............................       2,000      1,265,000
    Total .........................................                 10,037,369

Chemicals and Allied Products - 0.18%
  Outsourcing Services Group, Inc.,
    10.875%, 3-1-06 ...............................         250        220,000

Communication - 22.96%
  AirGate PCS, Inc.,
    13.5%, 10-1-09, Units (D) .....................       2,000      1,300,000
  Alestra, S.A. de C.V.,
    12.625%, 5-15-09 (B) ..........................       1,000      1,007,500
  Allegiance Telecom, Inc.,
    0.0%, 2-15-08 (C) .............................       1,250        892,187
  GST Telecommunications,
    0.0%, 11-15-07 (C) ............................       1,000        940,000
  Hyperion Telecommunications, Inc.:
    0.0%, 4-15-03 (C) .............................       2,000      1,780,000
    12.0%, 11-1-07 ................................         500        527,500
  ITC /\ DeltaCom, Inc.:
    8.875%, 3-1-08 ................................         250        240,000
    9.75%, 11-15-08 ...............................         750        757,500
  Intercel, Inc.,
    0.0%, 2-1-06 (C) ..............................         750        668,438
  Intermedia Communications Inc.,
    8.5%, 1-15-08 .................................         750        682,500
  Intermedia Communications of Florida, Inc.,
    0.0%, 5-15-06 (C) .............................         750        656,250
  Metromedia Fiber Network, Inc.,
    10.0%, 12-15-09 ...............................         250        255,625

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
  Microcell Telecommunications Inc.,
    0.0%, 6-1-06  (C) .............................      $  750   $    660,000
  Nextel Communications, Inc.:
    0.0%, 2-15-08  (C) ............................       1,000        702,500
    9.375%, 11-15-09 (B) ..........................       1,000        982,500
  Nextel Partners, Inc.,
    0.0%, 2-1-09  (C) .............................       2,000      1,310,000
  NEXTLINK Communications, Inc.,
    10.75%, 6-1-09 ................................         500        515,000
  Nuevo Grupo Iusacell, S.A. de C.V.,
    14.25%, 12-1-06 (B) ...........................         850        881,875
  OnePoint Communications Corp.,
    14.5%, 6-1-08  ................................         900        578,250
  Primus Telecommunications Group, Incorporated:
    11.75%, 8-1-04 ................................         500        495,000
    12.75%, 10-15-09 ..............................         750        778,125
  RSL Communications, Ltd.,
    10.5%, 11-15-08 ...............................       1,750      1,662,500
  Rhythms NetConnections Inc.,
    0.0%, 5-15-08 (C) .............................       2,000      1,080,000
  Time Warner Telecom LLC and
    Time Warner Telecom Inc.,
    9.75%, 7-15-08 ................................         500        512,500
  Tritel PCS, Inc.,
    0.0%, 5-15-09 (B) (C) .........................       2,000      1,260,000
  Triton PCS, Inc.,
    0.0%, 5-1-08  (C) .............................       2,000      1,415,000
  VersaTel Telecom B.V.,
    11.875%, 7-15-09 ..............................         250        255,625
  VersaTel Telecom International N.V.,
    13.25%, 5-15-08 ...............................         500        535,000
  Viatel Inc.,
    11.5%, 3-15-09 ................................         500        500,000
  VoiceStream Wireless Corporation:
    0.0%, 11-15-09 (B) (C) ........................       1,500        907,500
    10.375%, 11-15-09 (B) .........................         500        515,000
  WinStar Communications, Inc.:
    0.0%, 10-15-05 (C) ............................       1,000        970,000
    0.0%, 3-15-08  (C) ............................       1,000      1,020,000
    10.0%, 3-15-08 ................................         500        472,500
    Total .........................................                 27,716,375

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communication Services - 2.45%
  EchoStar DBS Corporation,
    9.375%, 2-1-09 ................................      $2,500   $  2,506,250
  ICG Services, Inc.,
    0.0%, 5-1-08 (C) ..............................         900        454,500
    Total .........................................                  2,960,750

Depository Institutions - 2.54%
  Sovereign Bancorp, Inc.,
    10.5%, 11-15-06 ...............................       3,000      3,060,000

Eating and Drinking Places - 2.27%
  Avado Brands, Inc.,
    11.75%, 6-15-09 ...............................       1,000        755,000
  Domino's, Inc.,
    10.375%, 1-15-09 ..............................         400        384,000
  Foodmaker, Inc.,
    8.375%, 4-15-08 ...............................       1,000        935,000
  NE Restaurant Company, Inc.,
    10.75%, 7-15-08 ...............................         750        668,438
    Total .........................................                  2,742,438

Electronic and Other Electric Equipment - 1.92%
  ASAT (Finance) LLC,
    12.5%, 11-1-06 (B) ............................       1,000      1,080,000
  Elgar Holdings, Inc.,
    9.875%, 2-1-08 ................................         500        327,500
  Level 3 Communications, Inc.,
    0.0%, 12-1-08 (C) .............................       1,500        907,500
    Total .........................................                  2,315,000

Fabricated Metal Products - 1.34%
  AXIA Incorporated,
    10.75%, 7-15-08 ...............................         500        457,500
  Neenah Corporation,
    11.125%, 5-1-07 ...............................       1,250      1,162,500
    Total .........................................                  1,620,000

Food and Kindred Products - 0.67%
  Pilgrim's Pride Corporation,
    10.875%, 8-1-03 ...............................         300        302,250
  Southern Foods Group, L.P. and
    SFG Capital Corporation,
    9.875%, 9-1-07 ................................         500        505,000
    Total .........................................                    807,250

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.66%
  Big V Supermarkets, Inc.,
    11.0%, 2-15-04 ................................      $  500   $    485,000
  Pueblo Xtra International, Inc.,
    9.5%, 8-1-03 ..................................         500        310,000
    Total .........................................                    795,000

Health Services - 2.27%
  Abbey Healthcare Group Incorporated,
    9.5%, 11-1-02 .................................       1,745      1,710,100
  IASIS Healthcare Corporation,
    13.0%, 10-15-09 (B) ...........................       1,000      1,025,000
    Total .........................................                  2,735,100

Hotels and Other Lodging Places - 3.04%
  CapStar Hotel Company,
    8.75%, 8-15-07 ................................         500        462,500
  Coast Hotels and Casinos, Inc.,
    9.5%, 4-1-09 ..................................         500        480,000
  Lodgian Financing Corp.,
    12.25%, 7-15-09 ...............................         750        744,375
  Prime Hospitality Corp.:
    9.25%, 1-15-06 ................................       1,500      1,500,000
    9.75%, 4-1-07 .................................         500        483,750
    Total .........................................                  3,670,625

Industrial Machinery and Equipment - 1.54%
  Terex Corporation,
    8.875%, 4-1-08 ................................       1,000        940,000
  WEC Company,
    12.0%, 7-15-09 ................................       1,000        920,000
    Total .........................................                  1,860,000

Miscellaneous Retail - 3.09%
  Amazon.com, Inc.,
    0.0%, 5-1-08 (C) ..............................       1,000        630,000
  Frank's Nursery & Crafts, Inc.,
    10.25%, 3-1-08 ................................         750        510,000
  Michaels Stores, Inc.:
    6.75%, 1-15-03 (Convertible) ..................         500        470,000
    10.875%, 6-15-06 ..............................       2,000      2,115,000
    Total .........................................                  3,725,000

Motion Pictures - 1.94%
  AMC Entertainment Inc.,
    9.5%, 3-15-09 .................................         500        441,250
  Regal Cinemas, Inc.,
    9.5%, 6-1-08 ..................................       2,500      1,900,000
    Total .........................................                  2,341,250

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 0.21%
  ONO Finance plc,
    13.0%, 5-1-09 .................................      $  250   $    257,500

Paper and Allied Products - 5.60%
  Container Corporation of America,
    11.25%, 5-1-04 ................................       1,500      1,552,500
  Mail-Well I Corporation,
    8.75%, 12-15-08 ...............................       1,000        950,000
  SF Holdings Group, Inc.,
    0.0%, 3-15-08  (C) ............................       7,500      4,256,250
    Total .........................................                  6,758,750

Petroleum and Coal Products - 0.46%
  Building Materials Corporation of America,
    8.0%, 12-1-08 .................................         600        549,000

Primary Metal Industries - 1.33%
  ISG Resources, Inc.,
    10.0%, 4-15-08 ................................       1,000        850,000
  SIMCALA, Inc.,
    9.625%, 4-15-06 ...............................         500        290,000
  Wheeling-Pittsburgh Corporation,
    9.25%, 11-15-07 ...............................         500        470,000
    Total .........................................                  1,610,000

Printing and Publishing - 1.95%
  K-III Communications Corporation,
    8.5%, 2-1-06 ..................................         500        490,000
  Perry-Judd's Incorporated,
    10.625%, 12-15-07 .............................       1,000        880,000
  World Color Press, Inc.,
    8.375%, 11-15-08 ..............................       1,000        983,750
    Total .........................................                  2,353,750

Radio and Television Broadcasting Stations - 2.78%
  Chancellor Media Corporation of Los Angeles,
    8.0%, 11-1-08 .................................         750        750,000
  LIN Holdings Corp.,
    0.0%, 3-1-08 (C)  .............................         750        502,500
  Salem Communications Corporation,
    9.5%, 10-1-07 .................................         500        500,000
  Spanish Broadcasting System, Inc.,
    9.625%, 11-1-09 ...............................       1,000      1,007,500
  Susquehanna Media Co.,
    8.5%, 5-15-09  ................................         610        594,750
    Total .........................................                  3,354,750

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999                                     Principal
                                                      Amount in
CORPORATE DEBT SECURITIES (Continued)                 Thousands          Value
Rubber and Miscellaneous Plastics Products - 2.87%
  Globe Manufacturing Corp.,
    10.0%, 8-1-08 .................................      $1,000   $    480,000
  Graham Packaging Holdings Company,
    0.0%, 1-15-09  (C) ............................       2,750      1,870,000
  Home Products International, Inc.,
    9.625%, 5-15-08 ...............................         750        684,375
  LDM Technologies, Inc.,
    10.75%, 1-15-07 ...............................         500        425,000
    Total .........................................                  3,459,375

Textile Mill Products - 1.55%
  Anvil Knitwear, Inc.,
    10.875%, 3-15-07 ..............................       1,000        825,000
  Consoltex Group Inc.,
    11.0%, 10-1-03 ................................       1,000        995,000
  Glenoit Corporation,
    11.0%, 4-15-07 ................................         200         52,000
    Total .........................................                  1,872,000

Transportation by Air - 1.22%
  Atlas Air, Inc.,
    9.375%, 11-15-06 ..............................       1,500      1,470,000

Transportation Equipment - 0.39%
  Delco Remy International, Inc.,
    8.625%, 12-15-07 ..............................         500        472,500

Wholesale Trade -- Durable Goods - 1.19%
  AAi.Fostergrant, Inc.,
    10.75%, 7-15-06 ...............................         500        165,000
  Federal Data Corporation,
    10.125%, 8-1-05 ...............................         500        360,000
  Heafner (J. H.) Company, Inc. (The),
    10.0%, 5-15-08 ................................       1,000        915,000
    Total .........................................                  1,440,000

Wholesale Trade -- Nondurable Goods - 0.35%
  Amscan Holdings, Inc.,
    9.875%, 12-15-07 ..............................         500        422,500

TOTAL CORPORATE DEBT SECURITIES - 86.80%                          $104,765,869
  (Cost: $108,469,826)

TOTAL SHORT-TERM SECURITIES - 2.11%                               $  2,552,000
  (Cost $2,552,000)

TOTAL INVESTMENT SECURITIES - 98.52%                              $118,910,437
  (Cost: $119,672,460)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.48%     1,788,486

NET ASSETS - 100.00%                                              $120,698,923

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS
Amusement and Recreation Services - 1.52%
  Walt Disney Company (The) .......................     489,700     $ 14,323,725

Building Materials and Garden Supplies - 0.72%
  Home Depot, Inc. (The) ..........................      99,300        6,808,256

Business Services - 2.38%
  America Online, Inc.* ...........................     109,200        8,237,775
  Clear Channel Communications, Inc.* .............     158,700       14,163,975
    Total .........................................                   22,401,750

Cable and Other Pay Television Services - 1.83%
  Cox Communications, Inc., Class A* ..............     333,200       17,159,800

Chemicals and Allied Products - 16.19%
  Air Products and Chemicals, Inc. ................     227,700        7,642,181
  American Home Products Corporation ..............     216,800        8,550,050
  Biogen, Inc.* ...................................      59,600        5,034,338
  Bristol-Myers Squibb Company ....................      56,100        3,600,919
  Dow Chemical Company (The) ......................      75,200       10,048,600
  du Pont (E.I.) de Nemours and Company ...........     274,300       18,069,512
  Forest Laboratories, Inc.* ......................      76,900        4,724,544
  Johnson & Johnson ...............................      99,100        9,228,688
  Lilly (Eli) and Company .........................     166,700       11,085,550
  Merck & Co., Inc. ...............................     205,500       13,781,344
  Monsanto Company ................................     323,700       11,531,812
  Pfizer Inc. .....................................     194,100        6,296,119
  Pharmacia & Upjohn, Inc. ........................     102,100        4,594,500
  Procter & Gamble Company (The) ..................      56,500        6,190,281
  Schering-Plough Corporation .....................     193,500        8,163,281
  Warner-Lambert Company ..........................     289,100       23,688,131
    Total .........................................                  152,229,850

Communication - 6.44%
  MCI WORLDCOM, Inc.* .............................     172,650        9,155,845
  Nippon Telegraph and
    Telephone Corporation (A) .....................         450        7,710,761
  SBC Communications Inc. .........................     156,000        7,605,000
  Telefonaktiebolaget LM Ericsson, ADR,
    Class B .......................................     361,400       23,728,169
  Vodafone Airtouch Public Limited
    Company, ADR ..................................     249,700       12,360,150
    Total .........................................                   60,559,925

Communication Services - 0.75%
  General Motors Corporation, Class H* ............      73,900        7,094,400

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS (Continued)
Depository Institutions - 3.17%
  Bank of America Corporation .....................     155,800     $  7,819,212
  Chase Manhattan Corporation (The) ...............     116,500        9,050,594
  Citigroup Inc. ..................................     232,650       12,926,616
    Total .........................................                   29,796,422

Electric, Gas and Sanitary Services - 0.75%
  Duke Energy Corp. ...............................     141,500        7,092,688

Electronic and Other Electric Equipment - 7.83%
  Analog Devices, Inc.* ...........................     160,100       14,889,300
  General Electric Company ........................     184,000       28,474,000
  Intel Corporation ...............................     311,200       25,605,925
  Rambus Inc.* ....................................      68,700        4,630,809
    Total .........................................                   73,600,034

Fabricated Metal Products - 0.76%
  Gillette Company (The) ..........................     174,222        7,175,769

Food and Kindred Products - 0.52%
  PepsiCo, Inc. ...................................     140,000        4,935,000

Food Stores - 1.41%
  Kroger Co. (The)* ...............................     704,800       13,303,100

Furniture and Home Furnishings Stores - 1.54%
  Circuit City Stores, Inc. -
    Circuit City Group ............................     321,200       14,474,075

General Merchandise Stores - 2.42%
  Dayton Hudson Corporation .......................     106,400        7,813,750
  Wal-Mart Stores, Inc. ...........................     216,300       14,951,737
    Total .........................................                   22,765,487

Holding and Other Investment Offices - 2.11%
  ABB Ltd. [Switzerland] (A)* .....................     162,100       19,816,066

Industrial Machinery and Equipment - 7.86%
  Baker Hughes Incorporated .......................     205,600        4,330,450
  Cisco Systems, Inc.* ............................     181,500       19,437,516
  Deere & Company .................................     116,800        5,066,200
  Dell Computer Corporation* ......................     215,400       10,978,669
  EMC Corporation* ................................     150,000       16,387,500
  International Business Machines
    Corporation ...................................     133,200       14,385,600
  Sun Microsystems, Inc.* .........................      43,200        3,343,950
    Total .........................................                   73,929,885

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS (Continued)
Instruments and Related Products - 2.67%
  Guidant Corporation* ............................     266,400     $ 12,520,800
  Medtronic, Inc. .................................     215,800        7,863,212
  Raytheon Company, Class A .......................     190,353        4,723,134
    Total .........................................                   25,107,146

Insurance Carriers - 3.12%
  American International Group, Inc.  .............     127,225       13,756,203
  Aon Corporation .................................     119,300        4,772,000
  Chubb Corporation (The) .........................     192,600       10,845,788
    Total .........................................                   29,373,991

Motion Pictures - 1.46%
  Time Warner Incorporated ........................     190,000       13,763,125

Nondepository Institutions - 3.90%
  Associates First Capital Corporation,
    Class A .......................................     367,220       10,075,599
  Fannie Mae ......................................     252,700       15,777,956
  Freddie Mac .....................................     230,300       10,838,494
    Total .........................................                   36,692,049

Oil and Gas Extraction - 4.04%
  Anadarko Petroleum Corporation ..................     147,800        5,043,675
  Burlington Resources Incorporated ...............     412,100       13,625,056
  Schlumberger Limited ............................     251,400       14,141,250
  Transocean Sedco Forex Inc. .....................      48,671        1,639,606
  USX Corporation - Marathon Group ................     142,100        3,508,094
    Total .........................................                   37,957,681

Petroleum and Coal Products - 3.01%
  Chevron Corporation .............................      44,000        3,811,500
  Exxon Mobil Corporation .........................     178,229       14,358,574
  Royal Dutch Petroleum Company ...................     167,700       10,135,369
    Total .........................................                   28,305,443

Prepackaged Software - 4.08%
  Microsoft Corporation* ..........................     226,300       26,413,453
  Oracle Corporation* .............................     106,500       11,931,328
    Total .........................................                   38,344,781

Primary Metal Industries - 0.79%
  Alcoa Incorporated ..............................      89,200        7,403,600

Security and Commodity Brokers - 0.43%
  Charles Schwab Corporation (The) ................     104,200        3,998,675

Transportation By Air - 0.63%
  AMR Corporation* ................................      88,800        5,949,600

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1999

                                                         Shares         Value

COMMON STOCKS (Continued)
Transportation Equipment - 3.42%
  Boeing Company (The) ............................      94,500     $  3,927,656
  DaimlerChrysler AG ..............................      69,894        5,469,205
  Ford Motor Company ..............................     329,600       17,613,000
  Lockheed Martin Corporation .....................     236,500        5,173,437
    Total .........................................                   32,183,298

Trucking and Warehousing - 0.25%
  United Parcel Service, Inc. .....................      33,800        2,332,200

Wholesale Trade -- Nondurable Goods - 3.34%
  Cardinal Health, Inc. ...........................     271,800       13,012,425
  Enron Corp. .....................................     119,700        5,311,688
  Safeway Inc.* ...................................     367,000       13,051,437
    Total .........................................                   31,375,550

TOTAL COMMON STOCKS - 89.34%                                        $840,253,371
(Cost: $557,569,368)

PREFERRED STOCK - 0.39%
Cable and Other Pay Television Services
  Cox Communications, Inc., 7.0% (Convertible)           53,500     $  3,638,000
  (Cost: $2,675,000)

                                                      Principal
                                                      Amount in
                                                      Thousands
SHORT-TERM SECURITIES
Commercial Paper
  Auto Repair, Services and Parking - 1.06%
  PHH Corp.,
    6.75%, 1-11-00 ................................     $10,000        9,981,250

  Depository Institutions - 1.63%
  Dresdner U.S. Finance Inc.,
    6.23%, 1-10-00 ................................       5,000        4,992,213
  UBS Finance (DE) Inc.:
    5.0%, 1-4-00 ..................................       2,860        2,858,808
    4.4%, 1-5-00 ..................................       7,500        7,496,333
    Total .........................................                   15,347,354

  Electric, Gas and Sanitary Services - 2.76%
  Detriot Edison Co.,
    6.75%, 1-13-00 ................................      16,000       15,964,000
  PS Colorado Credit Corp.,
    6.3%, 1-20-00 .................................      10,000        9,966,750
    Total .........................................                   25,930,750

  Fabricated Metal Products - 0.09%
  Danaher Corporation,
    6.49%, Master Note ............................         827          827,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
  Food and Kindred Products - 0.11%
  General Mills, Inc.,
    6.345%, Master Note ...........................     $ 1,063     $  1,063,000

  Instruments and Related Products - 1.06%
  Snap-On Inc.,
    6.375%, 1-14-00 ...............................      10,000        9,976,979

  Insurance Carriers - 0.53%
  SAFECO Credit Co. Inc.,
    6.53%, 1-13-00 ................................       5,000        4,989,117

  Nondepository Institutions - 0.58%
  Associates First Capital B.V.
    (Associates First Capital
    Corporation):
    5.95%, 1-10-00 ................................       2,000        1,997,025
    6.0%, 1-10-00 .................................       1,315        1,313,028
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................       2,106        2,106,000
    Total .........................................                    5,416,053

  Petroleum and Coal Products - 1.69%
  Kerr-McGee Credit LLC,
    6.85%, 1-27-00 ................................      16,000       15,920,844

Total Commercial Paper - 9.51%                                        89,452,347

Municipal Obligation - 0.53%
  California
  California Pollution Control Financing
    Authority, Environmental Improvement
    Revenue Bonds (Shell Martinez Refining
    Company Project), Series 1996 (Taxable),
    6.55%, 1-20-00 ................................       5,000        5,000,000

TOTAL SHORT-TERM SECURITIES - 10.04%                                $ 94,452,347
  (Cost: $94,452,347)

TOTAL INVESTMENT SECURITIES - 99.77%                                $938,343,718
  (Cost: $654,696,715)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.23%                      2,191,204

NET ASSETS - 100.00%                                                $940,534,922

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS
Australia - 0.54%
  Solution 6 Holdings Limited (A)* ................     148,829   $  1,621,429

Canada - 5.02%
  AT&T Canada Inc., Class B (A)* ..................      80,000      3,213,741
  BCE Inc. (A) ....................................      38,000      3,451,794
  Nortel Networks Corporation .....................      54,000      5,454,000
  Rogers Communications Inc.,
    Class B (A)* ..................................     120,000      2,933,924
    Total .........................................                 15,053,459

China - 0.06%
  Jinpan International Limited* ...................      85,300        191,925

Finland - 5.64%
  Perlos Oy (A) (B)*...............................      61,600      2,171,739
  Sonera Group plc (A) (B) ........................     178,000     12,201,324
  UPM-Kymmene Corporation (A) .....................      63,300      2,550,484
    Total .........................................                 16,923,547

France - 9.57%
  AXA-UAP (A) .....................................      26,700      3,722,256
  Alcatel Alsthom CGE, SA, ADR ....................      90,000      4,050,000
  CANAL+ (A) ......................................      19,500      2,838,320
  Carrefour, S.A. (A) .............................      11,850      2,185,574
  France Telecom (A) ..............................      20,000      2,645,170
  Havas Advertising (A)............................       8,350      3,557,834
  Suez Lyonnaise des Eaux (A) .....................      23,000      3,686,013
  Transiciel S.A. (A) (B) .........................      27,500      3,321,320
  Vivendi (A) .....................................      30,000      2,709,133
    Total .........................................                 28,715,620

Germany - 10.99%
  Bayerische Hypo- und Vereinsbank AG (A) .........      15,000      1,024,424
  Deutsche Bank AG, Registered Shares (A) .........      35,000      2,956,174
  Deutsche Prandbrief- und
    Hypothekenbank AG (A) .........................      18,725      1,399,538
  Dresdner Bank AG (A) ............................      15,000        815,913
  ELMOS Semiconductor AG (A) (B)* .................      50,000      2,064,965
  EM.TV & Merchandising AG (A) ....................      45,000      2,901,024
  Kamps AG (A)* ...................................      25,000      1,667,081
  Mannesmann AG, Registered Shares (A) ............      40,000      9,649,934
  QIAGEN N.V. (A)* ................................      45,300      3,422,302
  R.T. - SET Real Time Synthesized
    Entertainment Technology Ltd. (A) (B)* ........      60,000      1,057,665
  Rhoen-Klinikum AG (A) ...........................      49,800      1,830,969
  Siemens AG (A) ..................................      33,000      4,198,326
    Total .........................................                 32,988,315

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Hong Kong - 1.25%
  China Telecom (Hong Kong) Limited (A)* ..........     600,000   $  3,743,487

Ireland - 0.51%
  Bank of Ireland (The) (A) .......................     191,182      1,521,363

Israel - 0.82%
  Partner Communications, ADR* ....................      95,000      2,464,062

Japan - 25.14%
  Alpha Systems, Inc. (A) .........................       6,000      1,263,096
  Benesse Corporation (A) .........................      10,000      2,408,695
  FUJITSU LIMITED (A) .............................     160,000      7,300,499
  Fujitsu Support and Service Inc. (A) ............       6,000      2,943,308
  Hikari Tsushin, Inc. (A) ........................       1,800      3,613,042
  Hitachi Software Engineering Co.,
    Ltd. (A) ......................................      20,700      3,019,975
  Keyence Corporation (A) .........................      13,000      5,282,483
  Matsushita Communication Industrial
    Co., Ltd. (A) .................................      25,000      6,609,223
  NTT Mobile Communications Network, Inc. (A) .....         210      8,080,877
  Nippon Telegraph and
    Telephone Corporation (A) .....................         350      5,997,258
  Oracle Corporation Japan (A) ....................       3,000      1,395,280
  ROHM CO., LTD. (A) ..............................      10,000      4,112,406
  Ryohin Keikaku Co., Ltd. (A) ....................      11,000      2,209,047
  SECOM Co., Ltd. (A) .............................      30,000      3,304,612
  SOFTBANK CORP. (A) ..............................       5,000      4,788,015
  Sony Corporation (A) ............................      14,000      4,153,530
  TransCosmos Inc. (A) ............................      16,500      7,043,964
  Trend Micro, Incorporated (A) ...................       7,500      1,894,644
    Total .........................................                 75,419,954

Netherlands - 6.77%
  EQUANT N.V. (A)* ................................      37,850      4,296,835
  Fox Kids Europe NV (A) (B)* .....................     100,000      1,279,271
  Getronics N.V. (A) ..............................      50,000      3,988,908
  Koninklijke Philips Electronics N.V.,
    Ordinary Shares (A) ...........................      29,200      3,970,777
  Ordina N.V. (A)* ................................      87,609      2,753,355
  United Pan-Europe Communications
    N.V. (A)* .....................................      31,350      4,010,515
    Total .........................................                 20,299,661

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Portugal - 0.31%
  Banco Portugues do Atlantico, S.A. (A) (B)* .....     229,500   $    940,884

Spain - 0.35%
  Tele Pizza, S.A. (A)* ...........................     250,000      1,057,665

Sweden - 2.26%
  Entra Data AB (A) ...............................      80,000      2,051,765
  NetCom Systems AB, Class B (A)* .................      26,000      1,829,176
  Telefonaktiebolaget LM Ericsson,
    Class B (A) ...................................      45,100      2,902,318
    Total .........................................                  6,783,259

Switzerland - 3.33%
  Clariant Limited, Registered Shares (A) .........       3,700      1,762,789
  4M Technologies Holding (A)* ....................       9,300      2,796,246
  Julius Baer Holding AG (A) ......................         400      1,207,708
  PubliGroupe SA (A) ..............................       1,340      1,324,776
  Roche Holdings AG (A) ...........................         245      2,906,597
    Total .........................................                  9,998,116

United Kingdom - 15.62%
  Allied Zurich p.l.c. (A) ........................     200,000      2,358,338
  Barclays PLC (A) ................................      36,000      1,034,503
  British Telecommunications plc (A) ..............     141,757      3,434,701
  COLT Telecom Group plc, ADR* ....................      65,000     13,260,000
  Energis plc (A)* ................................      79,250      3,808,373
  Independent Energy Holdings plc, ADS* ...........     225,000      7,446,094
  Invensys plc (A) ................................     429,500      2,320,665
  Kingfisher plc (A) ..............................     148,475      1,647,644
  Lloyds TSB Group plc (A) ........................      55,564        691,094
  Misys plc (A) ...................................     255,896      3,988,816
  Reckitt Benckiser plc (A) .......................     150,980      1,419,370
  Sema Group plc (A) ..............................     184,500      3,308,054
  Telewest Communications plc (A)* ................     400,000      2,132,196
    Total .........................................                 46,849,848

United States - 2.13%
  Global TeleSystems Group, Inc.* .................     126,500      4,380,062
  Infonet Services Corporation* ...................      76,200      2,000,250
    Total .........................................                  6,380,312

TOTAL COMMON STOCKS - 90.31%                                      $270,952,906
  (Cost: $148,219,653)

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

PREFERRED STOCKS
Brazil - 0.66%
  Petroleo Brasileiro S.A. -
    Petrobras (A) .................................   7,800,000   $  1,994,441

Germany - 4.08%
  Fresenius Medical Care AG (A) ...................       5,000        916,643
  MLP AG (A) ......................................      30,000      9,065,700
  SAP AG (A) ......................................       3,750      2,258,870
    Total .........................................                 12,241,213

Spain - 0.81%
  Telebras S.A., ADR ..............................      18,900      2,428,650

TOTAL PREFERRED STOCKS - 5.55%                                    $ 16,664,304
  (Cost: $6,376,345)

TOTAL SHORT-TERM SECURITIES - 4.03%                               $ 12,076,817
  (Cost: $12,076,817)

TOTAL INVESTMENT SECURITIES - 99.89%                              $299,694,027
  (Cost: $166,672,815)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.11%                      335,336

NET ASSETS - 100.00%                                              $300,029,363

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.50%
  Hertz Corporation (The),
    7.375%, 6-15-01 ...............................        $150     $  150,873

Chemicals and Allied Products - 3.30%
  American Home Products Corporation,
    7.7%, 2-15-00 .................................         100        100,192
  Praxair, Inc.,
    6.7%, 4-15-01 .................................         100         99,189
    Total .........................................                    199,381

Communication - 1.70%
  GTE Corporation,
    9.375%, 12-1-00 ...............................         100        102,407

Depository Institutions - 10.69%
  BankAmerica Corporation,
    9.7%, 8-1-00 ..................................         100        101,749
  Mercantile Bancorporation Inc.,
    7.625%, 10-15-02 ..............................         217        219,335
  Society National Bank,
    6.75%, 6-15-03 ................................         200        195,690
  Wells Fargo & Company,
    8.375%, 5-15-02 ...............................         125        128,587
    Total .........................................                    645,361

Electric, Gas and Sanitary Services - 5.96%
  NorAm Energy Corp.,
    6.375%, 11-1-03 ...............................         150        144,384
  UtiliCorp United,
    6.875%, 10-1-04 ...............................         100         96,354
  Western Resources, Inc.,
    7.25%, 8-15-02 ................................         120        118,892
    Total .........................................                    359,630

Food and Kindred Products - 3.30%
  Grand Metropolitan Investment Corp.,
    7.125%, 9-15-04 ...............................         200        199,558

General Merchandise Stores - 2.31%
  Penney (J.C.) Company, Inc.,
    7.6%, 4-1-07 ..................................         150        139,431

Industrial Machinery and Equipment - 1.64%
  Black & Decker Corp.,
    7.5%, 4-1-03 ..................................         100         98,945

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Instruments and Related Products - 3.99%
  Baxter International Inc.,
    7.625%, 11-15-02 ..............................        $100     $  100,922
  Raytheon Company,
    6.75%, 8-15-07 ................................         150        139,940
    Total .........................................                    240,862

Nondepository Institutions - 10.42%
  American General Finance Corporation,
    6.2%, 3-15-03 .................................         150        145,206
  Aristar, Inc.,
    5.85%, 1-27-04 ................................         150        140,570
  Avco Financial Services, Inc.,
    7.375%, 8-15-01 ...............................         140        140,900
  General Motors Acceptance Corporation,
    7.0%, 9-15-02 .................................         203        202,572
    Total .........................................                    629,248

Petroleum and Coal Products - 3.29%
  Chevron Corporation Profit Sharing/Savings
    Plan Trust Fund,
    8.11%, 12-1-04 ................................          83         84,949
  USX Corporation,
    9.8%, 7-1-01 ..................................         110        113,764
    Total .........................................                    198,713

Radio and Television Broadcasting Stations - 1.69%
  Westinghouse Electric Corporation,
    8.875%, 6-1-01 ................................         100        102,258

Railroad Transportation - 6.10%
  Norfolk Southern Corporation,
    7.35%, 5-15-07 ................................         200        196,290
  Union Pacific Corporation,
    7.875%, 2-15-02 ...............................         170        172,222
    Total .........................................                    368,512

Security and Commodity Brokers - 1.66%
  Salomon Inc.,
    7.75%, 5-15-00 ................................         100        100,482

Transportation Equipment - 2.53%
  Lockheed Martin Corporation,
    7.25%, 5-15-06 ................................         160        152,618

TOTAL CORPORATE DEBT SECURITIES - 61.08%                            $3,688,279
  (Cost: $3,777,266)

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

UNITED STATES GOVERNMENT SECURITIES
  Federal Home Loan Mortgage Corporation:
    5.33%, 10-8-02 ................................        $150     $  144,468
    7.0%, 5-15-05 .................................           9          8,821
    6.05%, 9-15-20 ................................         101         99,618
  Federal National Mortgage Association:
    6.0%, 11-1-00 .................................          27         26,593
    6.4%, 12-27-04 ................................         155        149,575
    7.95%, 3-7-05 .................................         100         99,609
    6.21%, 8-15-05 ................................         100         95,219
    7.5%, 11-15-06 ................................         100         98,016
    6.5%, 12-1-10 .................................          55         53,745
    6.0%, 1-1-11 ..................................          52         49,235
    6.5%, 2-1-11 ..................................          61         59,245
    7.0%, 5-1-11 ..................................          48         47,595
    7.0%, 7-1-11 ..................................          51         50,106
    7.0%, 9-1-12 ..................................          62         60,976
    6.0%, 11-1-13 .................................         228        215,942
    7.0%, 9-1-14 ..................................         148        146,324
    11.0%, 10-1-20 ................................          13         14,754
    7.0%, 4-1-26 ..................................          61         58,677
  Government National Mortgage Association:
    7.0%, 9-15-08 .................................          41         40,542
    6.5%, 1-15-14 .................................         121        116,956
    7.0%, 7-15-29 .................................         200        193,124
  United States Treasury,
    6.25%, 2-15-07 ................................         150        147,587

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.73%                  $1,976,727
  (Cost: $2,043,501)

TOTAL SHORT-TERM SECURITIES - 4.72%                                 $  285,000
  (Cost: $285,000)

TOTAL INVESTMENT SECURITIES - 98.53%                                $5,950,006
  (Cost: $6,105,767)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.47%                       88,935

NET ASSETS - 100.00%                                                $6,038,941

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

BANK OBLIGATIONS
Certificates of Deposit - 3.10%
  Yankee
  Bank Austria - New York,
    5.11%, 4-25-00 ................................      $2,000    $ 1,998,261

Commercial Paper - 6.20%
  Abbey National North America,
    6.055%, 1-18-00 ...............................       2,500      2,492,852
  Toronto-Dominion Holdings USA Inc.,
    6.9%, 1-10-00 .................................       1,500      1,497,412
    Total .........................................                  3,990,264

Notes - 4.66%
  Banc One Corp.,
    6.5188%, 1-10-00 ..............................       1,000      1,000,000
  Harris Trust and Savings Bank,
    5.05%, 2-17-2000 ..............................       2,000      1,999,865
    Total .........................................                  2,999,865

TOTAL BANK OBLIGATIONS - 13.96%                                    $ 8,988,390
  (Cost: $8,988,390)

CORPORATE OBLIGATIONS
Commercial Paper
  Communication - 2.63%
  U S WEST Communications Inc.,
    7.1%, 1-13-00 .................................       1,700      1,695,977

  Electric, Gas and Sanitary Services - 6.96%
  Bay State Gas Co.,
    6.75%, 1-28-00 ................................       3,000      2,984,812
  Questar Corp.,
    5.9%, 1-19-00 .................................       1,000        997,050
  Southern California Edison Co.,
    7.0%, 1-24-00 .................................         500        497,764
    Total .........................................                  4,479,626

  Fabricated Metal Products - 5.00%
  Danaher Corporation,
    6.49%, Master Note ............................       3,219      3,219,000

  Food and Kindred Products - 8.07%
  General Mills, Inc.,
    6.345%, Master Note ...........................       3,215      3,215,000
  Golden Peanut Co.,
    5.93%, 2-29-00 ................................       2,000      1,980,563
    Total .........................................                  5,195,563

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
  Nondepository Institutions - 5.08%
  Associates First Capital B.V. (Associates
    First Capital Corporation),
    5.8%, 1-10-00 .................................     $ 1,000    $   998,550
  General Electric Capital Corporation,
    5.93%, 3-7-00 .................................       1,000        989,128
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................       1,283      1,283,000
    Total .........................................                  3,270,678

  Oil and Gas Extraction - 3.87%
  Arco British Ltd. (Atlantic Richfield Co.),
    6.05%, 1-21-00 ................................       2,500      2,491,597

  Personal Services - 4.02%
  Block Financial Corp.:
    6.15%, 1-12-00 ................................       1,600      1,596,993
    6.2%, 1-28-00 .................................       1,000        995,350
    Total .........................................                  2,592,343

Total Commercial Paper - 35.63%                                     22,944,784

Notes
  Amusement and Recreation Services - 3.33%
  Walt Disney Company (The),
    5.6%, 4-17-00 .................................       2,145      2,147,092

  Communication - 3.10% AT&T Corp.,
    6.1363%, 1-13-00 ..............................       2,000      1,999,576

  Electric, Gas and Sanitary Services - 3.11%
  Baltimore Gas and Electric Company,
    6.11%, 3-1-00 .................................       2,000      1,999,945

  Food Stores - 3.10%
  Albertson's Inc.,
    6.4425%, 1-14-00 ..............................       2,000      1,999,574

  General Merchandise Stores - 3.11%
  Wal-Mart Stores, Inc.,
    5.65%, 2-1-00 .................................       2,000      2,000,701

  Insurance Carriers - 2.33%
  Atlantic American Corporation (Wachovia
    Bank, N.A.),
    6.49%, 1-5-00 .................................       1,500      1,500,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
  Miscellaneous Retail - 2.33%
  Todd Shopping Center, L.L.C., Taxable
    Variable Rate Demand Bonds, Series 1999
    (Wachovia Bank, N.A.),
    6.49%, 1-5-00 .................................     $ 1,500    $ 1,500,000

  Nondepository Institutions - 8.55%
  Associates Corp. of North America,
    6.4103%, 1-31-00 ..............................       1,500      1,499,557
  Caterpillar Financial Services Corp.,
    5.93%, 6-1-00 .................................       1,000        998,960
  Ford Motor Credit Company,
    6.375%, 10-6-00 ...............................       1,000      1,001,548
  General Motors Acceptance Corporation,
    7.875%, 3-15-00 ...............................       1,000      1,005,350
  Transamerica Finance Corporation,
    6.215%, 3-2-00 ................................       1,000      1,000,000
    Total .........................................                  5,505,415

Total Notes - 28.96%                                                18,652,303

TOTAL CORPORATE OBLIGATIONS - 64.59%                               $41,597,087
  (Cost: $41,597,087)

MUNICIPAL OBLIGATIONS
California - 3.88%
  City of Anaheim, California, Certificates
    of Participation (1993 Arena Financing
    Project), Municipal Adjustable Rate
    Taxable Securities (Credit Suisse),
    6.20%, 1-19-00 ................................       2,000      2,000,000
  Oakland-Alameda County Coliseum Authority,
    Lease Revenue Bonds (Oakland Coliseum
    Arena Project), 1996 Series A-1 Variable Rate
    Lease Revenue Bonds (Taxable),(Canadian
    Imperial Bank of Commerce),
    6.3%, 1-18-00 .................................         500        500,000
    Total .........................................                  2,500,000

Indiana - 1.24%
  City of Whiting, Indiana, Industrial Sewage
    and Solid Waste Disposal Revenue Bonds, Taxable
    Series 1995 (Amoco Oil Company Project),
    6.2%, 1-11-00 .................................         800        800,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

MUNICIPAL OBLIGATIONS (Continued)
Louisiana - 6.36%
  Industrial Development Board of the Parish
    Of Calcasieu, Inc., Environmental Revenue
    Bonds (CITGO Petroleum Corporation Project),
    Series 1996 (Taxable), (Westdeutsche
    Landesbank Girozentrale),
    6.0%, 1-20-00 .................................     $ 2,500    $ 2,500,000
  Industrial District No. 3 of the Parish of West
    Baton Rouge, State of Louisiana, Variable Rate
    Demand Revenue Bonds, Series 1995 (Taxable),
    (The Dow Chemical Company Project),
    6.25%, 1-26-00 ................................         800        800,000
  Gulf Coast Industrial Development Authority,
    Environmental Facilities Revenue Bonds
    (CITGO Petroleum Corporation Project), Taxable
    Series 1998 (Royal Bank of Canada),
    6.25%, 1-26-00 ................................         800        800,000
    Total .........................................                  4,100,000

Mississippi - 0.78%
  Mississippi Business Finance Corporation,
    Taxable Adjustable Mode, Industrial Development
    Revenue Bonds (BenchCraft Project), Series 1999
    (Wachovia Bank, N.A.),
    6.49%, 1-5-00 .................................         500        500,000

New Jersey - 0.22%
  New Jersey Economic Development Authority,
    Federally Taxable Variable Rate Demand/
    Fixed Rate Revenue Bonds (The Morey
    Organization, Inc. Project), Series of 1997
    (First Union National Bank),
    6.71%, 1-5-00 .................................         140        140,000

New York - 1.55%
  Putnam Hospital Center, Multi-Mode Revenue Bonds,
    Series 1999 (The Bank of New York),
    6.5%, 1-5-00 ..................................       1,000      1,000,000

Pennsylvania - 2.47%
  Schuylkill County Industrial Development
    Authority, Commercial Development Revenue
    Bonds (Midway Supermarket, Inc. Project),
    Taxable Series of 1995 (First Union National Bank),
    6.8%, 1-5-00 ..................................       1,390      1,390,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

MUNICIPAL OBLIGATIONS (Continued)
Pennsylvania (Continued)
  Montgomery County Industrial Development
    Authority, Taxable Fixed Rate/Variable
    Rate Demand Revenue Bonds (410 Horsham
    Associates Project), Series of 1995
    (First Union National Bank),
    6.8%, 1-5-00 ..................................      $  200    $   200,000
    Total .........................................                  1,590,000

Texas - 0.77%
  Metrocrest Hospital Authority, Series 1989A
    (The Bank of New York),
    5.635%, 3-7-00 ................................         500        494,838

TOTAL MUNICIPAL OBLIGATIONS - 17.27%                               $11,124,838
  (Cost: $11,124,838)

OTHER GOVERNMENT SECURITY - 3.86%
Commercial Paper (backed by irrevocable bank
  letter of credit)
  Mexico
  United Mexican States (Barclays Bank PLC),
    6.08%, 2-1-00 .................................       2,500    $ 2,486,911
  (Cost: $2,486,911)

UNITED STATES GOVERNMENT SECURITY - 1.55%
  Federal Home Loan Bank,
    6.163%, 1-5-00 ................................       1,000    $ 1,000,000
  (Cost: $1,000,000)

TOTAL INVESTMENT SECURITIES - 101.23%                              $65,197,226
  (Cost: $65,197,226)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.23%)                   (795,135)

NET ASSETS - 100.00%                                               $64,402,091

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS
Business Services - 20.48%
  Acxiom Corporation* .............................      60,000   $  1,441,875
  America Online, Inc.* ...........................      40,000      3,017,500
  Broadbase Software, Inc.* .......................      45,000      5,034,375
  Clear Channel Communications, Inc.* .............      18,000      1,606,500
  Critical Path, Inc.* ............................      28,000      2,644,250
  Cysive, Inc.* ...................................      25,975      1,885,623
  DoubleClick Inc.* ...............................      26,500      6,711,953
  eBay Inc.* ......................................      15,000      1,878,281
  Gerald Stevens, Inc.* ...........................     100,000        834,375
  Getty Images, Inc.* .............................      35,000      1,715,000
  InterNAP Network Services Corporation* ..........      25,000      4,321,875
  Lycos, Inc.* ....................................      30,000      2,387,813
  MemberWorks Incorporated* .......................      31,000      1,027,844
  Netcentives Inc.* ...............................      33,600      2,095,800
  Portal Software, Inc.* ..........................      38,500      3,953,469
  Redback Networks* ...............................      20,000      3,543,125
  S1 Corporation* .................................      45,000      3,510,000
  SunGard Data Systems, Inc.* .....................      55,000      1,306,250
  TMP Worldwide Inc.* .............................      20,000      2,833,750
    Total .........................................                 51,749,658

Cable and Other Pay Television Services - 1.23%
  EchoStar Communications Corporation,
    Class A* ......................................      32,000      3,116,000

Chemicals and Allied Products - 1.19%
  Albany Molecular Research, Inc.* ................      55,000      1,708,438
  Gilead Sciences* ................................      24,000      1,297,500
    Total .........................................                  3,005,938

Communication - 4.00%
  COLT Telecom Group plc, ADR* ....................      10,000      2,040,000
  Illuminet Holdings, Inc.* .......................      40,000      2,198,750
  Next Level Communications, Inc.* ................      30,250      2,267,805
  Nextel Communications, Inc.* ....................      35,000      3,608,281
    Total .........................................                 10,114,836

Communication Services - 0.39%
  Metro One Telecommunications, Inc.* .............      75,000        979,687

Computer Integrated Systems Design - 6.26%
  CacheFlow Inc.* .................................      10,000      1,306,562
  Inktomi Corporation* ............................      26,000      2,305,875
  Netopia, Inc.* ..................................      30,000      1,637,812
  Sanchez Computer Associates, Inc.* ..............      88,000      3,652,000
  Yahoo! Inc.* ....................................      16,000      6,923,500
    Total .........................................                 15,825,749

Depository Institutions - 0.81%
  Concord EFS, Inc.* ..............................      80,000      2,057,500

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 16.00%
  Broadcom Corporation, Class A* ..................      17,000   $  4,629,844
  Data Critical Corporation* ......................      50,000        746,875
  Finisar Corporation* ............................       9,500        850,250
  Gemstar International Group Limited* ............      60,000      4,271,250
  Inet Technologies, Inc.* ........................      50,000      3,509,375
  JDS Uniphase Corporation* .......................      52,000      8,388,250
  Nokia Corporation, Series A, ADR ................      18,000      3,420,000
  Nortel Networks Corporation .....................      25,000      2,525,000
  Rambus Inc.* ....................................      40,000      2,696,250
  STMicroelectronics N.V., NY Shares ..............      20,000      3,028,750
  Sycamore Networks, Inc.* ........................      10,000      3,048,125
  Wink Communications, Inc.* ......................      55,000      3,301,719
    Total .........................................                 40,415,688

Engineering and Management Services - 2.70%
  Incyte Pharmaceuticals, Inc.* ...................      37,000      2,188,781
  MAXIMUS, Inc.* ..................................      30,000      1,018,125
  Paychex, Inc. ...................................      50,000      1,998,437
  Whittman-Hart, Inc.* ............................      30,000      1,609,688
    Total .........................................                  6,815,031

Industrial Machinery and Equipment - 4.13%
  Apple Computer, Inc.* ...........................      30,900      3,175,941
  Crossroads Systems, Inc.* .......................      10,000        843,125
  Foundry Networks, Inc.* .........................      10,000      3,016,250
  Juniper Networks, Inc.* .........................      10,000      3,396,562
    Total .........................................                 10,431,878

Instruments and Related Products - 0.64%
  VISX, Incorporated* .............................      31,000      1,605,219

Miscellaneous Retail - 0.90%
  Amazon.com, Inc.* ...............................      30,000      2,284,688

Prepackaged Software - 27.63%
  Allaire Corporation* ............................      24,500      3,592,313
  Ariba, Inc.* ....................................      32,000      5,670,000
  BroadVision, Inc.* ..............................      90,000     15,305,625
  Citrix Systems, Inc.* ...........................      30,000      3,689,063
  E.piphany, Inc.* ................................      11,100      2,483,625
  eGain Communications Corporation* ...............      40,000      1,500,000
  HNC Software Inc.* ..............................      25,000      2,649,219
  iManage, Inc.* ..................................      51,400      1,678,531
  Intuit Inc.* ....................................      70,000      4,193,437
  Macromedia, Inc.* ...............................      35,100      2,566,687
  NetIQ Corporation* ..............................      56,500      2,983,906
  Phone.com, Inc.* ................................      41,500      4,821,781
  Transaction Systems Architects, Inc.,
    Class A* ......................................      30,000        840,938

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Prepackaged Software (Continued)
  Veritas Software Corp.* .........................      45,000   $  6,439,219
  Vignette Corporation* ...........................      70,000     11,407,812
    Total .........................................                 69,822,156

Wholesale Trade -- Durable Goods - 1.23%
  Latitude Communications, Inc.* ..................      60,000      1,565,625
  Somera Communications, Inc.* ....................     125,000      1,550,781
    Total .........................................                  3,116,406

Wholesale Trade -- Nondurable Goods - 1.75%
  Chemdex Corporation* ............................      40,000      4,420,000

TOTAL COMMON STOCKS - 89.34%                                      $225,760,434
  (Cost: $89,710,739)

                                                      Principal
                                                      Amount in
                                                      Thousands

SHORT-TERM SECURITIES
Depository Institutions - 1.19%
  Deutsche Bank Financial Inc.,
    6.75%, 1-6-00 .................................      $3,000      2,997,187

Electric, Gas and Sanitary Services - 3.16%
  Bay State Gas Co.,
    6.15%, 1-12-00 ................................       8,000      7,984,967

Fabricated Metal Products - 1.73%
  Danaher Corporation,
    6.49%, Master Note ............................       4,377      4,377,000

Food and Kindred Products - 1.89%
  General Mills, Inc.,
    6.345%, Master Note ...........................       4,779      4,779,000

Nondepository Institutions - 2.47%
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................       6,239      6,239,000

TOTAL SHORT-TERM SECURITIES - 10.44%                              $ 26,377,154
  (Cost: $26,377,154)

TOTAL INVESTMENT SECURITIES - 99.78%                              $252,137,588
  (Cost: $116,087,893)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.22%                      546,203

NET ASSETS - 100.00%                                              $252,683,791

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999
                                                         Shares          Value

COMMON STOCKS
Automotive Dealers and Service Stations - 1.37%
  O'Reilly Automotive, Inc.* ......................     200,000   $  4,356,250

Business Services - 22.51%
  Acxiom Corporation* .............................     386,900      9,297,691
  CheckFree Holdings Corporation* .................     155,000     16,313,750
  FactSet Research Systems, Inc. ..................      67,000      5,334,875
  Getty Images, Inc.* .............................     238,300     11,676,700
  MemberWorks Incorporated* .......................     196,700      6,521,834
  Primark Corporation* ............................     152,900      4,252,531
  S1 Corporation* .................................      85,000      6,630,000
  USINTERNETWORKING, Inc.* ........................     165,300     11,540,006
    Total .........................................                 71,567,387

Chemicals and Allied Products - 1.89%
  Pharmacyclics, Inc.* ............................     145,500      6,020,062

Communication - 12.01%
  Illuminet Holdings, Inc.* .......................      29,100      1,599,591
  Intermedia Communications Inc.* .................     180,000      6,975,000
  RCN Corporation* ................................     125,000      6,058,594
  VoiceStream Wireless Corporation* ...............     100,000     14,209,375
  Western Wireless Corporation,
    Class A* ......................................     140,000      9,336,250
    Total .........................................                 38,178,810

Computer Integrated Systems Design - 4.55%
  Cerner Corporation* .............................     260,200      5,114,556
  Sanchez Computer Associates, Inc.* ..............      90,000      3,735,000
  Shared Medical Systems Corporation ..............     110,000      5,603,125
    Total .........................................                 14,452,681

Eating and Drinking Places - 1.64%
  Papa John's International, Inc.* ................     200,000      5,218,750

Electronic and Other Electric Equipment - 5.83%
  Advanced Fibre Communications, Inc.* ............     271,900     12,184,519
  Rambus Inc.* ....................................      94,000      6,336,187
    Total .........................................                 18,520,706

Engineering and Management Services - 6.65%
  Incyte Pharmaceuticals, Inc.* ...................     240,000     14,197,500
  MAXIMUS, Inc.* ..................................     205,000      6,957,187
    Total .........................................                 21,154,687

Food and Kindred Products - 2.05%
  American Italian Pasta Company, Class A* ........     211,500      6,503,625

Health Services - 0.90%
  American Healthcorp, Inc.* ......................     210,000        997,500
  Amsurg Corp., Class A* ..........................     282,000      1,850,625
    Total .........................................                  2,848,125

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999

                                                         Shares          Value

COMMON STOCKS (Continued)
Instruments and Related Products - 2.88%
  Lunar Corporation* ..............................     200,000   $  1,400,000
  VISX, Incorporated* .............................     150,000      7,767,188
    Total .........................................                  9,167,188

Personal Services - 0.45%
  Stewart Enterprises, Inc., Class A ..............     300,000      1,434,375

Prepackaged Software - 9.44%
  Best Software, Inc.* ............................     125,500      3,698,328
  Citrix Systems, Inc.* ...........................      79,500      9,776,016
  Dendrite International, Inc.* ...................     225,000      7,579,688
  NEON Systems, Inc.* .............................     100,000      3,887,500
  Transaction Systems Architects, Inc.,
    Class A* ......................................     180,600      5,062,444
    Total .........................................                 30,003,976

Radio and Television Broadcasting Stations - 3.92%
  Emmis Communications Corporation* ...............     100,000     12,465,625

Stone, Clay and Glass Products - 0.71%
  Department 56, Inc.* ............................     100,000      2,262,500

Transportation by Air - 1.73%
  Midwest Express Holdings, Inc.* .................     172,300      5,492,062

Transportation Equipment - 2.39%
  Gentex Corporation* .............................     272,500      7,595,938

Wholesale Trade -- Durable Goods - 1.25%
  MSC Industrial Direct Co., Inc.,
    Class A* ......................................     300,000      3,975,000

TOTAL COMMON STOCKS - 82.17%                                      $261,217,747
  (Cost: $164,168,540)

                                                      Principal
                                                      Amount in
                                                      Thousands

SHORT-TERM SECURITIES
Commercial Paper
  Depository Institutions - 5.34%
  Deutsche Bank Financial Inc.,
    6.75%, 1-6-00 .................................     $ 5,000      4,995,312
  Dresdner U.S. Finance Inc.,
    6.23%, 1-10-00 ................................       5,000      4,992,213
  Westpac Capital Corp.,
    5.5%, 1-10-00 .................................       7,000      6,990,375
    Total .........................................                 16,977,900

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999

                                                      Principal
                                                      Amount in
                                                      Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
  Electric, Gas and Sanitary Services - 2.54%
  Detroit Edison Co.,
    6.75%, 1-13-00 ................................     $ 4,000   $  3,991,000
  Public Service Electric & Gas Co.,
    7.5%, 1-14-00 .................................       4,100      4,088,896
    Total .........................................                  8,079,896

  Fabricated Metal Products - 1.97%
  Danaher Corporation,
    6.49%, Master Note ............................       6,251      6,251,000

  Food and Kindred Products - 0.04%
  General Mills, Inc.,
    6.345%, Master Note ...........................         117        117,000

  Nondepository Institutions - 2.68%
  Associates First Capital B.V. (Associates
    First Capital Corporation),
    6.0%, 1-10-00 .................................       1,685      1,682,472
  PACCAR Financial Corp.,
    5.2757%, Master Note ..........................       6,856      6,856,000
    Total .........................................                  8,538,472

  Transportation Equipment - 3.14%
  Dana Corp.,
    6.75%, 1-12-00 ................................      10,000      9,979,375

Total Commercial Paper - 15.71%                                     49,943,643

Commercial Paper (backed by irrevocable bank letter
  of credit) - 1.35%
  Nondepository Institutions
  Agway Financial Corp. (Rabobank Nederland N.V.),
    5.0%, 1-5-00 ..................................       4,300      4,297,611

Municipal Obligation - 1.42%
  Michigan
  Michigan Strategic Fund, Variable Rate
    Demand Limited Obligation Revenue Bonds,
    Series 1998 (Bosal Industries Project),
    5.55%, 1-5-00 .................................       4,500      4,500,000

                 See Notes to Schedules of Investments on page .

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999

                                                                         Value

TOTAL SHORT-TERM SECURITIES - 18.48%                              $ 58,741,254
  (Cost: $58,741,254)

TOTAL INVESTMENT SECURITIES - 100.65%                             $319,959,001
  (Cost: $222,909,794)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.65%)                (2,058,820)

NET ASSETS - 100.00%                                              $317,900,181

Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.
(A)   Listed on an exchange outside of the United States.
(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $2,547,975, $9,653,971 and $23,037,168, respectively, or 2.31%, 8.00% and 7.68%, respectively, of the total net assets in the Bond Portfolio, High Income Portfolio and International Portfolio, respectively.
(C) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(D) Each unit of AirGate PCS, Inc. consists of $1,000 principal amount of 13.5% senior subordinated discount notes due 2009 and one warrant to purchase 2.148 shares of common stock, par value $0.01 per share.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

                                                        Asset
                                                     Strategy       Balanced           Bond
                                                    Portfolio      Portfolio      Portfolio
Assets                                              ---------      ---------      ---------
  Investment securities--at
    value (Notes 1 and 3) .....................       $21,569       $117,161       $109,066
  Cash ........................................             1              2             --
  Receivables:
    Investment securities sold ................            --             88             --
    Fund shares sold ..........................            --             32             31
    Dividends and interest ....................            25            809          1,512
  Prepaid insurance premium ...................            --              1              1
                                                      -------       --------       --------
      Total assets ............................        21,595        118,093        110,610
Liabilities ...................................       -------       --------       --------
  Payable for investment
    securities purchased ......................            --            805             --
  Payable to Fund
    shareholders ..............................             1             24             37
  Accrued service fee (Note 2) ................             4             23             22
  Accrued accounting
    services fee (Note 2) .....................             1              3              3
  Accrued management fee (Note 2) .............            --              2              2
  Due to custodian ............................            --             --              8
  Other .......................................             2              3              2
                                                      -------       --------       --------
      Total liabilities .......................             8            860             74
                                                      -------       --------       --------
        Total net assets ......................       $21,587       $117,233       $110,536
Net Assets ....................................       =======       ========       ========
  $0.001 par value capital stock (Note 6):
    Capital stock .............................       $     3       $     16       $     22
    Additional paid-in
      capital .................................        18,475        103,735        115,799
  Accumulated undistributed gain (loss):
    Accumulated undistributed net
      investment income .......................            --             --             --
    Accumulated net realized gain
      (loss) on investment
      transactions ............................            --             --         (1,858)
      Net unrealized appreciation
      (depreciation) of
      investments .............................         3,109         13,482         (3,427)
                                                      -------       --------       --------
      Net assets applicable to
        outstanding units
        of capital ............................       $21,587       $117,233       $110,536
                                                      =======       ========       ========
Net asset value, redemption
  and offering price per share ................       $6.2625        $7.3120        $5.0497
                                                      =======       ========       ========
Capital shares outstanding ....................         3,447         16,033         21,890
Capital shares authorized .....................        50,000         50,000        100,000

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

                                                       Growth    High Income          Income
                                                    Portfolio      Portfolio       Portfolio
Assets                                             ----------    -----------       ---------
  Investment securities--at
    value (Notes 1 and 3) ..................       $1,168,768       $118,910        $938,344
  Cash .....................................               12              1               3
  Receivables:
    Investment securities sold .............            6,998             --           1,711
    Fund shares sold .......................              639              9             342
    Dividends and interest .................              395          1,884             642
  Prepaid insurance remium .................                5              1               4
                                                   ----------       --------        --------
      Total assets .........................        1,176,817        120,805         941,046
Liabilities ................................       ----------       --------        --------
  Payable for investment
    securities purchased ...................           13,666             --              --
  Payable to Fund
    shareholders ...........................              132             74             291
  Accrued service fee (Note 2) .............              231             24             186
  Accrued accounting
    services fee (Note 2) ..................                8              3               7
  Accrued management fee (Note 2) ..........               22              2              18
  Due to custodian .........................               --             --              --
  Other ....................................               10              3               9
                                                   ----------       --------        --------
      Total liabilities ....................           14,069            106             511
                                                   ----------       --------        --------
        Total net assets ...................       $1,162,748       $120,699        $940,535
Net Assets .................................       ==========       ========        ========
  $0.001 par value capital stock (Note 6):
    Capital stock ..........................       $      107       $     29        $     73
    Additional paid-in
      capital ..............................          785,693        129,746         656,818
  Accumulated undistributed gain (loss):
    Accumulated undistributed net
      investment income ....................               --             --              --
    Accumulated net realized gain
      (loss) on investment
      transactions .........................               --         (8,314)             --
    Net unrealized appreciation
      (depreciation) of
      investments ..........................          376,948           (762)        283,644
                                                   ----------       --------        --------
      Net assets applicable to
        outstanding units
        of capital .........................       $1,162,748       $120,699        $940,535
                                                   ==========       ========        ========
Net asset value, redemption
  and offering price per share .............         $10.8751        $4.1691        $12.9609
                                                   ==========       ========        ========
Capital shares outstanding .................          106,918         28,951          72,567
Capital shares authorized ..................          150,000        100,000         100,000

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

                                                 International    Limited-Term     Money Market
                                                     Portfolio  Bond Portfolio        Portfolio
Assets                                            ------------  --------------     ------------
  Investment securities--at
    value (Notes 1 and 3) ....................        $299,694         $ 5,950         $ 65,197
  Cash .......................................               2               1                3
  Receivables:
    Investment securities sold ...............               8              --               --
    Fund shares sold .........................             199              --              203
    Dividends and interest ...................             269              90              490
  Prepaid insurance premium ..................               1              --                1
                                                      --------         -------         --------
      Total assets ...........................         300,173           6,041           65,894
Liabilities ..................................        --------         -------         --------
  Payable for investment
    securities purchased .....................              --              --               --
  Payable to Fund
    shareholders .............................              27              --            1,474
  Accrued service fee (Note 2) ...............              53               1               13
  Accrued accounting
    services fee (Note 2) ....................               4              --                3
  Accrued management fee (Note 2) ............               7              --                1
  Due to custodian ...........................              --              --               --
  Other ......................................              53               1                1
                                                      --------         -------         --------
      Total liabilities ......................             144               2            1,492
                                                      --------         -------         --------
        Total net assets .....................        $300,029         $ 6,039         $ 64,402
Net Assets ...................................        ========          ======          =======
  $0.001 par value capital stock (Note 6):
    Capital stock ............................        $     25         $     1         $     64
    Additional paid-in
      capital ................................         167,194           6,201           64,338
  Accumulated undistributed gain (loss):
    Accumulated undistributed net
      investment income ......................              --              --               --
    Accumulated net realized gain
      (loss) on investment
      transactions ...........................            (212)             (7)              --
    Net unrealized appreciation
      (depreciation) of
      investments ............................         133,022            (156)              --
                                                      --------         -------         --------
      Net assets applicable to
        outstanding units
        of capital ...........................        $300,029         $ 6,039         $ 64,402
                                                      ========         =======         ========
Net asset value, redemption
  and offering price per share ...............        $11.9354         $5.0405          $1.0000
                                                      ========         =======         ========
Capital shares outstanding ...................          25,138           1,198           64,402
Capital shares authorized ....................         100,000          50,000          100,000

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

                                                       Science and
                                                        Technology     Small Cap
                                                         Portfolio     Portfolio
Assets                                                 -----------     ---------
  Investment securities--at
    value (Notes 1 and 3) ..........................      $252,138      $319,959
  Cash .............................................             2             2
  Receivables:
    Investment securities
      sold .........................................            --            --
    Fund shares sold ...............................           566           324
    Dividends and interest .........................            58            98
  Prepaid insurance
    premium ........................................             1             1
                                                          --------      --------
      Total assets .................................       252,765       320,384
Liabilities ........................................      --------      --------
  Payable for investment
    securities purchased ...........................            --         2,394
  Payable to Fund
    shareholders ...................................            26            16
  Accrued service
    fee (Note 2) ...................................            43            59
  Accrued accounting
    services fee (Note 2) ..........................             4             4
  Accrued management
    fee (Note 2) ...................................             6             7
  Due to custodian .................................            --            --
  Other ............................................             2             4
                                                          --------      --------
      Total liabilities ............................            81         2,484
                                                          --------      --------
        Total net assets ...........................      $252,684      $317,900
Net Assets .........................................      ========      ========
  $0.001 par value capital stock (Note 6):
    Capital stock ..................................      $     11      $     27
    Additional paid-in
      capital ......................................       116,622       220,824
  Accumulated undistributed gain (loss):
    Accumulated undistributed net
      investment income ............................            --            --
    Accumulated net realized gain
      (loss) on investment
      transactions .................................             1            --
    Net unrealized appreciation
      (depreciation) of
      investments ..................................       136,050        97,049
                                                          --------      --------
      Net assets applicable to
        outstanding units
        of capital .................................      $252,684      $317,900
                                                          ========      ========
Net asset value, redemption
  and offering price per share .....................      $22.4087      $11.6130
                                                          ========      ========
Capital shares outstanding .........................        11,276        27,374
Capital shares authorized ..........................       100,000       100,000

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                                 Asset
                                              Strategy     Balanced        Bond
                                             Portfolio    Portfolio   Portfolio
                                             ---------    ---------   ---------
Investment Income (Loss)
  Income (Note 1B):
    Interest and
      amortization ........................    $   425     $  2,897     $ 7,464
    Dividends .............................         70          711          --
                                               -------     --------     -------
      Total income ........................        495        3,608       7,464
                                               -------     --------     -------
  Expenses (Note 2):
    Investment management fee .............        126          664         593
    Service fee ...........................         41          247         272
    Accounting services fee ...............         10           37          40
    Custodian fees ........................          7           12           9
    Audit fees ............................          6            7           7
    Legal fees ............................         --            2           2
    Other .................................          1            5           6
                                               -------     --------     -------
      Total ...............................        191          974         929
      Less expenses in
        excess of voluntary
        waiver of management
        fee (Note 2) ......................        (66)          --          --
                                               -------     --------     -------
        Total expenses ....................        125          974         929
                                               -------     --------     -------
        Net investment
          income (loss) ...................        370        2,634       6,535
                                               -------     --------     -------
Realized and Unrealized Gain (Loss)
  on Investments (Notes 1 and 3)
  Realized net gain (loss)
    on securities .........................        807        5,102        (452)
  Realized net loss
    on foreign currency
    transactions ..........................         --           (1)         --
                                               -------     --------     -------
    Realized net gain (loss)
      on investments ......................        807        5,101        (452)
  Unrealized appreciation
    (depreciation) in value
    of investments during
    the period ............................      2,695        2,691      (7,745)
                                               -------     --------     -------
      Net gain (loss) on
        investments .......................      3,502        7,792      (8,197)
                                               -------     --------     -------
        Net increase (decrease)
          in net assets
          resulting from
          operations ......................    $ 3,872     $ 10,426     $(1,662)
                                               =======     ========     =======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                               Growth  High Income       Income
                                            Portfolio    Portfolio    Portfolio
                                            ---------  -----------    ---------
Investment Income (Loss)
  Income (Note 1B):
    Interest and
      amortization ......................    $  3,531     $ 12,313    $  12,199
    Dividends ...........................       5,913          145        6,701
                                             --------     --------    ---------
      Total income ......................       9,444       12,458       18,900
                                             --------     --------    ---------
  Expenses (Note 2):
    Investment management fee ...........       6,469          778        5,984
    Service fee .........................       2,251          295        2,071
    Accounting services fee .............          87           40           85
    Custodian fees ......................          46            7           55
    Audit fees ..........................           8            7            8
    Legal fees ..........................          17            3           16
    Other ...............................          44            7           42
                                             --------     --------    ---------
      Total .............................       8,922        1,137        8,261
      Less expenses in
        excess of voluntary
        waiver of management
        fee (Note 2) ....................          --           --           --
                                             --------     --------    ---------
      Total expenses ....................       8,922        1,137        8,261
                                             --------     --------    ---------
        Net investment
          income (loss) .................         522       11,321       10,639
                                             --------     --------    ---------
Realized and Unrealized Gain (Loss)
  on Investments (Notes 1 and 3)
  Realized net gain (loss)
    on securities .......................     150,006       (7,976)      51,643
  Realized net loss
    on foreign currency
    transactions ........................          --           --           (4)
                                             --------     --------    ---------
    Realized net gain (loss)
      on investments ....................     150,006       (7,976)      51,639
  Unrealized appreciation
    (depreciation) in value
    of investments during
    the period ..........................     142,019        1,657       42,185
                                             --------     --------    ---------
      Net gain (loss) on
        investments .....................     292,025       (6,319)      93,824
                                             --------     --------    ---------
        Net increase (decrease)
          in net assets
          resulting from
          operations ....................    $292,547     $  5,002    $ 104,463
                                             ========     ========    =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                            International    Limited-Term     Money Market
                                                Portfolio  Bond Portfolio        Portfolio
                                            -------------  --------------     ------------
Investment Income (Loss)
  Income (Note 1B):
    Interest and
      amortization ........................     $     687           $ 354           $3,043
    Dividends .............................         1,765              --               --
                                                ---------           -----           ------
      Total income ........................         2,452             354            3,043
                                                ---------           -----           ------
  Expenses (Note 2):
    Investment management fee .............         1,607              29              254
    Service fee ...........................           468              14              139
    Accounting services fee ...............            42              --               30
    Custodian fees ........................           235               2                8
    Audit fees ............................             8               5                4
    Legal fees ............................             3              --                4
    Other .................................             9               1                3
                                                ---------           -----           ------
      Total ...............................         2,372              51              442
      Less expenses in
        excess of voluntary
        waiver of management
        fee (Note 2) ......................            --             (15)              --
                                                ---------           -----           ------
      Total expenses ......................         2,372              36              442
                                                ---------           -----           ------
        Net investment
          income (loss) ...................            80             318            2,601
                                                ---------           -----           ------
Realized and Unrealized Gain (Loss)
  on Investments (Notes 1 and 3)
  Realized net gain (loss)
    on securities .........................        23,371              (7)              --
  Realized net loss
    on foreign currency
    transactions ..........................          (292)             --               --
                                                ---------           -----           ------
    Realized net gain (loss)
      on investments ......................        23,079              (7)              --
  Unrealized appreciation
    (depreciation) in value
    of investments during
    the period ............................        94,082            (217)              --
                                                ---------           -----           ------
      Net gain (loss) on
        investments .......................       117,161            (224)              --
                                                ---------           -----           ------
        Net increase (decrease)
          in net assets
          resulting from
          operations ......................     $ 117,241           $  94           $2,601
                                                =========           =====           ======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                                   Science and
                                                    Technology        Small Cap
                                                     Portfolio        Portfolio
                                                   -----------        ---------
Investment Income (Loss)
  Income (Note 1B):
    Interest and
      amortization ...........................       $     650        $   3,323
    Dividends ................................              14              158
                                                     ---------        ---------
      Total income ...........................             664            3,481
                                                     ---------        ---------
  Expenses (Note 2):
    Investment management fee ................             739            1,771
    Service fee ..............................             221              506
    Accounting services fee ..................              32               47
    Custodian fees ...........................               9               18
    Audit fees ...............................               6                7
    Legal fees ...............................               1                4
    Other ....................................               5               10
                                                     ---------        ---------
      Total ..................................           1,013            2,363
      Less expenses in
        excess of voluntary
        waiver of management
        fee (Note 2) .........................              --               --
                                                     ---------        ---------
      Total expenses .........................           1,013            2,363
                                                     ---------        ---------
        Net investment
          income (loss) ......................            (349)           1,118
                                                     ---------        ---------
Realized and Unrealized Gain (Loss)
  on Investments (Notes 1 and 3)
  Realized net gain (loss)
    on securities ............................           3,893           11,157
  Realized net loss
    on foreign currency
    transactions .............................              --               (7)
                                                     ---------        ---------
    Realized net gain (loss)
      on investments .........................           3,893           11,150
  Unrealized appreciation
    (depreciation) in value
    of investments during
    the period ...............................         127,861           93,399
                                                     ---------        ---------
      Net gain (loss) on
        investments ..........................         131,754          104,549
                                                     ---------        ---------
        Net increase
          in net assets
          resulting from
          operations .........................       $ 131,405        $ 105,667
                                                     =========        =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                                Asset
                                             Strategy     Balanced         Bond
                                            Portfolio    Portfolio    Portfolio
                                            ---------    ---------    ---------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) ......................   $    370    $   2,634    $   6,535
    Realized net gain (loss)
      on investments .....................        807        5,101         (452)
    Unrealized appreciation
      (depreciation) .....................      2,695        2,691       (7,745)
                                             --------    ---------    ---------
      Net increase (decrease) in
        net assets resulting from
        operations .......................      3,872       10,426       (1,662)
                                             --------    ---------    ---------
  Dividends to shareholders (Note 1E):*
    From net investment income ...........       (370)      (2,633)      (6,535)
    From realized gains on
    security transactions ................       (807)      (5,102)          --
                                             --------    ---------    ---------
                                               (1,177)      (7,735)      (6,535)
                                             --------    ---------    ---------
  Capital share transactions** ...........      4,802       22,322        4,437
                                             --------    ---------    ---------
        Total increase (decrease) ........      7,497       25,013       (3,760)
Net Assets
  Beginning of period ....................     14,090       92,220      114,296
                                             --------    ---------    ---------
  End of period ..........................   $ 21,587    $ 117,233    $ 110,536
                                             ========    =========    =========
    Undistributed net investment
      income .............................        $--          $--          $--
                                             ========    =========    =========
                    *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares ..............................        979        3,789        3,554
Shares issued from reinvest-
  ment of dividends and/or
  capital gains distribution .............        188        1,058        1,294
Shares redeemed ..........................       (336)      (1,788)      (3,949)
                                             --------    ---------    ---------
Increase in outstanding
  capital shares .........................        831        3,059          899
                                             ========    =========    =========
Value issued from sale
  of shares ..............................   $  5,534    $  27,717    $  19,146
Value issued from reinvest-
  ment of dividends and/or
  capital gains distribution .............      1,177        7,735        6,535
Value redeemed ...........................     (1,909)     (13,130)     (21,244)
                                             --------    ---------    ---------
Increase in outstanding
  capital ................................   $  4,802    $  22,322    $   4,437
                                             ========    =========    =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                               Growth  High Income       Income
                                            Portfolio    Portfolio    Portfolio
                                          -----------  -----------    ---------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) ....................  $       522    $  11,321    $  10,639
    Realized net gain (loss)
      on investments ...................      150,006       (7,976)      51,639
    Unrealized appreciation
      (depreciation) ...................      142,019        1,657       42,185
                                          -----------    ---------    ---------
      Net increase (decrease) in
        net assets resulting from
        operations .....................      292,547        5,002      104,463
                                          -----------    ---------    ---------
  Dividends to shareholders (Note 1E):*
    From net investment income .........         (522)     (11,321)     (10,635)
    From realized gains on
    security transactions ..............     (150,006)          --      (51,643)
                                          -----------    ---------    ---------
                                             (150,528)     (11,321)     (62,278)
                                          -----------    ---------    ---------
  Capital share transactions** .........      195,614          665       87,016
                                          -----------    ---------    ---------
        Total increase (decrease) ......      337,633       (5,654)     129,201
Net Assets
  Beginning of period ..................      825,115      126,353      811,334
                                          -----------    ---------    ---------
  End of period ........................  $ 1,162,748    $ 120,699    $ 940,535
                                          ===========    =========    =========
    Undistributed net investment
      income ...........................          $--          $--          $--
                                          ===========    =========    =========
                    *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares ............................       12,932        3,202        9,942
Shares issued from reinvest-
  ment of dividends and/or
  capital gains distribution ...........       13,841        2,715        4,805
Shares redeemed ........................       (8,588)      (5,590)      (7,954)
                                          -----------    ---------    ---------
Increase in outstanding
  capital shares .......................       18,185          327        6,793
                                          ===========    =========    =========
Value issued from sale
  of shares ............................  $   133,490    $  14,259    $ 126,991
Value issued from reinvest-
  ment of dividends and/or
  capital gains distribution ...........      150,528       11,321       62,278
Value redeemed .........................      (88,404)     (24,915)    (102,253)
                                          -----------    ---------    ---------
Increase in outstanding
  capital ..............................  $   195,614    $     665    $  87,016
                                          ===========    =========    =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                              International      Limited-Term        Money Market
                                                  Portfolio    Bond Portfolio           Portfolio
                                              -------------    --------------        ------------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) ....................          $      80           $   318           $   2,601
    Realized net gain (loss)
      on investments ...................             23,079                (7)                 --
    Unrealized appreciation
      (depreciation) ...................             94,082              (217)                 --
                                                  ---------           -------           ---------
      Net increase (decrease) in
        net assets resulting from
        operations .....................            117,241                94               2,601
                                                  ---------           -------           ---------
  Dividends to shareholders (Note 1E):*
    From net investment income .........                 --              (318)             (2,601)
    From realized gains on
    security transactions ..............            (23,371)               --                  --
                                                  ---------           -------           ---------
                                                    (23,371)             (318)             (2,601)
                                                  ---------           -------           ---------
  Capital share transactions** .........             37,198             1,744              10,379
                                                  ---------           -------           ---------
        Total increase (decrease) ......            131,068             1,520              10,379
Net Assets
  Beginning of period ..................            168,961             4,519              54,023
                                                  ---------           -------           ---------
  End of period ........................          $ 300,029           $ 6,039           $  64,402
                                                  =========           =======           =========
    Undistributed net investment
      income ...........................                $--               $--                 $--
                                                  =========           =======           =========
                             *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares ............................              3,867               554             322,588
Shares issued from reinvest-
  ment of dividends and/or
  capital gains distribution ...........              1,958                63               2,601
Shares redeemed ........................             (2,300)             (283)           (314,810)
                                                  ---------           -------           ---------
Increase in outstanding
  capital shares .......................              3,525               334              10,379
                                                  =========           =======           =========

Value issued from sale
  of shares ............................          $  33,901           $ 2,914           $ 322,588
Value issued from reinvest-
  ment of dividends and/or
  capital gains distribution ...........             23,371               318               2,601
Value redeemed .........................            (20,074)           (1,488)           (314,810)
                                                  ---------           -------           ---------
Increase in outstanding
  capital ..............................          $  37,198           $ 1,744           $  10,379
                                                  =========           =======           =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)

                                                     Science and
                                                      Technology      Small Cap
                                                       Portfolio      Portfolio
                                                     -----------      ---------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) ..............................     $    (349)     $   1,118
    Realized net gain (loss)
      on investments .............................         3,893         11,150
    Unrealized appreciation
      (depreciation) .............................       127,861         93,399
                                                       ---------      ---------
      Net increase (decrease) in
        net assets resulting from
        operations ...............................       131,405        105,667
                                                       ---------      ---------
  Dividends to shareholders (Note 1E):*
    From net investment income ...................            --         (1,111)
    From realized gains on
      security transactions ......................        (3,543)        (9,869)
                                                       ---------      ---------
                                                          (3,543)       (10,980)
                                                       ---------      ---------
  Capital share transactions** ...................        90,227         42,644
                                                       ---------      ---------
        Total increase (decrease) ................       218,089        137,331
Net Assets
  Beginning of period ............................        34,595        180,569
                                                       ---------      ---------
  End of period ..................................     $ 252,684      $ 317,900
                                                       =========      =========
    Undistributed net investment
      income .....................................           $--            $--
                                                       =========      =========
                    *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares ......................................         7,622          6,127
Shares issued from reinvest-
  ment of dividends and/or
  capital gains distribution .....................           158            945
Shares redeemed ..................................          (685)        (2,549)
                                                       ---------      ---------
Increase in outstanding
  capital shares .................................         7,095          4,523
                                                       =========      =========

Value issued from sale
  of shares ......................................     $  95,174         53,564
Value issued from reinvest-
  ment of dividends and/or
  capital gains distribution .....................         3,543         10,980
Value redeemed ...................................        (8,490)       (21,900)
                                                       ---------      ---------
Increase in outstanding
  capital ........................................     $  90,227      $  42,644
                                                       =========      =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                                                 Asset
                                              Strategy    Balanced         Bond
                                             Portfolio   Portfolio    Portfolio
                                             ---------   ---------    ---------
Increase in Net Assets
  Operations:
    Net investment income .................   $    344    $  2,337    $   6,300
    Realized net gain (loss)
      on investments ......................        460         758          783
    Unrealized appreciation
      (depreciation) ......................        225       3,437          369
                                              --------    --------    ---------
      Net increase in net
        assets resulting from
        operations ........................      1,029       6,532        7,452
                                              --------    --------    ---------
  Dividends to shareholders (Note 1E):*
    From net investment income ............       (342)     (2,334)      (6,300)
    From realized gains on
      security transactions ...............       (462)       (761)          --
    In excess of realized
      capital gains .......................         --          --           --
                                              --------    --------    ---------
                                                  (804)     (3,095)      (6,300)
                                              --------    --------    ---------
  Capital share transactions** ............      4,055      21,024       13,655
                                              --------    --------    ---------
        Total increase ....................      4,280      24,461       14,807
Net Assets
  Beginning of period .....................      9,810      67,759       99,489
                                              --------    --------    ---------
  End of period ...........................   $ 14,090    $ 92,220    $ 114,296
                                              ========    ========    =========
    Undistributed net investment
      income ..............................        $--         $--          $--
                                              ========    ========    =========
                    *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares ...............................        783       3,612        4,066
Shares issued from reinvest-
  ment of dividends and/or
  distributions ...........................        149         436        1,157
Shares redeemed ...........................       (204)     (1,085)      (2,764)
                                              --------    --------    ---------
Increase in outstanding
  capital hares ...........................        728       2,963        2,459
                                              ========    ========    =========
Value issued from sale
  of shares ...............................   $  4,385    $ 25,583    $  22,739
Value issued from reinvest-
  ment of dividends and/or
  distributions ...........................        804       3,095        6,300
Value redeemed ............................     (1,134)     (7,654)     (15,384)
                                              --------    --------    ---------
Increase in
  outstanding capital .....................   $  4,055    $ 21,024    $  13,655
                                              ========    ========    =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                                                              High
                                               Growth       Income       Income
                                            Portfolio    Portfolio    Portfolio
                                            ---------    ---------    ---------
Increase in Net Assets
  Operations:
    Net investment income ...............   $   3,876    $  10,944    $   9,832
    Realized net gain (loss)
      on investments ....................      24,895         (338)     110,690
    Unrealized appreciation
      (depreciation) ....................     146,953       (8,207)      16,851
                                            ---------    ---------    ---------
      Net increase in net
        assets resulting from
        operations ......................     175,724        2,399      137,373
                                            ---------    ---------    ---------
  Dividends to shareholders (Note 1E):*
    From net investment income ..........      (3,904)     (10,944)      (9,799)
    From realized gains on
      security transactions .............     (24,867)          --     (110,723)
    In excess of realized
      capital gains .....................          --           --           --
                                            ---------    ---------    ---------
                                              (28,771)     (10,944)    (120,522)
                                            ---------    ---------    ---------
  Capital share transactions** ..........      38,803       15,374      157,579
                                            ---------    ---------    ---------
        Total increase ..................     185,756        6,829      174,430
Net Assets
  Beginning of period ...................     639,359      119,524      636,904
                                            ---------    ---------    ---------
  End of period .........................   $ 825,115    $ 126,353    $ 811,334
                                            =========    =========    =========
    Undistributed net investment
      income ............................         $--          $--          $--
                                            =========    =========    =========
                    *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares .............................      10,497        4,966        9,126
Shares issued from reinvest-
  ment of dividends and/or
  distributions .........................       3,094        2,479        9,771
Shares redeemed .........................      (9,341)      (4,037)      (6,369)
                                            ---------    ---------    ---------
Increase in outstanding
  capital shares ........................       4,250        3,408       12,528
                                            =========    =========    =========
Value issued from sale
  of shares .............................   $  88,088    $  24,022    $ 122,003
Value issued from reinvest-
  ment of dividends and/or
  distributions .........................      28,771       10,944      120,522
Value redeemed ..........................     (78,056)     (19,592)     (84,946)
                                            ---------    ---------    ---------
Increase in
  outstanding capital ...................   $  38,803    $  15,374    $ 157,579
                                            =========    =========    =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                                               International    Limited-Term      Money Market
                                                   Portfolio       Portfolio         Portfolio
                                               -------------    ------------      ------------
Increase in Net Assets
  Operations:
    Net investment income .................        $     814         $   240         $   2,230
    Realized net gain (loss)
      on investments ......................           13,612               9                --
    Unrealized appreciation
      (depreciation) ......................           25,132              18                --
                                                   ---------         -------         ---------
      Net increase in net
        assets resulting from
        operations ........................           39,558             267             2,230
                                                   ---------         -------         ---------
  Dividends to shareholders (Note 1E):*
    From net investment income ............             (698)           (240)           (2,230)
    From realized gains on
      security transactions ...............          (13,728)             (9)               --
    In excess of realized
      capital gains .......................               --              --                --
                                                   ---------         -------         ---------
                                                     (14,426)           (249)           (2,230)
                                                   ---------         -------         ---------
  Capital share transactions** ............           29,198             249            10,723
                                                   ---------         -------         ---------
        Total increase ....................           54,330             267            10,723
Net Assets
  Beginning of period .....................          114,631           4,252            43,300
                                                   ---------         -------         ---------
  End of period ...........................        $ 168,961         $ 4,519         $  54,023
                                                   =========         =======         =========
    Undistributed net investment
      income ..............................              $--             $--               $--
                                                   =========         =======         =========
                           *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares ...............................            3,799             376           261,150
Shares issued from reinvest-
  ment of dividends and/or
  distributions ...........................            1,846              48             2,230
Shares redeemed ...........................           (1,987)           (379)         (252,657)
                                                   ---------         -------         ---------
Increase in
  outstanding capital
  shares ..................................            3,658              45            10,723
                                                   =========         =======         =========
Value issued from sale
  of shares ...............................        $  30,196         $ 2,035         $ 261,150
Value issued from reinvest-
  ment of dividends and/or
  distributions ...........................           14,426             249             2,230
Value redeemed ............................          (15,424)         (2,035)         (252,657)
                                                   ---------         -------         ---------
Increase in outstanding capital ...........        $  29,198         $   249         $  10,723
                                                   =========         =======         =========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

                                                    Science and
                                                     Technology       Small Cap
                                                      Portfolio       Portfolio
                                                      ---------       ---------
Increase in Net Assets
  Operations:
    Net investment income .......................      $     13       $   1,558
    Realized net gain (loss)
      on investments ............................           624          23,232
    Unrealized appreciation
      (depreciation) ............................         7,947          (8,246)
                                                       --------       ---------
      Net increase in net
        assets resulting from
        operations ..............................         8,584          16,544
                                                       --------       ---------
  Dividends to shareholders (Note 1E):*
    From net investment income ..................           (13)         (1,558)
    From realized gains on
      security transactions .....................          (624)        (23,232)
    In excess of realized
      capital gains .............................            --          (1,288)
                                                       --------       ---------
                                                           (637)        (26,078)
                                                       --------       ---------
  Capital share transactions** ..................        16,441          41,865
                                                       --------       ---------
        Total increase ..........................        24,388          32,331
Net Assets
  Beginning of period ...........................        10,207         148,238
                                                       --------       ---------
  End of period .................................      $ 34,595       $ 180,569
                                                       ========       =========
    Undistributed net investment
      income ....................................           $--             $--
                                                       ========       =========
                    *See "Financial Highlights" on pages - .
**Shares issued from sale
  of shares .....................................         2,835           3,803
Shares issued from reinvest-
  ment of dividends and/or
  distributions .................................            77           3,300
Shares redeemed .................................          (499)         (2,044)
                                                       --------       ---------
Increase in outstanding
   capital shares ...............................         2,413           5,059
                                                       ========       =========
Value issued from sale
  of shares .....................................      $ 19,146       $  33,860
Value issued from reinvest-
  ment of dividends and/or
  distributions .................................           637          26,079
Value redeemed ..................................        (3,342)        (18,074)
                                                       --------       ---------
Increase in outstanding capital .................      $ 16,441          41,865
                                                       ========       =========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE ASSET STRATEGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                 For the fiscal year                 For the
                                                  ended December 31,                 period
                                     -------------------------------------------      ended
                                       1999        1998        1997        1996     12/31/95*
                                     -------     -------     -------     -------    ---------
Net asset value,
  beginning of
  period .........................   $5.3868     $5.1969     $5.1343     $5.0137     $5.0000
                                     -------     -------     -------     -------     -------
Income from investment operations:
  Net investment
    income .......................    0.1138      0.1391      0.1915      0.1814      0.0717
  Net realized and
    unrealized gain
    on investments ...............    1.1232      0.3779      0.5277      0.1206      0.0193
                                     -------     -------     -------     -------     -------
Total from investment
  operations .....................    1.2370      0.5170      0.7192      0.3020      0.0910
                                     -------     -------     -------     -------     -------
Less distributions:
  From net investment
    income .......................   (0.1136)    (0.1391)    (0.1919)    (0.1814)    (0.0713)
  From capital gains .............   (0.2477)    (0.1880)    (0.4647)    (0.0000)    (0.0060)
                                     -------     -------     -------     -------     -------
Total distributions ..............   (0.3613)    (0.3271)    (0.6566)    (0.1814)    (0.0773)
                                     -------     -------     -------     -------     -------
Net asset value,
  end of period ..................   $6.2625     $5.3868     $5.1969     $5.1343     $5.0137
                                     =======     =======     =======     =======     =======
Total return .....................     22.96%       9.95%      14.01%       6.05%       1.80%
Net assets, end of
  period (in
  millions) ......................       $22         $14         $10          $8          $4
Ratio of expenses
  to average net
  assets .........................      0.73%       1.07%       0.93%       0.93%       0.91%
Ratio of net investment
  income to average
  net assets .....................      2.18%       2.97%       3.55%       3.92%       4.42%
Portfolio turnover
  rate ...........................    179.63%     189.02%     222.50%      49.92%     149.17%

*The Asset Strategy Portfolio's inception date is February 14, 1995; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BALANCED PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                             For the fiscal year ended December 31,
                                     -------------------------------------------------------
                                       1999        1998        1997        1996        1995
                                     -------     -------     -------     -------     -------
Net asset value,
  beginning of
  period .........................   $7.1081      6.7686     $6.1967     $5.9000     $4.9359
                                     -------     -------     -------     -------     -------
Income from investment operations:
  Net investment
    income .......................    0.1760      0.1865      0.1805      0.1594      0.1333
  Net realized and
    unrealized gain
    on investments ...............    0.5446      0.4003      0.9650      0.5003      1.0611
                                     -------     -------     -------     -------     -------
Total from investment
  operations .....................    0.7206      0.5868      1.1455      0.6597      1.1944
                                     -------     -------     -------     -------     -------
Less distributions:
  From net investment
    income .......................   (0.1759)    (0.1865)    (0.1805)    (0.1594)    (0.1333)
  From capital gains .............   (0.3408)    (0.0608)    (0.3931)    (0.2036)    (0.0970)
                                     -------     -------     -------     -------     -------
Total distributions ..............   (0.5167)    (0.2473)    (0.5736)    (0.3630)    (0.2303)
                                     -------     -------     -------     -------     -------
Net asset value,
  end of period ..................   $7.3120     $7.1081     $6.7686     $6.1967     $5.9000
                                     =======     =======     =======     =======     =======
Total return .....................     10.14%       8.67%      18.49%      11.19%      24.19%
Net assets, end of period
  (in millions) ..................      $117         $92         $68         $42         $24
Ratio of expenses
  to average net
  assets .........................      0.95%       0.74%       0.67%       0.70%       0.72%
Ratio of net investment
  income to average
  net assets .....................      2.56%       2.92%       3.06%       3.18%       3.22%
Portfolio turnover
  rate ...........................     62.90%      54.62%      55.66%      44.23%      62.87%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                          -------------------------------------------------------
                            1999        1998        1997        1996        1995
                          -------     -------     -------     -------     -------
Net asset value,
  beginning of
  period ..............   $5.4451     $5.3686     $5.2004     $5.3592     $4.7393
                          -------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income ............    0.3173      0.3180      0.3400      0.3407      0.3556
  Net realized and
    unrealized gain
    (loss) on
    investments .......   (0.3954)     0.0765      0.1682     (0.1588)     0.6202
                          -------     -------     -------     -------     -------
Total from investment
  operations ..........   (0.0781)     0.3945      0.5082      0.1819      0.9758
                          -------     -------     -------     -------     -------
Less distributions:
  From net investment
    income ............   (0.3173)    (0.3180)    (0.3400)    (0.3407)    (0.3559)
  From capital gains ..   (0.0000)    (0.0000)    (0.0000)    (0.0000)    (0.0000)
                          -------     -------     -------     -------     -------
Total distributions ...   (0.3173)    (0.3180)    (0.3400)    (0.3407)    (0.3559)
                          -------     -------     -------     -------     -------
Net asset value,
  end of period .......   $5.0497     $5.4451     $5.3686     $5.2004     $5.3592
                          =======     =======     =======     =======     =======
Total return ..........    -1.44%        7.35%       9.77%       3.43%      20.56%
Net assets, end of
  period (in
  millions) ...........      $111        $114         $99         $92         $89
Ratio of expenses
  to average net
  assets ..............      0.81%       0.67%       0.58%       0.59%       0.60%
Ratio of net investment
  income to average
  net assets ..........      5.73%       5.99%       6.35%       6.39%       6.73%
Portfolio turnover
  rate ................     47.27%      32.75%      36.81%      64.02%      71.17%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the fiscal year ended December 31,
                          --------------------------------------------------------
                            1999         1998        1997        1996        1995
                          --------     -------     -------     -------     -------
Net asset value,
  beginning of
  period ..............    $9.2989     $7.5679     $6.7967     $6.8260     $5.8986
                          --------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income ............     0.0056      0.0456      0.0574      0.0990      0.0903
  Net realized and
    unrealized gain
    on investments ....     3.1886      2.0215      1.4003      0.7478      2.1842
                          --------     -------     -------     -------     -------
Total from investment
  operations ..........     3.1942      2.0671      1.4577      0.8468      2.2745
                          --------     -------     -------     -------     -------
Less distributions:
  From net investment
    income ............    (0.0056)    (0.0456)    (0.0570)    (0.0990)    (0.0903)
  From capital gains ..    (1.6124)    (0.2905)    (0.6295)    (0.7771)    (1.2568)
                          --------     -------     -------     -------     -------
Total distributions ...    (1.6180)    (0.3361)    (0.6865)    (0.8761)    (1.3471)
                          --------     -------     -------     -------     -------
Net asset value,
  end of period .......   $10.8751     $9.2989     $7.5679     $6.7967     $6.8260
                          ========     =======     =======     =======     =======
Total return ..........      34.35%      27.31%      21.45%      12.40%      38.57%
Net assets, end of
  period (in
  millions) ...........     $1,163        $825        $639        $513        $419
Ratio of expenses
  to average net
  assets ..............       0.96%       0.80%       0.72%       0.73%       0.75%
Ratio of net investment
  income to average
  net assets ..........       0.06%       0.55%       0.75%       1.44%       1.35%
Portfolio turnover
  rate ................      65.82%      75.58%     162.41%     243.00%     245.80%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE HIGH INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                          -------------------------------------------------------
                            1999        1998        1997        1996        1995
                          -------     -------     -------     -------     -------
Net asset value,
  beginning of
  period ..............   $4.4143     $4.7402     $4.5750     $4.4448     $4.1118
                          -------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income ............    0.4313      0.4185      0.4098      0.4216      0.4165
  Net realized and
    unrealized gain
    (loss) on
    investments .......   (0.2452)    (0.3259)     0.2324      0.1302      0.3330
                          -------     -------     -------     -------     -------
Total from investment
  operations ..........    0.1861      0.0926      0.6422      0.5518      0.7495
                          -------     -------     -------     -------     -------
Less distributions:
  From net investment
    income ............   (0.4313)    (0.4185)    (0.4098)    (0.4216)    (0.4165)
  From capital gains ..   (0.0000)    (0.0000)    (0.0672)    (0.0000)    (0.0000)
                          -------     -------     -------     -------     -------
Total distributions ...   (0.4313)    (0.4185)    (0.4770)    (0.4216)    (0.4165)
                          -------     -------     -------     -------     -------
Net asset value,
  end of period .......   $4.1691     $4.4143     $4.7402     $4.5750     $4.4448
                          =======     =======     =======     =======     =======
Total return ..........      4.22%       1.95%      14.04%      12.46%      18.19%
Net assets, end of
  period (in
  millions) ...........      $121        $126        $120         $97         $87
Ratio of expenses
  to average net
  assets ..............      0.92%       0.77%       0.70%       0.71%       0.72%
Ratio of net investment
  income to average
  net assets ..........      9.17%       8.76%       8.79%       9.10%       9.25%
Portfolio turnover
  rate ................     87.84%      63.64%      65.28%      58.91%      41.78%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                     For the fiscal year ended December 31,
                          -----------------------------------------------------------
                            1999         1998         1997         1996         1995
                          --------     --------     --------     --------     -------
Net asset value,
  beginning of
  period ..............   $12.3351     $11.9615     $10.1373      $8.6756     $6.7689
                          --------     --------     --------     --------     -------
Income from investment
  operations:
  Net investment
    income ............     0.1571       0.1752       0.0916       0.0856      0.0839
  Net realized and
    unrealized gain
    on investments ....     1.3879       2.3532       2.5598       1.6280      2.0525
                          --------     --------     --------     --------     -------
Total from investment
  operations ..........     1.5450       2.5284       2.6514       1.7136      2.1364
                          --------     --------     --------     --------     -------
Less distributions:
  From net investment
    income ............    (0.1570)     (0.1752)     (0.0915)     (0.0856)    (0.0839)
  From capital gains ..    (0.7622)     (1.9796)     (0.7357)     (0.1663)    (0.1457)
  In excess of
    capital gains .....    (0.0000)     (0.0000)     (0.0000)     (0.0000)    (0.0001)
                          --------     --------     --------     --------     -------
Total distributions ...    (0.9192)     (2.1548)     (0.8272)     (0.2519)    (0.2297)
                          --------     --------     --------     --------     -------
Net asset value,
  end of period .......   $12.9609     $12.3351     $11.9615     $10.1373     $8.6756
                          ========     ========     ========     ========     =======
Total return ..........      12.52%       21.14%       26.16%       19.75%      31.56%
Net assets, end of
  period (in
  millions) ...........       $941         $811         $637         $462        $331
Ratio of expenses
  to average net
  assets ..............       0.96%        0.80%        0.72%        0.73%       0.77%
Ratio of net investment
  income to average
  net assets ..........       1.23%        1.35%        0.80%        0.97%       1.13%
Portfolio turnover
  rate ................      70.20%       62.84%       36.61%       22.95%      15.00%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INTERNATIONAL PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                              For the fiscal year ended December 31,
                                     --------------------------------------------------------
                                       1999         1998        1997        1996        1995
                                     --------     -------     -------     -------     -------
Net asset value,
  beginning of
  period .........................    $7.8176     $6.3842     $5.9990     $5.2790     $4.9926
                                     --------     -------     -------     -------     -------
Income from investment operations:
  Net investment
    income .......................     0.0032      0.0353      0.0485      0.0644      0.0846
  Net realized and
    unrealized gain
    on investments ...............     5.1235      2.1283      0.9534      0.7329      0.2790
                                     --------     -------     -------     -------     -------
Total from investment
  operations .....................     5.1267      2.1636      1.0019      0.7973      0.3636
                                     --------     -------     -------     -------     -------
Less distributions:
  From net investment
    income .......................    (0.0000)    (0.0353)    (0.0463)    (0.0644)    (0.0772)
  From capital gains .............    (1.0089)    (0.6949)    (0.5704)    (0.0129)    (0.0000)
                                     --------     -------     -------     -------     -------
Total distributions ..............    (1.0089)    (0.7302)    (0.6167)    (0.0773)    (0.0772)
                                     --------     -------     -------     -------     -------
Net asset value,
  end of period ..................   $11.9354     $7.8176     $6.3842     $5.9990     $5.2790
                                     ========     =======     =======     =======     =======
Total return .....................      65.58%      33.89%      16.70%      15.11%       7.28%
Net assets, end of
  period (in
  millions) ......................       $300        $169        $115         $80         $50
Ratio of expenses
  to average net
  assets .........................       1.21%       1.02%       0.98%       1.00%       1.02%
Ratio of net investment
  income to average
  net assets .....................       0.04%       0.47%       0.79%       1.42%       1.99%
Portfolio turnover
  rate ...........................     118.71%      88.84%     117.37%      75.01%      34.93%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE LIMITED-TERM BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                     For the fiscal year ended December 31,
                             -------------------------------------------------------
                               1999        1998        1997        1996        1995
                             -------     -------     -------     -------     -------
Net asset value,
  beginning of
  period .................   $5.2292     $5.1882     $5.1639     $5.2521     $4.8611
                             -------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income ...............    0.2799      0.2935      0.3086      0.2842      0.2841
  Net realized and
    unrealized gain (loss)
    on investments .......   (0.1887)     0.0522      0.0451     (0.0870)     0.4122
                             -------     -------     -------     -------     -------
Total from investment
  operations .............    0.0912      0.3457      0.3537      0.1972      0.6963
                             -------     -------     -------     -------     -------
Less distributions:
  From net investment
    income ...............   (0.2799)    (0.2935)    (0.3086)    (0.2842)    (0.2841)
  From capital gains .....   (0.0000)    (0.0112)    (0.0208)    (0.0012)    (0.0212)
                             -------     -------     -------     -------     -------
Total distributions ......   (0.2799)    (0.3047)    (0.3294)    (0.2854)    (0.3053)
                             -------     -------     -------     -------     -------
Net asset value,
  end of period ..........   $5.0405     $5.2292     $5.1882     $5.1639     $5.2521
                             =======     =======     =======     =======     =======
Total return .............      1.74%       6.66%       6.85%       3.79%      14.29%
Net assets, end of
  period (in
  millions) ..............        $6          $5          $4          $4          $3
Ratio of expenses to
  average net assets .....      0.64%       0.79%       0.73%       0.76%       0.71%
Ratio of net investment
  income to average
  net assets .............      5.63%       5.65%       5.93%       5.92%       6.22%
Portfolio turnover
  rate ...................     22.81%      47.11%      35.62%      15.81%      18.16%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE MONEY MARKET PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                          -------------------------------------------------------
                            1999        1998        1997        1996        1995
                          -------     -------     -------     -------     -------
Net asset value,
  beginning of
  period ..............   $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
                          -------     -------     -------     -------     -------
Net investment
  income ..............    0.0450      0.0492      0.0503      0.0486      0.0542
Less dividends
  declared ............   (0.0450)    (0.0492)    (0.0503)    (0.0486)    (0.0542)
                          -------     -------     -------     -------     -------
Net asset value,
  end of period .......   $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
                          =======     =======     =======     =======     =======
Total return ..........      4.62%       5.04%       5.13%       5.01%       5.56%
Net assets, end of
  period (in
  millions) ...........       $64         $54         $43         $37         $37
Ratio of expenses
  to average net
  assets ..............      0.77%       0.68%       0.58%       0.61%       0.62%
Ratio of net investment
  income to average
  net assets ..........      4.51%       4.90%       5.04%       4.87%       5.42%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SCIENCE AND TECHNOLOGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                 For the fiscal
                                                    year ended         For the
                                                   December 31,         period
                                              --------------------       ended
                                                1999         1998    12/31/97*
                                              --------     -------   ---------
Net asset value,
  beginning of
  period ..................................    $8.2750     $5.7726     $5.0000
                                              --------     -------     -------
Income from investment operations:
  Net investment
    income (loss) .........................    (0.0309)     0.0032      0.0146
  Net realized and
    unrealized gain
    on investments ........................    14.4840      2.6551      0.7971
                                              --------     -------     -------
Total from investment
  operations ..............................    14.4531      2.6583      0.8117
                                              --------     -------     -------
Less distributions:
  From net investment
    income ................................    (0.0000)    (0.0032)    (0.0146)
  From capital gains ......................    (0.3194)    (0.1527)    (0.0245)
                                              --------     -------     -------
Total distributions .......................    (0.3194)    (0.1559)    (0.0391)
                                              --------     -------     -------
Net asset value,
  end of period ...........................   $22.4087     $8.2750     $5.7726
                                              ========     =======     =======
Total return ..............................     174.66%      46.05%      16.24%
Net assets, end of
  period (in
  millions) ...............................       $253         $35         $10
Ratio of expenses
  to average net
  assets ..................................       1.10%       0.92%       0.94%
Ratio of net investment
  income (loss) to average
  net assets ..............................      -0.38%       0.07%       0.64%
Portfolio turnover
  rate ....................................      47.36%      64.72%      15.63%

*The Science and Technology Portfolio's inception date is March 13, 1997;
 however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SMALL CAP PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                      For the fiscal year ended December 31,
                             --------------------------------------------------------
                               1999         1998        1997        1996        1995
                             --------     -------     -------     -------     -------
Net asset value, beginning
  of period ..............    $7.9019     $8.3316     $8.0176     $7.6932     $5.9918
                             --------     -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income ...............     0.0423      0.0798      0.0279      0.0170      0.0900
  Net realized and
    unrealized gain
    on investments .......     4.0847      0.8255      2.5004      0.6367      1.8470
                             --------     -------     -------     -------     -------
Total from investment
  operations .............     4.1270      0.9053      2.5283      0.6537      1.9370
                             --------     -------     -------     -------     -------
Less distributions:
  From net investment
    income ...............    (0.0421)    (0.0798)    (0.0282)    (0.0170)    (0.0900)
  From capital gains .....    (0.3738)    (1.2027)    (2.1861)    (0.3123)    (0.1456)
  In excess of realized
    capital gains ........    (0.0000)    (0.0525)    (0.0000)    (0.0000)    (0.0000)
                             --------     -------     -------     -------     -------
Total distributions ......    (0.4159)    (1.3350)    (2.2143)    (0.3293)    (0.2356)
                             --------     -------     -------     -------     -------
Net asset value,
  end of period ..........   $11.6130     $7.9019     $8.3316     $8.0176     $7.6932
                             ========     =======     =======     =======     =======
Total return .............      52.23%      10.87%      31.53%       8.50%      32.32%
Net assets, end of period
  (in millions) ..........       $318        $181        $148         $97         $56
Ratio of expenses
  to average net
  assets .................       1.12%       0.97%       0.90%       0.91%       0.96%
Ratio of net investment
  income to average
  net assets .............       0.53%       0.94%       0.32%       0.25%       1.77%
Portfolio turnover
  rate ...................     130.99%     177.32%     211.46%     133.77%      43.27%

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- Significant Accounting Policies

      Target/United Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the eleven classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Growth Portfolio, the High Income Portfolio, the Income Portfolio, the International Portfolio, the Limited-Term Bond Portfolio, the Money Market Portfolio, the Science and Technology Portfolio and the Small Cap Portfolio. The assets belonging to each Portfolio are held separately by the Custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income (loss), and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. For International Portfolio, dividend income is net of foreign withholding taxes of $85,487. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See
      Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1999, International Growth Portfolio and Science and Technology Portfolio reclassified $212,039 and 348,762, respectively, between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by these changes.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

      The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                    Annual
      Fund                          Net Asset Breakpoints                 Rate
      --------------------------------------------------------------------------
      Asset Strategy Portfolio      Up to $1 Billion                      .700%
                                    Over $1 Billion up to $2 Billion      .650%
                                    Over $2 Billion up to $3 Billion      .600%
                                    Over $3 Billion                       .550%

      Balanced Portfolio            Up to $1 Billion                      .700%
                                    Over $1 Billion up to $2 Billion      .650%
                                    Over $2 Billion up to $3 Billion      .600%
                                    Over $3 Billion                       .550%

      Bond Portfolio                Up to $500 Million                    .525%
                                    Over $500 Million up to $1 Billion    .500%

                                    Over $1 Billion up to $1.5 Billion    .450%
                                    Over $1.5 Billion                     .400%

      Growth Portfolio              Up to $1 Billion                      .700%
                                    Over $1 Billion up to $2 Billion      .650%
                                    Over $2 Billion up to $3 Billion      .600%
                                    Over $3 Billion                       .550%

      High Income Portfolio         Up to $500 Million                    .625%
                                    Over $500 Million up to $1 Billion    .600%
                                    Over $1 Billion up to $1.5 Billion    .550%
                                    Over $1.5 Billion                     .500%

      Income Portfolio              Up to $1 Billion                      .700%
                                    Over $1 Billion up to $2 Billion      .650%
                                    Over $2 Billion up to $3 Billion      .600%
                                    Over $3 Billion                       .550%

      International Portfolio       Up to $1 Billion                      .850%
                                    Over $1 Billion up to $2 Billion      .830%
                                    Over $2 Billion up to $3 Billion      .800%
                                    Over $3 Billion                       .760%

      Limited-Term Bond             Up to $500 Million                    .500%
          Portfolio                 Over $500 Million up to $1 Billion    .450%
                                    Over $1 Billion up to $1.5 Billion    .400%
                                    Over $1.5 Billion                     .350%

      Money Market Portfolio        All Net Assets                        .400%

      Science and Technology        Up to $1 Billion                      .850%
          Portfolio                 Over $1 Billion up to $2 Billion      .830%
                                    Over $2 Billion up to $3 Billion      .800%
                                    Over $3 Billion                       .760%

      Small Cap Portfolio           Up to $1 Billion                      .850%
                                    Over $1 Billion up to $2 Billion      .830%
                                    Over $2 Billion up to $3 Billion      .800%
                                    Over $3 Billion                       .760%

      However, Waddell & Reed Investment Company ("WRIMCO"), the Fund's investment manager, has agreed to waive a Portfolio's management fee on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver.

      Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Asset Strategy Portfolio - .30% of net assets; Balanced Portfolio - .10% of net assets; Bond Portfolio - .03% of net assets; Growth Portfolio - .20% of net assets; High Income Portfolio - .15% of net assets; Income Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Limited-Term Bond Portfolio - .05% of net assets; Money Market Portfolio - none; Science and Technology Portfolio - .20% of net assets; Small Cap Portfolio - .35% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

      Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), WRIMCO, a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

      The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                                 Accounting Services Fee
                    Average
                 Net Asset Level                            Annual Fee
            (all dollars in millions)               Rate for Each Portfolio
            --------------------------              -----------------------
            From $    0  to $   10                           $      0
            From $   10  to $   25                           $ 10,000
            From $   25  to $   50                           $ 20,000
            From $   50  to $  100                           $ 30,000
            From $  100  to $  200                           $ 40,000
            From $  200  to $  350                           $ 50,000
            From $  350  to $  550                           $ 60,000
            From $  550  to $  750                           $ 70,000
            From $  750  to $1,000                           $ 85,000
                 $1,000 and Over                             $100,000

      The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay monthly a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

      The Fund paid Directors' fees of $89,385, which are included in other expenses.

      W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

      Investment securities transactions for the fiscal year ended December 31, 1999 are summarized as follows:

                                     Asset Strategy         Balanced            Bond
                                          Portfolio        Portfolio       Portfolio
                                     --------------     ------------    ------------
Purchases of investment
  securities, excluding short-
  term and U.S. Government
  obligations                           $25,806,243     $ 66,463,487    $ 20,807,660
Purchases of U.S. Government
  obligations                             6,013,906        4,129,375      37,428,183
Purchases of short-term
  securities                             27,207,584      413,844,337     254,402,854
Proceeds from maturities
  and sales of investment
  securities, excluding
  short-term and U.S.
  Government obligations                 16,555,287       51,079,103      22,622,336
Proceeds from maturities
  and sales of U.S.
  Government obligations                 11,774,115        3,570,109      28,085,525
Proceeds from maturities
  and sales of short-term
  securities                             26,661,712      411,993,689     257,435,324

                                                                                High
                                             Growth           Income          Income
                                          Portfolio        Portfolio       Portfolio
                                      -------------     ------------   -------------
Purchases of investment
  securities, excluding short-
  term and U.S. Government
  obligations                          $687,993,523     $103,540,844    $439,652,972
Purchases of U.S. Government
  obligations                                    --               --     129,121,067
Purchases of short-term
  securities                          1,877,295,055      215,465,170   2,527,272,290
Proceeds from maturities
  and sales of investment
  securities, excluding
  short-term and U.S.
  Government obligations                572,175,503      102,128,778     290,475,382
Proceeds from maturities
  and sales of U.S.
  Government obligations                         --               --     246,548,458
Proceeds from maturities
  and sales of short-term
  securities                          1,944,071,948      219,070,921   2,526,722,461

                                                            Limited-     Science and
                                      International        Term Bond      Technology
                                          Portfolio        Portfolio       Portfolio
                                      -------------       ----------    ------------
Purchases of investment
  securities, excluding short-
  term and U.S. Government
  obligations                          $233,850,471       $2,087,187    $106,163,538
Purchases of U.S. Government
  obligations                                    --          800,874              --
Purchases of short-term
  securities                            518,597,127        4,516,168     327,820,146
Proceeds from maturities
  and sales of investment
  securities, excluding
  short-term and U.S.
  Government obligations                213,016,412          892,308      39,378,062
Proceeds from maturities
  and sales of U.S.
  Government obligations                  6,281,727          308,213              --
Proceeds from maturities
  and sales of short-term
  securities                            522,177,072        4,444,822     309,135,000

                                          Small Cap
                                          Portfolio
                                     --------------
Purchases of investment
  securities, excluding short-
  term and U.S. Government
  obligations                        $  229,791,759
Purchases of U.S. Government
  obligations                                    --
Purchases of short-term
  securities                          1,538,285,019
Proceeds from maturities
  and sales of investment
  securities, excluding
  short-term and U.S.
  Government obligations                197,519,284
Proceeds from maturities
  and sales of U.S.
  Government obligations                         --
Proceeds from maturities
  and sales of short-term
  securities                          1,542,683,333

      For Federal income tax purposes, cost of investments owned at December 31, 1999, and the related unrealized appreciation (depreciation) were as follows:

                                                                          Aggregate
                                                                       Appreciation
                                    Cost  Appreciation  Depreciation  (Depreciation)
                            ------------  ------------  ------------  -------------
Asset Strategy Portfolio    $ 18,499,341  $  3,859,054  $   (789,730)  $  3,069,324
Balanced Portfolio           103,836,767    16,746,814    (3,422,252)    13,324,562
Bond Portfolio               112,859,698       424,408    (4,218,214)    (3,793,806)
Growth Portfolio             791,987,587   395,272,754   (18,492,460)   376,780,294
High Income Portfolio        119,674,781     5,928,487    (6,692,831)      (764,344)
Income Portfolio             654,698,479   312,446,884   (28,801,645)   283,645,239
International Portfolio      166,689,421   136,627,016    (3,622,410)   133,004,606
Limited-Term Bond Portfolio    6,105,767         2,431      (158,192)      (155,761)
Money Market Portfolio        65,197,226            --            --             --
Science and Technology
  Portfolio                  116,087,893   138,792,748    (2,743,053)   136,049,695
Small Cap Portfolio          222,909,794   108,421,681   (11,372,474)    97,049,207

NOTE 4 -- Federal Income Tax Matters

      The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Balanced, Growth and Income Portfolios realized capital gain net income of $5,259,986, $150,137,791 and $51,642,656, respectively, during the year ended December 31, 1999. For Federal income tax purposes, Asset Strategy, International and Science and Technology Portfolios realized capital gain net income of $854,740, $23,584,801, and $3,955,213, respectively, during the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). For Federal income tax purposes, Small Cap Portfolio realized capital gain net income of $9,864,410 during the year ended December 31, 1999, which included the effect of certain losses recognized from the prior year (see discussion below). For Federal income tax purposes, Bond Portfolio realized capital gains of $51,938 during the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). This capital gain net income was entirely offset by capital loss carryovers. Remaining capital loss carryovers of Bond Portfolio aggregated $1,354,032 as of December 31, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $1,337,336 by December 31, 2002 and $16,696 by December 31, 2004. For Federal income tax purposes, High Income Portfolio realized capital losses of $6,542,253 for the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $6,607,695 at December 31, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $65,442 by December 31, 2006 and $6,542,253 by December 31, 2007. For Federal income tax purposes, Limited-Term Bond Portfolio realized capital losses of $649 for the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire at December 31, 2007. A portion of capital gain net income on Balanced, Growth, Income, Asset Strategy, International and Science and Technology Portfolios was paid to shareholders during the year ended December 31, 1999. Remaining capital gain net income will be distributed to each Portfolio's shareholders. The capital gain net income on Small Cap Portfolio was paid to shareholders during the year ended December 31, 1999.

      Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through December 31, 1999, Asset Strategy, International, Science and Technology, Bond, High Income and Limited-Term Bond Portfolios incurred net capital losses of $19,493, $196,730, $62,851, $137,277, $1,703,678 and $5,884, respectively, which have been deferred to the fiscal year ending December 31, 2000. In addition, during the year ended December 31, 1999, Small Cap, High Income and Limited-Term Bond Portfolios recognized post-October losses of $1,287,773, $273,055 and $211, respectively, that had been deferred from the year ended December 31, 1998.

Note 5 -- Securities Loaned

      On December 31, 1999, there were no securities outstanding on loan. If securities were on loan, however, the aggregate amount of such loans must be secured by 100% of the market value of the securities loaned. The Portfolio derives income from its securities lending activities. These agreements may be terminated by the borrower or the Portfolio upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Portfolio has the right to use the collateral to purchase similar or other securities. During the period ended December 31, 1999, the Income Portfolio derived approximately $94,702 of income, net of related expenses, from its securities lending activities.

Note 6 -- Change in Par Value of Common Stock

      At a special meeting of shareholders of the fund held on June 22, 1999, the Articles of Incorporation of the Fund were amended to change the par value of the Fund's common stock from $0.01 to $0.001. This change became effective June 30, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Target/United Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, and Small Cap Portfolio, (collectively the "Portfolios") comprising Target/United Funds, Inc. as of December 31, 1999, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of Target/United Funds, Inc. as of December 31, 1999, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23. Exhibits:

      (a) Articles of Incorporation, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

            Articles Supplementary filed July 1, 1998 as EX-99.B1-tkartsup to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

            Articles Supplementary attached hereto as EX-99.B(a)tgtsupp

      (b) Bylaws filed April 29, 1996 as EX-99.B2-tmkbylaw to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

            Amendment to Bylaws filed by EDGAR on March 1, 1999 as EX-99.B(b)-bylaw2 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

      (c)   Not applicable

      (d) Investment Management Agreement with fee schedule amended to reflect the addition of Science and Technology Portfolio filed October 31, 1996 as EX-99.B5-tmkima to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

            Assignment of Investment Management Agreement filed April 1, 1997 as EX-99.B5-tkassign to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A*

            Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, attached hereto as EX-99.B(d)tgtimafee

      (e) Form of Distribution Contract reflecting addition of Asset Strategy Portfolio filed February 15, 1995 as EX-99.B6-tmkdisco to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

            Form of Distribution Contract reflecting addition of Science and Technology Portfolio filed October 31, 1996 as EX-99.B6-variable to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

            Agreement Amending Distribution Contract reflecting termination of the agreement as of December 31, 1998 filed April 29, 1998 as EX-99.B6-tmkterm1 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

            Agreement Amending Distribution Contract to rescind the provision to terminate the agreement filed by EDGAR on March 1, 1999 as EX-99.B(e)amnddist to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

            Principal Underwriting Agreement between Waddell & Reed, Inc. and United Investors Life Insurance Company filed October 3, 1995 as EX-99.B6-tmkpua to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

            Agreement Amending Principal Underwriting Agreement reflecting termination of the agreement as of December 31, 1998 filed April 29, 1998 as EX-99.B6-tmkterm2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

            Agreement Amending Principal Underwriting Agreement to rescind the provision to terminate the agreement filed by EDGAR on March 1, 1999 as EX-99.B(e)amendpua to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

            Letter Amending Principal Underwriting Agreement attached hereto as EX-99.B(e)amendpua

      (f)   Not applicable

      (g) Custodian Agreement, as amended, filed by EDGAR on March 1, 1999 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

            Custodian Agreement, as amended, attached hereto as EX-99.B(g)tgtca. The Custodian Agreement for Target/United Funds, Inc. Asset Strategy Portfolio is attached and being filed as a representative copy. The Custodian Agreements for all eleven portfolios of Target/United Funds, Inc. are identical with the exception of their respective effective dates.

      (h) Accounting Services Agreement filed October 3, 1995 as EX-99.B9-tmkasa to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

      (i) Opinion and Consent of Counsel attached hereto as EX-99.B(i)tgtlegopn

      (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)tgtconst

      (k)   Not applicable

      (l) Agreement between United Investors Life Insurance Company and Income Portfolio filed April 21, 1992 as Exhibit No. 13 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

            Agreement between United Investors Life Insurance Company and International Portfolio, Small Cap Portfolio, Balanced Portfolio and Limited-Term Bond Portfolio filed February 15, 1995 as
            EX-

            99.B13-tmkuil to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

            Agreement between United Investors Life Insurance Company and Asset Strategy Portfolio filed October 3, 1995 as EX-99.B13-tmkuilasp to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

            Agreement between United Investors Life Insurance Company and Science and Technology Portfolio filed October 31, 1996 as EX-B.13-tmkuilst to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

      (m) Service Plan filed by EDGAR as EX-99.B(m)-tmksp to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

      (n)   Not applicable

      (o)   Not applicable

      (p)   Code of Ethics attached hereto as EX-99.B(p)tgtcode

24.   Persons Controlled by or under common control with Registrant

      None

25.   Indemnification

      Reference is made to Section 7 of Article SEVENTH of the Articles of Incorporation of Registrant, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*, and to Paragraph 7 of the Distribution Agreement between United Investors Life Insurance Company and the Registrant, filed October 31, 1996 as EX-99.B6-tmkdisco to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*, each of which provides for indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

      Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4,
      1980) and successor releases.

      Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.   Business and Other Connections of Investment Manager

      Waddell & Reed Investment Management Company ("WRIMCO")is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to WRIMCO on January 8, 1992. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

      Each director and executive officer of WRIMCO or its predecessors, has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of such officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

      As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.   Principal Underwriter and Distributor

      (a) Waddell & Reed, Inc. is the Principal Underwriter and Distributor of the Registrant's shares. It is the principal underwriter to the following investment companies:

            United Funds, Inc.
            United International Growth Fund, Inc.
            United Continental Income Fund, Inc.
            United Vanguard Fund, Inc.
            United Retirement Shares, Inc.
            United Municipal Bond Fund, Inc.
            United High Income Fund, Inc.
            United Cash Management, Inc.
            United Government Securities Fund, Inc.
            United New Concepts Fund, Inc.
            United Municipal High Income Fund, Inc.
            United High Income Fund II, Inc.
            United Asset Strategy Fund, Inc.
            Waddell & Reed Funds, Inc.
            United Small Cap Fund, Inc.

            United Tax-Managed Equity Fund, Inc.


      (b) The information contained in the underwriter's application on Form BD, as filed on April 24, 2000 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.


      (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.   Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Ms. Kristen A. Richards and Mr. Robert L. Hechler, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.   Management Services

      There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 23(h) and 23(m) hereof.

30.   Undertakings

      Not applicable

---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  February 9, 2000                         /s/ Robert L. Hechler
                                                ----------------------------
                                                Robert L. Hechler, President


/s/ Keith A. Tucker          Chairman of the Board             February 9, 2000
-------------------                                            ----------------
Keith A. Tucker


/s/ Robert L. Hechler        President, Principal              February 9, 2000
--------------------         Financial Officer and             ----------------
Robert L. Hechler            Director

/s/ Henry J. Herrmann        Vice President and                February 9, 2000
-----------------------                                        ----------------
Henry J. Herrmann


/s/ Theodore W. Howard       Vice President, Treasurer         February 9, 2000
-----------------------                                        ----------------
Theodore W. Howard           Officer


/s/ James M. Concannon       Director                          February 9, 2000
-----------------------                                        ----------------
James M. Concannon


/s/ John A. Dillingham       Director                          February 9, 2000
-----------------------                                        ----------------
John A. Dillingham


/s/ David P. Gardner         Director                          February 9, 2000
-----------------------                                        ----------------
David P. Gardner


/s/ Linda K. Graves          Director                          February 9, 2000
-----------------------                                        ----------------
Linda K. Graves


/s/ Joseph Harroz, Jr.       Director                          February 9, 2000
-----------------------                                        ----------------
Joseph Harroz, Jr.


/s/ John F. Hayes            Director                          February 9, 2000
-----------------------                                        ----------------
John F. Hayes


/s/ Glendon E. Johnson       Director                          February 9, 2000
-----------------------                                        ----------------
Glendon E. Johnson


/s/ William T. Morgan        Director                          February 9, 2000
-----------------------                                        ----------------
William T. Morgan

/s/ Ronald C. Reimer         Director                          February 9, 2000
-----------------------                                        ----------------
Ronald C. Reimer


/s/ Frank J. Ross, Jr.       Director                          February 9, 2000
-----------------------                                        ----------------
Frank J. Ross, Jr.


/s/ Eleanor B. Schwartz      Director                          February 9, 2000
-----------------------                                        ----------------
Eleanor B. Schwartz


/s/ Frederick Vogel III      Director                          February 9, 2000
-----------------------                                        ----------------
Frederick Vogel III


Attest:

/s/ Kristen A. Richards
--------------------------------
Kristen A. Richards
Vice President and Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 27th day of April, 2000.

                                TARGET/UNITED FUNDS, INC.

                                       (Registrant)

                                By /s/ Robert L. Hechler*
                                   ------------------------
                                   Robert L. Hechler, President

      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

      Signatures              Title
      ----------              -----


/s/ Keith A. Tucker*          Chairman of the Board               April 27, 2000
----------------------                                            --------------
Keith A. Tucker


/s/ Robert L. Hechler*        President, Principal                April 27, 2000
----------------------        Financial Officer and               --------------
Robert L. Hechler             Director


/s/ Henry J. Herrmann*        Vice President and                  April 27, 2000
----------------------        Director                            --------------
Henry J. Herrmann


/s/ Theodore W. Howard*       Vice President, Treasurer           April 27, 2000
----------------------        and Principal Accounting            --------------
Theodore W. Howard            Officer


/s/ James M. Concannon*       Director                            April 27, 2000
-----------------------                                           --------------
James M. Concannon


/s/ John A. Dillingham*       Director                            April 27, 2000
-----------------------                                           --------------
John A. Dillingham

/s/ David P. Gardner*         Director                            April 27, 2000
-----------------------                                           --------------
David P. Gardner


/s/ Linda K. Graves*          Director                            April 27, 2000
-----------------------                                           --------------
Linda K. Graves


/s/ Joseph Harroz, Jr.*       Director                            April 27, 2000
-----------------------                                           --------------
Joseph Harroz, Jr.


/s/ John F. Hayes*            Director                            April 27, 2000
-----------------------                                           --------------
John F. Hayes


/s/ Glendon E. Johnson*       Director                            April 27, 2000
-----------------------                                           --------------
Glendon E. Johnson


/s/ William T. Morgan*        Director                            April 27, 2000
-----------------------                                           --------------
William T. Morgan


/s/ Ronald C. Reimer*         Director                            April 27, 2000
-----------------------                                           --------------
Ronald C. Reimer


/s/ Frank J. Ross, Jr.*       Director                            April 27, 2000
-----------------------                                           --------------
Frank J. Ross, Jr.


/s/ Eleanor B Schwartz*       Director                            April 27, 2000
-----------------------                                           --------------
Eleanor B. Schwartz


/s/ Frederick Vogel III*      Director                            April 27, 2000
-----------------------                                           --------------
Frederick Vogel III

*By
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
   Daniel C. Schulte
   Assistant Secretary

                                                               EX-99.B(a)tgtsupp

                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            TARGET/UNITED FUNDS, INC.

      TARGET/UNITED FUNDS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter referred to as the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation, at a meeting held on February 9, 2000, adopted resolutions authorizing the reallocation of shares of the capital stock of the Corporation.

      SECOND: That there are no changes in the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Corporation's capital stock, as set forth in the Corporation's Articles of Incorporation.

      THIRD: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors has heretofore duly designated, in accordance with Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at One Billion (1,000,000,000) shares of capital stock, (par value $0.001 per share), amounting in the aggregate to a par value of One Million Dollars ($1,000,000.00). Such shares have heretofore been classified by the Board of Directors among the series of the Corporation as follows:

            50,000,000 shares       Asset Strategy Portfolio
            50,000,000 shares       Balanced Portfolio
            100,000,000 shares      Bond Portfolio
            150,000,000 shares      Growth Portfolio
            100,000,000 shares      High Income Portfolio
            100,000,000 shares      Income Portfolio
            100,000,000 shares      International Portfolio
            50,000,000 shares       Limited-Term Bond Portfolio
            100,000,000 shares      Money Market Portfolio
            100,000,000 shares      Science and Technology Portfolio
            100,000,000 shares      Small Cap Portfolio

      The aggregate number of shares of stock of the Corporation remains at One Billion (1,000,000,000) shares of capital stock, the par value remains $0.001 per share, and the aggregate value of all authorized stock remains One Million Dollars ($1,000,000.00).

      FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors, in accordance with Maryland General Corporation Law, now duly redesignates and reclassifies the capital stock of the Corporation among the series of the Corporation as follows:

              30,000,000 shares     Asset Strategy Portfolio
              40,000,000 shares     Balanced Portfolio
             100,000,000 shares     Bond Portfolio
             200,000,000 shares     Growth Portfolio
             100,000,000 shares     High Income Portfolio
             150,000,000 shares     Income Portfolio
              80,000,000 shares     International Portfolio
              30,000,000 shares     Limited-Term Bond Portfolio
             120,000,000 shares     Money Market Portfolio
              70,000,000 shares     Science and Technology Portfolio
              80,000,000 shares     Small Cap Portfolio

      FIFTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

      IN WITNESS WHEREOF, the undersigned Vice President of the Corporation hereby executes these Articles Supplementary on behalf of the Corporation this 18th day of February, 2000.

                              TARGET/UNITED FUNDS, INC.


                              By: /s/ Kristen A. Richards
                                  -----------------------------------
                                  Kristen A. Richards, Vice President


ATTEST:


/s/ Daniel C. Schulte
--------------------------------------
Daniel C. Schulte, Assistant Secretary

      The undersigned, Vice President of Target/United Funds, Inc. who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                              TARGET/UNITED FUNDS, INC.


                              By: /s/ Kristen A. Richards
                                  -----------------------------------
                                  Kristen A. Richards, Vice President

                                                             EX-99.B(d)tgtimafee

                  EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

                            TARGET/UNITED FUNDS, INC.

                                  FEE SCHEDULE

A cash fee computed each day on net asset value for each Portfolio at the annual rates listed below*:

Asset Strategy Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.70%

Over $1 billion and up to $2 billion      0.65%

Over $2 billion and up to $3 billion      0.60%

Over $3 billion                           0.55%


Balanced Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.70%

Over $1 billion and up to $2 billion      0.65%

Over $2 billion and up to $3 billion      0.60%

Over $3 billion                           0.55%


Bond Portfolio

Net Assets                                Fee
----------                                ---

Up to $500 million                        0.525%

Over $500 million and up to $1 billion    0.50%

Over $1 billion and up to $1.5 billion    0.45%

Over $1.5 billion                         0.40%

Growth Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.70%

Over $1 billion and up to $2 billion      0.65%

Over $2 billion and up to $3 billion      0.60%

Over $3 billion                           0.55%


High Income Portfolio

Net Assets                                Fee
----------                                ---

Up to $500 million                        0.625%

Over $500 million and up to $1 billion    0.60%

Over $1 billion and up to $1.5 billion    0.55%

Over $1.5 billion                         0.50%


Income Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.70%

Over $1 billion and up to $2 billion      0.65%

Over $2 billion and up to $3 billion      0.60%

Over $3 billion                           0.55%

International Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.85%

Over $1 billion and up to $2 billion      0.83%

Over $2 billion and up to $3 billion      0.80%

Over $3 billion                           0.76%

Limited-Term Bond Portfolio

Net Assets                                Fee
----------                                ---

Up to $500 million                        0.50%

Over $500 million and up to $1 billion    0.45%

Over $1 billion and up to $1.5 billion    0.40%

Over $1.5 billion                         0.35%


Money Market Portfolio

A cash fee computed each day on net asset values for the Portfolio at the annual rate of 0.40% of net assets.

Science & Technology Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.85%

Over $1 billion and up to $2 billion      0.83%

Over $2 billion and up to $3 billion      O.80%

Over $3 billion                           0.76%

Small Cap Portfolio

Net Assets                                Fee
----------                                ---

Up to $1 billion                          0.85%

Over $1 billion and up to $2 billion      0.83%

Over $2 billion and up to $3 billion      0.80%

Over $3 billion                           0.76%

* If a Portfolio's net assets are less than $25 million, Waddell & Reed Investment Management Company has agreed to voluntarily waive the management fee, subject to its right to change or modify this waiver.

As Amended and Effective June 30, 1999.

                                                              EX-99.B(e)amendpua

July 8, 1999

Mr. Robert L. Hechler
President
Waddell & Reed, Inc.
6300 Lamar
Shawnee Mission, KS 66202

Dear Bob:

As you requested, this letter will set forth some details of the agreement that we reached over the telephone on Wednesday, July 7.

Compensation payable to Waddell & Reed beginning 1/1/2000

For variable annuity contracts issued beginning 1/1/2000:
     7.75% of premiums received, plus
     .25% annually of variable assets, paid monthly beginning the first month

For the in force block of variable annuity business (i.e., issues of 1999 and earlier):
     .20% annually of variable assets, paid monthly

Certain variable annuity product features

In addition to product features previously proposed, we agree to the following:

      o     1.25% mortality & expense charge
      o     .15% admin. charge
      o 7 year surrender charge period, with surrender charge pattern of 7%, 6, 5, 4, 3, 2, 1, 0%
      o     $25 contract maintenance fee, waived for accounts >$25,000

By agreeing to the foregoing arrangements, we acknowledge that Waddell & Reed has withdrawn its consideration of possible relationships on attractive terms with other third party insurance companies in order to establish a long-term relationship with us. In doing so, Waddell & Reed has relied on our representations with respect to our commitment to provide, jointly with Waddell & Reed, a first-class, competitive product that is fully supported and serviced by sufficient resources, including personnel, systems and technology. We acknowledge that Waddell & Reed will commit substantial resources to market and provide a first-class, competitive product to its customers, and we agree that we will work cooperatively with Waddell & Reed towards this end. Among other things, we will cooperate with Waddell & Reed and commit the reasonable resources necessary (a) to design, create, implement and introduce products and product features that will be first-class and competitive and (b) to enhance and improve such products and product features as the market for insurance products and variable insurance products evolves. In addition, we acknowledge that the breadth and quality of client service is an integral component of providing a first-class, competitive product. Accordingly, we also agree to commit the reasonable resources necessary, including, but not limited to, personnel, systems and technology, to develop and/or acquire and implement the services necessary to support and service clients who purchase the products jointly offered by Waddell & Reed and us, and to enhance and improve such services in order to remain fully competitive.

Bob, I believe this fully describes the items that we discussed regarding compensation and product features. If you are in agreement with the foregoing terms and conditions, please sign this letter below and return a copy to me as soon as possible.

Sincerely,

/s/ Tony McWhorter
--------------------
Anthony L. McWhorter


Accepted and agreed to this 12th day of July, 1999.

Waddell & Reed, Inc.

By:  /s/ Robert L. Hechler
Its: President

                                                                 EX-99.B(g)tgtca

                               CUSTODIAN AGREEMENT

                            Dated as of April 4, 1997

                     Amended and Restated as of May 13, 1998

                                     Between

                                 UMB BANK, n.a.

                                       and

               TARGET/UNITED FUNDS, INC. ASSET STRATEGY PORTFOLIO

                                Table of Contents

ARTICLE

I.    Appointment of Custodian

II.   Powers and Duties of Custodian

      2.01  Safekeeping
      2.02  Manner of Holding Securities
      2.03  Purchase of Assets
      2.04  Exchanges of Securities
      2.05  Sales of Securities
      2.06  Depositary Receipts
      2.07  Exercise of Rights, Tender Offers, Etc.
      2.08  Stock Dividends, Rights, Etc.
      2.09  Options
      2.10  Futures Contracts
      2.11  Borrowing
      2.12  Interest Bearing Deposits
      2.13  Foreign Exchange Transactions
      2.14  Securities Loans
      2.15  Collections
      2.16  Dividends, Distributions and Redemptions
      2.17  Proceeds from Shares Sold
      2.18  Proxies, Notices, Etc.
      2.19  Bills and Other Disbursements
      2.20  Nondiscretionary Functions
      2.21  Bank Accounts
      2.22  Deposit of Fund Assets in Securities System
      2.23  Other Transfers
      2.24  Establishment of Segregated Account
      2.25  Custodian's Books and Records
      2.26  Opinion of Fund's Independent
            Certified Public Accountants
      2.27  Reports by Independent Certified Public
            Accountants
      2.28  Overdraft Facility

III.  Proper Instructions, Special Instructions and Related Matters
      3.01  Proper Instruction and Special Instructions
      3.02  Authorized Persons
      3.03  Persons Having Access to Assets of the Portfolios
      3.04  Actions of Custodian Based on Proper
            Instructions and Special Instructions

IV.   Subcustodians

      4.01  Domestic Subcustodians
      4.02  Foreign Sub-Subcustodians and
            Interim Sub-Subcustodians
      4.03  Special Subcustodians

      4.04  Termination of a Subcustodian
      4.05  Certification Regarding Foreign Sub-Subcustodians

V.    Standard of Care, Indemnification

      5.01  Standard of Care
      5.02  Liability of the Custodian for Actions
            of Other Persons
      5.03  Indemnification by Fund
      5.04  Investment Limitations
      5.05  Fund's Right to Proceed
      5.06  Indemnification by Custodian
      5.07  Custodian's Right to Proceed

VI.   Compensation

VII.  Termination

VIII. Defined Terms

IX.   Miscellaneous

      9.01  Execution of Documents, Etc.
      9.02  Representations and Warranties
      9.03  Entire Agreement
      9.04  Waivers and Amendments
      9.05  Interpretation
      9.06  Captions
      9.07  Governing Law
      9.08  Notices
      9.09  Assignment
      9.10  Counterparts
      9.11  Confidentiality; Survival of Obligations

Appendix "A"

                               CUSTODIAN AGREEMENT

      AGREEMENT made as of the 4th day of April, 1997, between Target/United Funds, Inc. Asset Strategy Portfolio (the "Fund") and UMB Bank, n.a. (the "Custodian") and as amended and restated as of May 13, 1998.

                                   WITNESSETH

      WHEREAS, the Fund desires to appoint the Custodian as custodian on behalf of the Fund in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, under the terms and conditions set forth in this Agreement, and the Custodian has agreed so to act as custodian.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                            APPOINTMENT OF CUSTODIAN

      Subject to the terms and provisions of this Agreement, the Fund hereby employs and appoints the Custodian as a custodian of the cash, securities and other assets owned by the Fund and deposited from time to time with the Custodian ("Assets"). The Fund shall deliver to the Custodian, or shall cause to be delivered to the Custodian, Assets during the term of this Agreement. The Custodian is authorized to act under the terms and conditions of this Agreement as the Fund's agent and shall be representing the Fund when acting within the scope of this Agreement. The Custodian hereby accepts such appointment as custodian and shall perform the duties and responsibilities set forth herein on the terms and conditions set forth herein.

                                   ARTICLE II
                         POWERS AND DUTIES OF CUSTODIAN

      As custodian, the Custodian shall have and perform the powers and duties set forth in this Article II. Pursuant to and in accordance with Article IV hereof, the Custodian may appoint one or more Subcustodians (as hereinafter defined) to exercise the powers and perform the duties of the Custodian set forth in this Article II and references to the Custodian in this Article II shall include any Subcustodian so appointed.

      Section 2.01. Safekeeping. The Custodian shall accept delivery of and keep safely the Assets in accordance with the terms and conditions hereof on behalf of the Fund.

      Section 2.02. Manner of Holding Securities.

      (a) The Custodian shall at all times hold securities of the Fund either:
(i) by physical possession of the share certificates or other instruments representing such securities in registered or bearer form; or (ii) in book-entry form by a Securities System (as hereinafter defined) in accordance with the provisions of Section 2.22 below.

      (b) The Custodian may at all times hold registered securities of the Fund in the name of the Fund or the Fund's nominee, or in the nominee name of the Custodian unless specifically directed by Proper Instructions (as hereinafter defined) to hold such registered securities in so-called street name; provided that, in any event, all Assets shall be held in an account of the Custodian containing only assets of the Fund. Notwithstanding the foregoing, unless it receives Proper Instructions to the contrary, the Custodian shall register all securities in the name of the Custodian's nominee as authorized by the Fund. All securities held directly or indirectly by the Custodian hereunder shall at all times be identifiable on the records of the Custodian. Except as otherwise provided herein, the Custodian shall keep the Assets physically segregated from those of other persons or entities. The Custodian shall execute and deliver all certificates and documents in connection with registration of securities as may be required by the applicable provisions of the Internal Revenue Code, the laws of any State or territory of the United States and the laws of any jurisdiction in which the securities are held.

      Section 2.03. Purchase of Assets.

      (a) Security Purchases. Upon receipt of Proper Instructions, the Custodian shall pay for and receive securities purchased for the account of the Fund, provided that payment shall be made by Custodian only upon receipt of the securities: (a) by the Custodian; (b) by a clearing corporation of a national securities exchange of which the Custodian is a member; or (c) by a Securities System. Notwithstanding the foregoing, upon receipt of Proper Instructions: (i) in the case of a repurchase agreement, the Custodian may release funds to a Securities System prior to the receipt of advice from the Securities System that the securities underlying such repurchase agreement have been transferred by book-entry into the Account (as hereinafter defined) maintained with such Securities System by the Custodian, provided that the Custodian's instructions to the Securities System require that the Securities System may make payment of such funds to the other party to the repurchase agreement only upon transfer by book-entry of the securities underlying the repurchase agreement into the Account; (ii) in the case of time deposits, call account deposits, currency deposits and other deposits, foreign exchange transactions, futures contracts or options, pursuant to Sections 2.09, 2.10, 2.12 and 2.13 hereof, the Custodian may make payment therefor before receipt of an advice or transaction; and (iii) in the case of the purchase of securities, the settlement of which occurs outside of the United States of America, the Custodian may make payment therefor and receive delivery of such securities in accordance with local custom and practice generally accepted by Institutional Clients (as hereinafter defined) in the country in which the settlement occurs, but in all events subject to the standard of care set forth in Article V hereof. For purposes of this Agreement, an "Institutional Client" shall mean a major commercial bank, corporation, insurance company, or substantially similar institution, which, as a substantial part of its business operations, purchases or sells securities and makes use of custodial services.

      (b) Other Asset Purchases. Upon receipt of Proper Instructions and except as otherwise provided herein, the Custodian shall pay for and receive other Assets for the account of the Fund as provided in Proper Instructions.

      Section 2.04. Exchanges of Securities. Upon receipt of Proper Instructions, the Custodian shall exchange securities held by it for the account of the Fund for other securities in connection with any reorganization, recapitalization, split-up of shares, change of par value, conversion or other event relating to the securities or the issuer of such securities, and shall deposit any such securities in accordance with the terms of any reorganization or protective plan. The Custodian shall, without receiving Proper Instructions: surrender securities for transfer into the name of the Fund, the Fund's nominee or the nominee name of the Custodian as permitted by Section 2.02(b); and surrender securities for a different number of certificates or instruments representing the same number of shares or same principal amount of indebtedness, provided that the securities to be issued will be delivered to the Custodian.

      Section 2.05. Sales of Securities. Upon receipt of Proper Instructions, the Custodian shall make delivery of securities which have been sold for the account of the Fund, but only against payment therefor in the form of: (a) cash, certified check, bank cashier's check, bank credit, or bank wire transfer; (b) credit to the account of the Custodian with a clearing corporation of a national securities exchange of which the Custodian is a member; or (c) credit to the Account of the Custodian with a Securities System, in accordance with the provisions of Section 2.22 hereof. Notwithstanding the foregoing: (i) in the case of the sale of securities, the settlement of which occurs outside of the United States of America, such securities shall be delivered and paid for in accordance with local custom and practice generally accepted by Institutional Clients in the country in which the settlement occurs, but in all events subject to the standard of care set forth in Article V hereof; and (ii) in the case of securities held in physical form, such securities shall be delivered and paid for in accordance with "street delivery custom" to a broker or its clearing agent, against delivery to the Custodian of a receipt for such securities, provided that the Custodian shall have taken reasonable steps to ensure prompt collection of the payment for, or return of, such securities by the broker or its clearing agent, and provided further that, subject to the standard of care set forth in Article V hereof, the Custodian shall not be responsible for the selection of or the failure or inability to perform of such broker or its clearing agent.

      Section 2.06. Depositary Receipts. Upon receipt of Proper Instructions, the Custodian shall surrender securities to the depositary used for such securities by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter referred to, collectively , as "ADRs"), against a written receipt therefor adequately describing such securities and written evidence satisfactory to the Custodian that the depositary has acknowledged receipt of instructions to issue ADRs with respect to such securities in the name of the Custodian or a nominee of the Custodian, for delivery to the Custodian at such place as the Custodian may from time to time designate. Upon receipt of Proper Instructions, the Custodian shall surrender ADRs to the issuer thereof, against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the Custodian that the issuer of the ADRs has acknowledged receipt of instructions to cause its depository to deliver the securities underlying such ADRs to the Custodian.

      Section 2.07. Exercise of Rights, Tender Offers, Etc. Upon receipt of Proper Instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof (or to the agent of such issuer or trustee) for the purpose of exercise or sale, provided that the new securities, cash or other Assets, if any, acquired as a result of such actions are to be delivered to the Custodian; and (b) deposit securities upon invitations for tenders thereof, provided that the consideration for such securities is to be paid or delivered to the Custodian, or the tendered securities are to be returned to the Custodian. Notwithstanding any provision of this Agreement to the contrary, the Custodian shall promptly notify the Fund in writing of (i) any default in payment of funds on securities; (ii) any securities that have matured, been called or redeemed; and (iii) to the extent the Custodian has notice which is contained in services to which it normally subscribes for such purposes, or actual knowledge if not contained in such services, any other default involving securities; and all announcements of defaults, bankruptcies, reorganizations, mergers, consolidations, recapitalizations or rights or privileges to subscribe, convert, exchange, put, redeem or tender securities held subject to this Agreement. The Custodian shall, following receipt or knowledge, convey such information to the Fund in a timely manner based upon the circumstances of each particular case. Whenever any such rights or privileges exist, the Fund will, in a timely manner based upon the circumstances of each particular case, provide the Custodian with Proper Instructions. Absent the Custodian's timely receipt of Proper Instructions, the Custodian shall not be liable for not taking any action or not exercising such rights prior to their expiration unless such failure is due to Custodian's failure to give timely notice to the Fund in accordance with this Section 2.07.

      Section 2.08. Stock Dividends, Rights, Etc. The Custodian shall receive and collect all stock dividends, rights and other items of like nature and, upon receipt of Proper Instructions, take action with respect to the same as directed in such Proper Instructions.

      Section 2.09. Options. Upon receipt of Proper Instructions and in accordance with the provisions of any agreement between the Custodian, any registered broker-dealer and, if necessary, the Fund relating to compliance with the rules of the Options Clearing Corporation (the "OCC") or of any registered national securities exchange or similar organization(s), the Custodian shall:
(a) receive and retain confirmations or other documents, if any, evidencing the purchase or writing of an option by the Fund; (b) deposit and maintain in a segregated account, securities (either physically or by book-entry in a Securities System), cash or other Assets; and (c) pay, release and/or transfer such securities, cash or other Assets in accordance with any such agreement and with notices or other communications evidencing the expiration, termination or exercise of such options furnished by the OCC, the securities or options exchange on which such options are traded or such other organization as may be responsible for handling such option transactions. The Fund and the broker-dealer shall be responsible for determining the sufficiency of assets held in any segregated account established in compliance with applicable margin maintenance requirements and the performance of other terms of any option contract; provided, however, that the Custodian shall be liable for performance of its duties under this Agreement and in accordance with Proper Instructions, and shall be liable for performance of its duties under any other agreement between the Custodian, any registered broker-dealer and, if necessary, the Fund. Notwithstanding anything herein to the contrary, if the Fund issues Proper Instructions to sell a naked option (including stock index options), then as part of the transaction, the Custodian, the Fund and the broker-dealer shall have entered into a tri-party agreement, as described above.

      Section 2.10. Futures Contracts. Upon receipt of Proper Instructions, or pursuant to the provisions of any futures margin procedural agreement among the Fund, the Custodian and any futures commission merchant (a "Procedural Agreement"), the Custodian shall: (a) receive and retain confirmations, if any evidencing the purchase of or sale of a futures contract or an option on a futures contract by the Fund; (b) deposit and maintain in a segregated account cash, securities and other Assets designated as initial, maintenance or variation "margin" deposits intended to secure the Fund's performance of its obligations under any futures contracts purchased or sold or any options on futures contracts written by the Fund, in accordance with the provisions of the Commodity Futures Trading Commission and/or any commodity exchange or contract market (such as the Chicago Board of Trade), or any similar organization(s), regarding such margin deposits; and (c) release assets from and/or transfer assets into such margin accounts only in accordance with any such Procedural Agreements. The Fund and such futures commission merchant shall be responsible for determining the sufficiency of assets held in the segregated account in compliance with applicable margin maintenance requirements and the performance of any futures contract or option on a futures contract in accordance with its terms; provided, however, that the Custodian shall be liable for performance of its duties under this Agreement and in accordance with Proper Instructions, and shall be liable for performance of its duties under any Procedural Agreement.

      Section 2.11. Borrowing. Upon receipt of Proper Instructions, the Custodian shall deliver securities of the Fund to lenders or their agents, or otherwise establish a segregated account as agreed to by the Fund and the Custodian, as collateral for borrowings effected by the Fund, provided that such borrowed money is payable by the lender (a) to or upon the Custodian's order, as Custodian for the Fund, and (b) concurrently with delivery of such securities.

      Section 2.12. Interest Bearing Deposits. Upon receipt of Proper Instructions directing the Custodian to purchase interest bearing fixed term and call deposits (hereinafter referred to collectively, as "Interest Bearing Deposits") for the account of the Fund, the Custodian shall purchase such Interest Bearing Deposits in the name of the Fund with such banks or trust companies (including the Custodian, any Subcustodian or any subsidiary or affiliate of the Custodian) (hereinafter referred to as "Banking Institutions") and in such amounts as the Fund may direct pursuant to Proper Instructions. Such Interest Bearing Deposits may be denominated in U.S. Dollars or other currencies, as the Fund may determine and direct pursuant to Proper Instructions. The Custodian shall include in its records with respect to the Assets of the Fund appropriate notation as to the amount and currency of each such Interest Bearing Deposit, the accepting Banking Institution and all other appropriate details, and shall retain such forms of advice or receipt evidencing such account, if any, as may be forwarded to the Custodian by the Banking Institution. The responsibilities of the Custodian to the Fund for Interest Bearing Deposits accepted on the Custodian's books in the United States shall be that of a U.S. bank for a similar deposit. With respect to Interest Bearing Deposits other than those accepted on the Custodian's books, (a) the Custodian shall be responsible for the collection of income as set forth in Section 2.15 and the transmission of cash and instructions to and from such accounts; and (b) the Custodian shall have no duty with respect to the selection of the Banking Institution or, so long as the Custodian acts in accordance with Proper Instructions and the terms and conditions of this Agreement, for the failure of such Banking Institution to pay upon demand. Upon receipt of Proper Instructions, the Custodian shall take such reasonable actions as the Fund deems necessary or appropriate to cause each such Interest Bearing Deposit account to be insured to the maximum extent possible by all applicable deposit insurers including, without limitation, the Federal Deposit Insurance Corporation.

      Section 2.13. Foreign Exchange Transactions.

      (a) Foreign Exchange Transactions Other than as Principal. Upon receipt of Proper Instructions, the Custodian shall settle foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of the Fund with such currency brokers or Banking Institutions as the Fund may determine and direct pursuant to Proper Instructions. The Fund accepts full responsibility for its use of third party foreign exchange brokers (any dealer other than the Foreign Subcustodian) (as hereinafter defined) and for execution of said foreign exchange contracts and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred as a result of the failure or delay of its third party broker to deliver foreign exchange unless such loss, damage, or expense is caused by, or results from the negligence, misfeasance or misconduct of the Custodian. Notwithstanding the foregoing, the Custodian shall be responsible for the transmission of cash and instructions to and from the currency broker or Banking Institution with which the contract or option is made, the safekeeping of all certificates and other documents and agreements evidencing or relating to such foreign exchange transactions and the maintenance of proper records as set forth in Section 2.25. The Custodian shall have no duty with respect to the selection of the currency brokers or Banking Institutions with which the Fund deals or, so long as the Custodian acts in accordance with Proper Instructions, for the failure of such brokers or Banking Institutions to comply with the terms of any contract or option.

      (b) Foreign Exchange Contracts as Principal. The Custodian shall not be obligated to enter into foreign exchange transactions as principal. However, if the Custodian has made available to the Fund its services as a principal in foreign exchange transactions, upon receipt of Proper Instructions, the Custodian shall enter into foreign currencies for spot and future delivery on behalf of and for the account of the Fund with the Custodian as principal. The Custodian shall be responsible for the selection of the currency brokers or Banking Institutions and the failure of such currency brokers or Banking Institutions to comply with the terms of any contract or option.

      (c) Payments. Notwithstanding anything to the contrary contained herein, upon receipt of Proper Instructions the Custodian may, in connection with a foreign exchange contract, make free outgoing payments of cash in the form of U.S. Dollars or foreign currency prior to receipt of confirmation of such foreign exchange contract or confirmation that the countervalue currency completing such contract has been delivered or received.

      Section 2.14. Securities Loans. Upon receipt of Proper Instructions, the Custodian shall, in connection with loans of securities by the Fund, deliver securities of the Fund to the borrower thereof and may, except as otherwise provided below, deliver such securities prior to receipt of the collateral, if any, for such borrowing; provided that, in cases of loans of securities secured by cash collateral, the Custodian's instructions to the Securities System shall require that the Securities System deliver the securities of the Fund to the borrower thereof only upon receipt of the collateral for such borrowing. The Custodian shall retain on the Fund's behalf the right to any dividends, interest or distribution on such loaned securities and any other rights specified in Proper Instructions. Upon receipt of Proper Instructions and the loaned securities, the Custodian will release the collateral to the borrower.

      Section 2.15. Collections. The Custodian shall: (a) collect amounts due and payable to the Fund with respect to portfolio securities and other Assets;
(b) promptly credit to the account of the Fund all income and other payments relating to portfolio securities and other Assets held by the Custodian hereunder upon Custodian's receipt of such income or payments or as otherwise agreed in writing by the Custodian and the Fund; (c) promptly endorse and deliver any instruments required to effect such collection; and (d) promptly execute ownership and other certificates and affidavits for all federal, state, local and foreign tax purposes in connection with receipt of income or other payments with respect to portfolio securities and other Assets, or in connection with the transfer of such securities or other Assets; provided, however, that with respect to portfolio securities registered in so-called street name, or physical securities with variable interest rates, the Custodian shall use its best efforts to collect amounts due and payable to the Fund. The Custodian shall promptly notify the Fund in writing by facsimile transmission or in such other manner as the Fund and Custodian may agree in writing if any amount payable with respect to portfolio securities or other Assets is not received by the Custodian when due. The Custodian shall not be responsible for the collection of amounts due and payable with respect to portfolio securities or other Assets that are in default.

      Section 2.16. Dividends, Distributions and Redemptions. To enable the Fund to pay dividends or other distributions to shareholders of the Fund and to make payment to shareholders who have requested repurchase or redemption of their shares of the Fund (collectively, the "Shares"), the Custodian shall promptly release cash or securities (a) in the case of cash, upon receipt of Proper Instructions, to one or more Distribution Accounts (as hereinafter defined) designated by the Fund in such Proper Instructions; or (b) in the case of securities, upon the receipt of Special Instructions (as hereinafter defined) to such entity or account designated by the Fund in such Special Instructions. For purposes of this Agreement, a "Distribution Account" shall mean an account established at a Banking Institution designated by the Fund in Special Instructions.

      Section 2.17. Proceeds from Shares Sold. The Custodian shall receive funds representing cash payments received for Shares issued or sold from time to time by the Fund, and shall promptly credit such funds to the account of the Fund. The Custodian shall promptly notify the Fund of Custodian's receipt of cash in payment for Shares issued by the Fund by facsimile transmission or in such other manner as the Fund and Custodian may agree in writing. Upon receipt of Proper Instructions, the Custodian shall: (a) deliver all federal funds received by the Custodian in payment for Shares in payment for such investments as may be set forth in such Proper Instructions and at a time agreed upon between the Custodian and the Fund; and (b) make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian, in the amount of checks received in payment for Shares which are deposited to the accounts of the Fund.

      Section 2.18. Proxies, Notices, Etc. The Custodian shall deliver or cause to be delivered to the Fund, in the most expeditious manner practicable, all forms of proxies, all notices of meetings, and any other notices or announcements affecting or relating to securities owned by the Fund that are received by the Custodian, any Subcustodian, or any nominee of either of them, and, upon receipt of Proper Instructions, the Custodian shall execute and deliver, or cause such Subcustodian or nominee to execute and deliver, such proxies or other authorizations as may be required. Except as directed pursuant to Proper Instructions, neither the Custodian nor any Subcustodian or nominee shall vote upon any such securities, or execute any proxy to vote thereon, or give any consent or take any other action with respect thereto. The Custodian will not release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985, for the specific purpose of direct communications between such issuer and the Fund unless the Fund directs the Custodian otherwise in writing.

      Section 2.19. Bills and Other Disbursements. Upon receipt of Proper Instructions, the Custodian shall pay or cause to be paid, all bills, statements, or other obligations of the Fund.

      Section 2.20. Nondiscretionary Functions. The Custodian shall attend to all nondiscretionary details not specifically covered by this Agreement in accordance with industry standards in connection with the sale, exchange, substitution, purchase, transfer or other dealings with securities or other Assets held by the Custodian, except as otherwise directed from time to time pursuant to Proper Instructions.

      Section 2.21. Bank Accounts.

      (a) Accounts with the Custodian. The Custodian shall open and operate a bank account or accounts (hereinafter referred to collectively, as "Bank Accounts") on the books of the Custodian; provided that such Bank Account(s) shall be in the name of the Custodian or a nominee thereof, for the account of the Fund, and shall be subject only to draft or order of the Custodian. The responsibilities of the Custodian to the Fund for deposits accepted on the Custodian's books shall be that of a U.S. bank for a similar deposit.

      (b) Deposit Insurance. Upon receipt of Proper Instructions, the Custodian shall take such action as the Fund deems necessary or appropriate to cause each deposit account established by the Custodian pursuant to this Section 2.21 to be insured to the maximum extent possible by all applicable deposit insurers, including, without limitation, the Federal Deposit Insurance Corporation.

      Section 2.22. Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in: (a) The Depository Trust Company; (b) the Participants Trust Company; (c) any book-entry system as provided in (i) Subpart O of Treasury Circular No. 300, 31 CFR 306.115
(ii) Subpart B of Treasury Circular Public Debt Series No. 27-76, 31 CFR 350.2, or (iii) the book-entry regulations of federal agencies substantially in the form of 31 CFR 306.115; or (d) any other domestic clearing agency registered with the Securities and Exchange Commission ("SEC") under Section 17A of the Securities Exchange Act of 1934 (or as may otherwise be authorized by the Securities and Exchange Commission to serve in the capacity of depository or clearing agent for the securities or other assets of investment companies) which acts as a securities depository; provided, however, that no such deposit or maintenance of securities may be made except with respect to those agencies and entities the use of which the Fund has previously approved by Special Instructions (each of the foregoing being referred to in this Agreement as a "Securities System"). Use of a Securities System shall be in accordance with applicable Federal Reserve

Board and SEC rules and regulations, if any, and subject to the following provisions:

      (A) The Custodian or any Subcustodian may deposit and/or maintain securities held hereunder in a Securities System, provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which Account shall not contain any assets of the Custodian other than assets held as fiduciary, custodian or otherwise for customers.

      (B) The books and records of the Custodian shall at all times identify those securities belonging to the Fund which are maintained in a Securities System.

      (C) The Custodian shall pay for securities purchased for the account of the Fund only upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account of the Custodian, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund only upon (iii) receipt of advice from the Securities System that payment for such securities has been transferred to the Account of the Custodian, and (iv) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System relating to transfers of securities for the account of the Fund shall identify the Fund, and shall be maintained for the Fund by the Custodian. The Custodian shall deliver to the Fund on the next succeeding business day daily transaction reports which shall include each day's transactions in the Securities System for the account of the Fund. Such transaction reports shall be delivered to the Fund or any agent designated by the Fund pursuant to Proper Instructions, by computer or in such other manner as the Fund and Custodian may agree in writing.

      (D) The Custodian shall, if requested by the Fund pursuant to Proper Instructions, provide the Fund with all reports obtained by the Custodian or any Subcustodian with respect to a Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System.

      (E) Upon receipt of Special Instructions, the Custodian shall terminate the use of any Securities System (except the federal book-entry system) on behalf of the Fund as promptly as practicable and shall take all actions reasonably practicable to safeguard the securities of the Fund maintained with such Securities System.

      Section 2.23. Other Transfers. Upon receipt of Special Instructions, the Custodian shall make such other dispositions of securities, funds, or other Assets of the Fund in a manner or for purposes other than as expressly set forth in this Agreement, provided that the Special Instructions relating to such disposition shall include a statement of the purposes for which the delivery is to be made, the amount of funds, Assets and/or securities to be delivered and the name of the person or persons to whom delivery is to be made, and shall otherwise comply with the provisions of Sections 3.01 and 3.03 hereof.

      Section 2.24. Establishment of Segregated Account. Upon receipt of Proper Instructions, the Custodian shall establish and maintain on its books a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities or other Assets of the Fund, including securities maintained by the Custodian in a Securities System pursuant to Section 2.22 hereof, said account or accounts to be maintained: (a) for the purposes set forth in Section 2.09, 2.10 and 2.11 hereof; (b) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies; or (c) for such other purposes as may be set forth, from time to time, in Special Instructions. The Custodian shall not be responsible for the determination of the type or amount of Assets to be held in any segregated account referred to in this Section 2.24.

      Section 2.25. Custodian's Books and Records. The Custodian shall provide any assistance reasonably requested by the Fund in the preparation of reports to Fund shareholders and others, audits of accounts, and other ministerial matters of like nature. The Custodian shall maintain complete and accurate records with respect to securities and other Assets held for the accounts of the Fund as required by the rules and regulations of the SEC applicable to investment companies registered under the 1940 Act, including, but not limited to: (a) journals or other records of original entry containing a detailed and itemized daily record of all receipts and deliveries of securities (including certificate and transaction identification numbers, if any), and all receipts and disbursements of cash; (b) ledgers or other records reflecting (i) securities in transfer, (ii) securities in physical possession, (iii) securities borrowed, loaned or collateralizing obligations of the Fund, (iv) monies borrowed and monies loaned (together with a record of the collateral therefor and substitutions of such collateral), and (v) dividends and interest received; and
(c) cancelled checks and bank records relating thereto. The Custodian shall keep such other books and records of the Fund as the Fund shall reasonably request. All such books and records maintained by the Custodian shall be maintained in a form acceptable to the Fund and in compliance with the rules and regulations of the SEC, including, but not limited to, books and records required to be maintained by Section 31(a) of the 1940 Act and the rules and regulations from time to time adopted thereunder. All books and records maintained by the Custodian pursuant to this Agreement shall at all times be the property of the Fund and shall be available during normal business hours for inspection and use by the Fund and its agents, including without limitation, its independent certified public accountants. Notwithstanding the preceding sentence, the Funds shall not take any actions or cause the Custodian to take any actions which would knowingly cause, either directly or indirectly, the Custodian to violate any applicable laws, regulations or orders. Notwithstanding the provisions of this Section 2.25, in the event the Fund purchases cash, securities and other Assets requiring the use of a Domestic Subcustodian or Foreign Sub-Subcustodian, the Custodian shall be entitled to rely upon and use the books, records and accountings of the Domestic Subcustodian as its means of accounting to the Fund for all cash, securities and other Assets deposited with such entities; provided however, that such books, records and accountings on which the Bank may rely must be maintained in the United States by such Domestic Subcustodian and, provided further, that any agreement between the Custodian and such Domestic Subcustodian must state that the Domestic Subcustodian agrees to make any records available upon request and preserve, for the periods described in Rule 31a-2 of the 1940 Act, the records required to be maintained by Rule 31a-1 of the 1940 Act. In no event shall the Custodian be entitled to rely upon and use books, records and accountings which are maintained outside of the United States.

      Section 2.26. Opinion of Fund's Independent Certified Public Accountants. The Custodian shall take all reasonable action as the Fund may request to obtain from year to year favorable opinions from the Fund's independent certified public accountants with respect to the Custodian's activities hereunder in connection with the preparation of the Fund's Form N-1A and the Fund's Form N-SAR or other periodic reports to the SEC and with respect to any other requirements of the SEC.

      Section 2.27. Reports by Independent Certified Public Accountants. At the request of the Fund, the Custodian shall deliver to the Fund a written report prepared by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding cash, securities and other assets, including cash, securities and other assets deposited and/or maintained in a Securities System or with a Subcustodian. Such report shall be of sufficient scope and in sufficient detail as may reasonably be required by the Fund and as may reasonably be obtained by the Custodian.

      Section 2.28. Overdraft Facility. In the event that the Custodian is directed by Proper Instructions to make any payment or transfer of funds on behalf of the Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of the Fund, the Custodian may, in its sole discretion, provide an overdraft (an "Overdraft") to the Fund in an amount sufficient to allow the completion of such payment. Any Overdraft provided hereunder: (a) shall be payable on the next business day, unless otherwise agreed by the Fund and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the Fund at a rate agreed upon in writing, from time to time, by the Custodian and the Fund. The purpose of such Overdrafts is to temporarily finance extraordinary or emergency expenses not reasonably foreseeable by the Fund. The Custodian shall promptly notify the Fund in writing ("Overdraft Notice") of any Overdraft by facsimile transmission or in such other manner as the Fund and the Custodian may agree in writing. The Custodian shall have a right of set-off against all Assets (except for

Assets held in a segregated margin account or otherwise pledged in connection with options or futures contracts held for the benefit of the Fund and for Assets allocated to any other Overdraft or loan made hereunder); provided, however, the Custodian shall promptly notify the Fund in writing of any intent to exercise a right of set-off against Assets hereunder and shall not exercise any such right of set-off against Assets hereunder unless and until the Fund has failed to pay (within ten (10) days after the Fund's receipt of such notice of intent to exercise a right of set-off), any Overdraft, together with all accrued interest thereon. Notwithstanding the provisions of any applicable law, including, without limitation, the Uniform Commercial Code, the only rights or remedies which the Custodian is entitled to with respect to Overdrafts is the right of set-off granted herein.

                                   ARTICLE III
                    PROPER INSTRUCTIONS, SPECIAL INSTRUCTIONS
                               AND RELATED MATTERS

      Section 3.01. Proper Instructions and Special Instructions.

      (a) Proper Instructions. As used herein, the term "Proper Instructions" shall mean: (i) a tested telex, a written (including, without limitation, facsimile transmission) request, direction, instruction or certification signed or initialed by or on behalf of the Fund by two or more Authorized Persons (as hereinafter defined); (ii) a telephonic or other oral communication by one or more Authorized Persons; or (iii) a communication effected directly between an electro-mechanical or electronic device or system (including, without limitation, computers) by or on behalf of the Fund by one or more Authorized Persons; provided, however, that communications of the types described in clauses (ii) and (iii) above purporting to be given by an Authorized Person shall be considered Proper Instructions only if the Custodian reasonably believes such communications to have been given by an Authorized Person with respect to the transaction involved. Proper Instructions in the form of oral communications shall be confirmed by the Fund by tested telex or in writing in the manner set forth in clause (i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral instructions prior to the Custodian's receipt of such confirmation. The Fund and the Custodian are hereby authorized to record any and all telephonic or other oral instructions communicated to the Custodian. Proper Instructions may relate to specific transactions or to types or classes of transactions, and may be in the form of standing instructions.

      (b) Special Instructions. As used herein, the term "Special Instructions" shall mean Proper Instructions countersigned or confirmed in writing by the Treasurer or any Assistant Treasurer of the Fund or any other person designated by the Treasurer of the Fund in writing, which countersignature or confirmation shall be (i) included on the same instrument containing the Proper Instructions or on a separate instrument relating thereto, and (ii) delivered by hand, by facsimile transmission or in such other manner as the Fund and the Custodian agree in writing.

      (c) Address for Proper Instructions and Special Instructions. Proper Instructions and Special Instructions shall be delivered to the Custodian at the address and/or telephone, telecopy or telex number agreed upon from time to time by the Custodian and the Fund.

      Section 3.02. Authorized Persons. Concurrently with the execution of this Agreement and from time to time thereafter, as appropriate, the Fund shall deliver to the Custodian, duly certified as appropriate by a Treasurer or Assistant Treasurer of the Fund, a certificate setting forth: (a) the names, titles, signatures, and scope of authority of all persons authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Fund (collectively, the "Authorized Persons" and individually, an "Authorized Person"); and (b) the names, titles and signatures of those persons authorized to issue Special Instructions. Such certificate may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Custodian of a similar certificate to the contrary. Upon delivery of a certificate which deletes or does not include the name(s) of a person previously authorized to give Proper Instructions or to issue Special Instructions, such persons shall no longer be considered an Authorized Person or authorized to issue Special Instructions.

      Section 3.03. Persons Having Access to Assets of the Portfolios. Notwithstanding anything to the contrary contained in this Agreement, no Authorized Person, Director, officer, employee or agent of the Fund shall have physical access to the Assets of the Fund held by the Custodian nor shall the Custodian deliver any Assets of the Fund to an account of such person; provided, however, that nothing in this Section 3.03 shall prohibit (a) any Authorized Person from giving Proper Instructions, or any person authorized to issue Special Instructions from issuing Special Instructions, so long as such action does not result in delivery of or access to Assets of the Fund prohibited by this Section 3.03; or (b) the Fund's independent certified public accountants from examining or reviewing the Assets of the Fund held by the Custodian. The Fund will deliver from time to time a written certificate executed by two Authorized Persons identifying such Authorized Persons, Directors, officers, employees and agents of the Fund. Notwithstanding the foregoing, to the extent that the person acting on behalf of the Custodian in making such delivery has actual knowledge that any person is an Authorized Person, Director, officer, employee or agent of the Fund, the Custodian will comply with this Section 3.03 as if the name of such Authorized Person, Director, officer, employee or agent had been contained in a written certificate provided pursuant to this Section 3.03.

      Section 3.04. Actions of Custodian Based on Proper Instructions and Special Instructions. So long as and to the extent that the Custodian acts in accordance with (a) Proper Instructions or Special

Instructions, as the case may be, and (b) the terms of this Agreement, the Custodian shall not be responsible for the title, validity or genuineness of any property, or evidence of title thereof, received by it or delivered by it pursuant to this Agreement.

                                   ARTICLE IV
                                  SUBCUSTODIANS

      From time to time, in accordance with the relevant provisions of this Agreement, (i) the Custodian may appoint one or more Domestic Subcustodians and Special Subcustodians (each, as hereinafter defined) to act on behalf of the Fund; and (ii) any Domestic Subcustodian so appointed and which has been designated as a Foreign Custody Manager (as such term is defined in Rule 17f-5 of the 1940 Act) by the Custodian and approved by the Fund's board ("Approved Foreign Custody Manager") may appoint a Foreign Sub-Subcustodian or Interim Sub-Subcustodian (as each are hereinafter defined) in accordance with this
Article IV; provided that the Fund's board also has approved the agreement between the Custodian and the Foreign Custody Manager specifying the Foreign Custody Manager's duties ("Delegation Agreement"). For purposes of this Agreement, all Domestic Subcustodians, Special Subcustodians, Foreign Sub-Subcustodians and Interim Sub-Subcustodians shall be referred to collectively as "Subcustodians".

      Section 4.01. Domestic Subcustodians. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act or any trust company or other entity any of which meet requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act as agent for the Custodian on behalf of the Fund as a subcustodian for purposes of holding cash, securities and other Assets of the Fund and performing other functions of the Custodian within the United States (a "Domestic Subcustodian"); provided, that, the Custodian shall notify the Fund in writing of the identity and qualifications of any proposed Domestic Subcustodian at least sixty (60) days prior to the desired appointment of such Domestic Subcustodian, and the Fund will notify the Custodian, in writing signed by two or more Authorized Persons, of approval or disapproval of the appointment of the proposed Domestic Subcustodian; and provided, further, that the Custodian may not appoint any such Domestic Subcustodian without such prior written approval of the Fund by such Authorized Persons. Each such duly approved Domestic Subcustodian and the countries where, Foreign Sub-Subcustodians and the securities depositories and clearing agencies through which they may hold securities and other Assets of the Fund shall be as agreed upon by the parties hereto in writing, from time to time, in accordance with the provisions of
Section 9.04 hereof (the "Subcustodian List").

      Section 4.02. Foreign Sub-Subcustodians and Interim Sub-Subcustodians.

      (a) Foreign Sub-Subcustodians. A Domestic Subcustodian which is an Approved Foreign Custody Manager, or the Domestic Subcustodian, may appoint any
(1)(a) "Qualified Foreign Bank" (as such term is defined in Rule 17f-5) meeting the requirements of an "Eligible Foreign Custodian" (as such term is defined in Rule 17f-5) or by SEC order exempt therefrom; (b) majority-owned direct or indirect subsidiary of a "U.S. bank" (as such term is defined in Rule 17f-5) or bank holding company meeting the requirements of an Eligible Foreign Custodian or exempt by SEC order therefrom; or (c) any bank (as such term is defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder (each a "Foreign Sub-Subcustodian") or (2) any "Securities Depository" (as such term is defined in Rule 17f-5) or clearing agency meeting the requirements of an Eligible Foreign Custodian or exempt by SEC order therefrom ("Securities Depositories and Clearing Agencies"), provided that the Foreign Custody Manager's appointments of such Eligible Foreign Custodians shall at all times be governed by the Delegation Agreement, except that the Fund's investment adviser, Waddell & Reed Investment Management Company, shall be responsible for the appointment of a compulsory depository, as applicable.

      (b) Interim Sub-Subcustodians. Notwithstanding the foregoing, in the event that the Fund shall invest in a security or other Asset to be held in a country in which the Foreign Custody Manager has not appointed an Eligible Foreign Custodian, the Custodian shall, or shall cause the Domestic Subcustodian to, promptly notify the Fund in writing by facsimile transmission or in such other manner as the Fund and Custodian shall agree in writing of the unavailability of an approved Foreign Sub-Subcustodian in such country; and upon the receipt of Special Instructions, the Custodian shall, or shall cause the Domestic Subcustodian to, appoint or approve any Person (as hereinafter defined) designated by the Fund in such Special Instructions, to hold such security or other Asset. (Any Person appointed or approved as a sub-subcustodian pursuant to this Section 4.02(b) is hereinafter referred to as an "Interim Sub-Subcustodian.")

      Section 4.03. Special Subcustodians. Upon receipt of Special Instructions, the Custodian shall, on behalf of the Fund, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act as a subcustodian for the purpose of (i) effecting third-party repurchase transactions with banks, brokers, dealers or other entities, (ii) providing depository and clearing agency services with respect to certain variable rate demand note securities; and (iii) effecting any other transactions designated by the Fund in Special Instructions. (Each such designated subcustodian is hereinafter referred to as a "Special Subcustodian.") Each such duly appointed Special Subcustodian shall be listed on the Subcustodian List. In connection with the appointment of any Special Subcustodian, the Custodian shall enter into a subcustodian agreement with the Special Subcustodian in form and substance approved by the Fund, provided that such agreement shall in all events comply with the provisions of the 1940 Act and the rules and regulations thereunder and the terms and provisions of this Agreement. The Custodian shall not amend any subcustodian agreement entered into with a Special Subcustodian, or agree to change or permit any changes thereunder, or waive any rights under such agreement, except upon prior approval pursuant to Special Instructions.

      Section 4.04. Termination of a Subcustodian. The Custodian shall (i) cause each Domestic Subcustodian to, and (ii) use its best efforts to cause each Interim Sub-Subcustodian and Special Subcustodian to, perform all of its obligations in accordance with the terms and conditions of the subcustodian agreement between the Custodian and such Domestic Subcustodian and Special Subcustodian or between the Domestic Subcustodian and an Interim Sub-Subcustodian. In the event that the Custodian is unable to cause such subcustodian or sub-subcustodian to fully perform its obligations thereunder, the Custodian shall promptly notify the Fund in writing and forthwith, upon the receipt of Special Instructions, terminate or cause the termination of such Subcustodian or Sub-Subcustodian with respect to the Fund and, if necessary or desirable, appoint or cause the appointment of a replacement Subcustodian or Sub-Subcustodian in accordance with the provisions of this Article IV. In addition to the foregoing, the Custodian (A) may, at any time in its discretion, upon written notification to the Fund, terminate any Domestic Subcustodian which is not an approved Foreign Custody Manager, and (B) shall, upon receipt of Special Instructions, terminate any Special Subcustodian or Domestic Subcustodian which is an Approved Foreign Custody Manager with respect to the Fund, in accordance with the termination provisions under the applicable subcustodian agreement, and (C) shall, upon receipt of Special Instructions, cause the Domestic Subcustodian to terminate any Foreign Sub-Subcustodian or Interim Sub-Subcustodian as to its use of such entities with respect to the Fund, in accordance with the termination provisions under the applicable sub-subcustodian agreement.

      Section 4.05. Certification Regarding Foreign Sub-Subcustodians. Upon request of the Fund, the Custodian shall deliver, or cause any Domestic Subcustodian that has been approved as a Foreign Custody Manager to deliver, to the Fund a certificate stating: (i) the identity of each Foreign Sub-Subcustodian then acting on behalf of the Custodian; (ii) the countries in which and the Securities Depositories and Clearing Agents through which each such Foreign Sub-Subcustodian is then holding cash, securities and other Assets of the Fund; and (iii) such other information as may be requested by the Fund to ensure compliance with rules and regulations under the 1940 Act.

      Upon request of the Fund, the Custodian also shall deliver, or cause any Domestic Subcustodian that has been approved as a Foreign Custody Manager to deliver, to the Fund: (i) legal opinions relating to whether local law restricts with respect to U.S.-registered mutual funds (a) access of a fund's independent public accountants to books and records of a Foreign Sub-Subcustodian, foreign Securities Depository or foreign Clearing Agent, (b) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Subcustodian, foreign Securities Depository or foreign Clearing Agent, (c) a fund's ability to recover in the event of a loss by a Foreign Sub-Subcustodian, foreign Securities Depository or foreign Clearing Agent, and (d) the ability of a foreign investor (such as a fund) to convert cash and cash equivalents to U.S. dollars; (ii) a summary of information regarding foreign Securities Depositories and foreign Clearing Agents; and (iii) country profile information containing market practice for (a) delivery versus payment, (b) settlement method, (c) currency restrictions, (d) buy-in practices, (e) foreign ownership limits and (f) unique market arrangements.

                                    ARTICLE V

                        STANDARD OF CARE: INDEMNIFICATION

      Section 5.01. Standard of Care.

      (a) General Standard of Care. The Custodian shall exercise reasonable care and diligence in carrying out all of its duties and obligations under this Agreement, and shall be liable to the Fund for all loss, damage and expense suffered or incurred by the Fund resulting from the failure of the Custodian to exercise such reasonable care and diligence.

      (b) Actions Prohibited by Applicable Law, Etc. In no event shall the Custodian incur liability hereunder if the Custodian or any Subcustodian or Securities System, or any subcustodian, Securities Depository or Clearing Agency utilized by any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of: (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and the Custodian nor any other Person shall not be obligated to take any action contrary thereto); (ii) any act of God or war or other similar circumstance beyond the control of the Custodian unless in each case, such delay or nonperformance is caused by the negligence, misfeasance or misconduct of the Custodian; or (iii) any "Sovereign Risk", which for the purpose of this Agreement shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure, or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution, civil commotion, nuclear fission or fusion or radioactivity.

      (c) Mitigation by Custodian. Upon the occurrence of any event which causes or may cause any loss, damage or expense to the Fund, (i) the Custodian shall,
(ii) the Custodian shall cause any applicable Domestic Subcustodian or Foreign Sub-Subcustodian to, and (iii) the Custodian shall use its best efforts to cause any applicable Interim Sub-Subcustodian or Special Subcustodian to, use all commercially reasonable efforts and take all reasonable steps under the circumstances to mitigate the effects of such event and to avoid continuing harm to the Fund.

      (d) Advice of Counsel. The Custodian shall be without liability for any action reasonably taken or omitted in good faith pursuant to the written advise of (i) counsel for the Fund, or (ii) at the expense of the Custodian, such other counsel as the Fund and the Custodian may agree upon in writing; provided, however, with respect to the performance of any action or omission of any action upon such advice, the Custodian shall be required to conform to the standard of care set forth in Section 5.01 (a).

      (e) Expenses of the Fund. In addition to the liability of the Custodian under this Article V, the Custodian shall be liable to the Fund for all reasonable costs and expenses incurred by the Fund in connection with any claim by the Fund against the Custodian arising from the obligations of the Custodian hereunder including, without limitation, all reasonable attorneys' fees and expenses incurred by the Fund in asserting any such claim, and all expenses incurred by the Fund in connection with any investigations, lawsuits or proceedings relating to such claim; provided however, that the Fund has recovered from the Custodian for such claim.

      (f) Liability for Past Records. The Custodian shall have no liability in respect of any loss, damage or expense suffered by the Fund, insofar as such loss, damage or expense arises from the performance of the Custodian in reliance upon records that were maintained for the Fund by entities other than the Custodian prior to the Custodian's employment hereunder which the Custodian has no reason to believe are inaccurate or incomplete after reasonable inquiry.

      Section 5.02. Liability of the Custodian for Actions of Other Persons.

      (a) Domestic Subcustodian and Foreign Sub-Subcustodian. The Custodian shall be liable for the actions or omissions of any Domestic Subcustodian or Foreign Sub-Subcustodian (excluding any Securities Depository or Clearing Agency appointed by them) to the same extent as if such actions or omissions were performed by the Custodian itself. In the event of any loss, damage or expense suffered or incurred by the Fund caused by or resulting from the actions or omissions of any Domestic Subcustodian or Foreign Sub-Subcustodian for which the Custodian would otherwise be liable, the Custodian shall promptly reimburse the Fund in the amount of any such loss, damage or expense.

      (b) Special Subcustodians, Interim Sub-Subcustodians, Security Systems, Securities Depositories and Clearing Agencies. The Custodian shall not be liable to the Fund for any loss, damage or expense suffered or incurred by the Fund resulting from the actions or omissions of a Special Subcustodian, Interim Sub-Subcustodian, Securities System, Securities Depository or Clearing Agency unless such loss, damage or expense is caused by, or results from, the negligence, misfeasance or misconduct of the Custodian; provided, however, in the event of any such loss, damage or expense, the Custodian shall take all reasonable steps to enforce such rights as it may have against such Special Subcustodian, Interim Sub-Subcustodian, Security System, Securities Depository or Clearing Agency to protect the interest of the Fund.

      (c) Reimbursement of Expenses. The Fund agrees to reimburse the Custodian for all reasonable out-of-pocket expenses incurred by the Custodian in connection with the fulfillment of its obligations under Section 5.01(c) as it relates to Interim Sub-Subcustodians and Special Subcustodians and 5.02(b); provided however, that such reimbursement shall not apply to expenses occasioned by or resulting from the negligence, misfeasance or misconduct of the Custodian.

      Section 5.03. Indemnification by Fund.

      (a) Indemnification Obligations of Fund. Subject to the limitations set forth in this Agreement, the Fund agrees to indemnify and hold harmless the Custodian and its nominees from all loss, damage and expense (including reasonable attorneys' fees) suffered or incurred by the Custodian or its nominee caused by or arising from actions taken by the Custodian, its employees or agents in the performance of its duties and obligations under this Agreement; provided, however, that such indemnity shall not apply to loss, damage and expense occasioned by or resulting from the negligence, misfeasance or misconduct of the Custodian or its nominee. In addition, the Fund agrees to indemnify any Person against liability incurred by reason of taxes assessed to such Person resulting from the fact that securities and other property of the Fund are registered in the name of such Person in accordance with the provisions of this Agreement; provided, however, that in no event shall such indemnification be applicable to income, franchise or similar taxes which may be imposed or assessed against any Person. It is also understood that the Fund agrees to indemnify and hold harmless the Custodian and its nominee for any loss arising from a foreign currency transaction or contract, where the loss results from a Sovereign Risk (defined in Section 5.01(b)) or where any Person maintaining securities, currencies, deposits or other Assets of the Fund in connection with any such transactions has exercised reasonable care maintaining such property or in connection with any such transaction involving such Assets. A "Sovereign Risk" shall mean nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution.

      (b) Notice of Litigation. Right to Prosecute, Etc. The Fund shall not be liable for indemnification under this Section 5.03 unless a Person shall have promptly notified the Fund in writing of the commencement of any litigation or proceeding brought against the Custodian or other Person in respect of which indemnity may be sought under this Section 5.03. With respect to claims in such litigation or proceedings for which indemnity by the Fund may be sought and subject to applicable law and the ruling of any court of competent jurisdiction, the Fund shall be entitled to participate in any such litigation or proceeding with counsel of its choice at its own expense in respect of that portion of the litigation for which the Fund may be subject to an indemnification obligation; provided, however, a Person shall be entitled to participate in (but not control) at its own cost and expense, the defense of any such litigation or proceeding if the Fund has not acknowledged in writing it obligation to indemnify the Person with respect to such litigation or proceeding. If the Fund is not permitted to participate or control such litigation or proceeding under applicable law or by a ruling of a court of competent jurisdiction, or if the Fund chooses not to so participate, the Custodian or other Person shall not consent to the entry of any judgment or enter into any settlement in any such litigation or proceeding without providing the Fund with adequate notice of any such settlement or judgment, and without the Fund's prior written consent which consent shall not be unreasonably withheld or delayed. All Persons shall submit written evidence to the Fund with respect to any cost or expense for which they are seeking indemnification in such form and detail as the Fund may reasonably request.

      Section 5.04. Investment Limitations. If the Custodian has otherwise complied with the terms and conditions of this Agreement in performing its duty generally, and more particularly in connection with the purchase, sale or exchange of securities made by or for the Fund, the Custodian shall not be liable to the Fund and the Fund agrees to indemnify the Custodian and its nominees, for any loss, damage or expense suffered or incurred by the Custodian and its nominees arising out of any violation of any investment or other limitation to which the Fund is subject except for violations of which the Custodian has actual knowledge. For purposes of this Section 5.04 the term "actual knowledge" shall mean knowledge gained by the Custodian by means other than from any prospectus published by the Fund or contained in any filing by the Fund with the SEC.

      Section 5.05. Fund's Right to Proceed. Notwithstanding anything to the contrary contained herein, the Fund shall have, at its election upon reasonable notice to the Custodian, the right to enforce, to the extent permitted by any applicable agreement and applicable law, the Custodian's rights against any Subcustodian, Securities System or other Person for loss, damage or expense caused the Fund by such Subcustodian, Securities System or other Person, which the Custodian may have as a consequence of any such loss, damage or expense, if and to the extent that the Fund has not been made whole for any such loss, expense or damage. If the Custodian makes the Fund whole for any such loss, expense or damage, the Custodian shall retain the ability to enforce its rights directly against such Subcustodian, Securities System or other Person. Upon the Fund's election to enforce any rights of the Custodian under this Section 5.05, the Fund shall reasonably prosecute all actions and proceedings directly relating to the rights of the Custodian in respect of the loss, damage or expense incurred by the Fund; provided that, so long as the Fund has acknowledged in writing its obligation to indemnify the Custodian under Section
5.03 hereof with respect to such claim, the Fund shall retain the right to settle, compromise and/or terminate any action or proceeding in respect of the loss, damage or expense incurred by the Fund without the Custodian's consent and provided further, that if the Fund has not made an acknowledgement of its obligation to indemnify, the Fund shall not settle, compromise or terminate any such action or proceeding without the written consent of the Custodian, which consent shall not be unreasonably withheld or delayed. The Custodian agrees to cooperate with the Fund and take all actions reasonably requested by the Fund in connection with the Fund's enforcement of any rights of the Custodian. Nothing contained in this Section 5.05 shall be construed as an obligation of the Fund to enforce the Custodian's rights. The Fund agrees to reimburse the Custodian for out-of-pocket expenses incurred by it in connection with the fulfillment of its obligations under this Section 5.05; provided, however, that such reimbursement shall not apply to expenses occasioned by or resulting from the negligence, misfeasance or misconduct of the Custodian.

      Section 5.06. Indemnification by Custodian.

      (a) Indemnification Obligations of Custodian. Subject to the limitations set forth in this Agreement and in addition to the reimbursement obligations provided in Section 5.02(a), the Custodian agrees to indemnify and hold harmless the Fund and its nominees from all loss, damage and expense (including reasonable attorneys' fees) suffered or incurred by the Fund or its nominee caused by or arising from the failure of the Custodian, its nominee, employees or agents to comply with the terms or conditions of this Agreement or arising out of the negligence, misfeasance or misconduct of the Custodian or its nominee.

      (b) Notice of Litigation, Right to Prosecute, Etc. The Custodian shall not be liable for indemnification under this Section 5.06 unless the Fund shall have promptly notified the Custodian in writing of the commencement of any litigation or proceeding brought against the Fund in respect of which indemnity may be sought under this Section 5.06. With respect to claims in such litigation or proceedings for which indemnity by the Custodian may be sought and subject to applicable law and the ruling of any court of competent jurisdiction, the Custodian shall be entitled to participate in any such litigation or proceeding with counsel of its choice at its own expense in respect of that portion of the litigation for which the Custodian may be subject to an indemnification obligation; provided, however, the Fund shall be entitled to participate in (but not control) at its own cost and expense, the defense of any such litigation or proceeding if the Custodian has not acknowledged in writing its obligation to indemnify the Fund with respect to such litigation or proceeding. If the Custodian is not permitted to participate or control such litigation or proceeding under applicable law or by a ruling of a court of competent jurisdiction, or if the Custodian chooses not to so participate, the Fund shall not consent to the entry of any judgement or enter into any settlement in any such litigation or proceeding without providing the Custodian with adequate notice of any such settlement or judgement, and without the Custodian's prior written consent which consent shall not be unreasonably withheld or delayed. The Fund shall submit written evidence to the Custodian with respect to any cost or expense for which it is seeking indemnification in such form and detail as the Custodian may reasonably request.

      Section 5.07. Custodian's Right to Proceed. Notwithstanding anything to the contrary contained herein, the Custodian shall have, at its election upon reasonable notice to the Fund, the right to enforce, to the extent permitted by any applicable agreement and applicable law, the Fund's rights against any Subcustodian, Securities System or other Person for loss, damage or expense caused the Custodian by such Subcustodian, Securities System or other Person, which the Fund may have as a consequence of any such loss, damage or expense, if and to the extent that the Custodian has not been made whole for any such loss, expense or damage. If the Fund makes the Custodian whole for any such loss, expense or damage, the Fund shall retain the ability to enforce its rights directly against such Subcustodian, Securities System or other Person. Upon the Custodian's election to enforce any rights of the Fund under this Section 5.07, the Custodian shall reasonably prosecute all actions and proceedings directly relating to the rights of the Fund in respect of the loss, damage and expense incurred by the Custodian; provided that, so long as the Custodian has acknowledged in writing its obligation to indemnify the Fund under Section 5.06 hereof with respect to such claim, the Custodian shall retain the right to settle, compromise and/or terminate any action or proceeding in respect of the loss, damage or expense incurred by the Custodian without the Fund's consent and provided further, that if the Custodian has not made an acknowledgement of its obligation to indemnify, the Custodian shall not settle, compromise or terminate any such action or proceeding without the written consent of the Fund, which consent shall not be unreasonably withheld or delayed. The Fund agrees to cooperate with the Custodian and take all actions reasonably requested by the Custodian in connection with the Custodian's enforcement of any rights of the Fund. Nothing contained in this Section 5.07 shall be construed as an obligation of the Custodian to enforce the Fund's rights. The Custodian agrees to reimburse the Fund for out-of-pocket expenses incurred by it in connection with the fulfillment of its obligations under this Section 5.07; provided, however, that such reimbursement shall not apply to expenses occasioned by or resulting from the negligence, misfeasance or misconduct of the Fund.

                                   ARTICLE VI
                                  COMPENSATION

      For the initial three year period beginning on the effective date of this Agreement, the Fund shall compensate the Custodian in the amount and at the times specified in Appendix "A" attached hereto. Thereafter, the Fund shall compensate the Custodian in the amount, and at times, as may be agreed upon in writing, from time to time, by the Custodian and the Fund.

                                   ARTICLE VII
                                   TERMINATION

      This Agreement shall continue in full force and effect until the first to occur of: (a) termination by the Custodian by an instrument in writing delivered or mailed (certified mail, return receipt requested) to the Fund, such termination to take effect not sooner than ninety (90) days after the date of such delivery or receipt; (b) termination by the Fund by an instrument in writing delivered or mailed (certified mail, return receipt requested) to the Custodian, such termination to take effect not sooner than ninety (90) days after the date of such delivery or receipt; or (c) termination by the Fund by an instrument in writing delivered to the Custodian, based upon the Fund's determination that there is reasonable basis to conclude that the Custodian is insolvent or that the financial condition of the Custodian is deteriorating in any material respect, in which case termination shall take effect upon the Custodian's receipt of such notice or at such later time as the Fund shall designate. In the event of termination pursuant to this Article VII, the Fund shall make payment of all accrued fees and unreimbursed expenses within a reasonable time following termination and delivery of a statement to the Fund setting forth such fees and expenses. The Fund shall identify in any notice of termination a successor custodian to which the cash, securities and other Assets of the Fund shall, upon termination of this Agreement, be delivered. In the event that securities and other Assets remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to appoint a successor custodian, the Custodian shall be entitled to compensation for its services in accordance with the fee schedule most recently in effect, for such period as the Custodian retains possession of such securities and other Assets, and the provisions of this Agreement relating to the duties and obligations of the Custodian and the Fund shall remain in full force and effect for such period. In the event of the appointment of a successor custodian, the cash, securities and other Assets owned by the Fund and held by the Custodian, any Subcustodian or nominee shall be delivered, at the terminating party's expense, to the successor custodian; and the Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to substitute the successor custodian for the Custodian under this Agreement.

                                  ARTICLE VIII
                                  DEFINED TERMS

      The following terms are defined in the following sections:

Term                                                     Section
Account                                                  2.22(A)
ADRs                                                     2.06
Approved Foreign Custody Manager                         Article IV
Assets                                                   Article I
Authorized Person                                        3.02
Banking Institution                                      2.12
Bank Accounts                                            2.21
Delegation Agreement                                     Article IV
Distribution Account                                     2.16
Domestic Subcustodian                                    4.01
Eligible Foreign Custodian                               4.02(a)
Foreign Sub-Subcustodian                                 4.02(a)
Institutional Client                                     2.03
Interest Bearing Deposit                                 2.12
Interim Sub-Subcustodian                                 4.02(b)
OCC                                                      2.09
Overdraft                                                2.28
Overdraft Notice                                         2.28
Person                                                   5.01(b)
Procedural Agreement                                     2.10
Proper Instructions                                      3.01(a)
SEC                                                      2.22

Securities Depositories and Clearing Agencies            4.02(a)
Securities System                                        2.22
Shares                                                   2.16
Sovereign Risk                                           5.01(b)
Special Instructions                                     3.01(b)
Special Subcustodian                                     4.03
Subcustodian                                             Article IV
1940 Act                                                 Preamble

                                   ARTICLE IX
                                  MISCELLANEOUS

      Section 9.01. Execution of Documents, Etc.

      (a) Actions by the Fund. Upon request, the Fund shall execute and deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective obligations under this Agreement or any applicable subcustodian agreement, provided that the exercise by the Custodian or any Subcustodian of any such rights shall in all events be in compliance with the terms of this Agreement.

      (b) Actions by Custodian. Upon receipt of Proper Instructions, the Custodian shall execute and deliver to the Fund or to such other parties as the Fund may designate in such Proper Instructions, all such documents, instruments or agreements as may be reasonable and necessary or desirable in order to effectuate any of the transactions contemplated hereby and designated therein.

      Section 9.02. Representations and Warranties.

      (a) Representations and Warranties of the Fund. The Fund hereby represents and warrants that each of the following shall be true, correct and complete as of the date of execution of this Agreement and, unless notice to the contrary is provided by the Fund to the Custodian, at all times during the term of this
Agreement: (i) the Fund is duly organized under the laws of its jurisdiction of organization and is registered as an open-end management investment company under the 1940 Act or is a series of portfolio of such entity; and (ii) the execution, delivery and performance by the Fund of this Agreement are (w) within its power, (x) have been duly authorized by all necessary action, and (y) will not (A) contribute to or result in a breach of or default under or conflict with any existing law, order, regulation or ruling of any governmental or regulatory agency or authority, or (B) violate any provision of the Fund's corporate charter or other organizational document, or bylaws, or any amendment thereof or any provision of its most recent Prospectus or Statement of Additional Information.

      (b) Representations and Warranties of the Custodian. The Custodian hereby represents and warrants that each of the following shall be true, correct and complete as of the date of execution of this Agreement and, unless notice to the contrary is provided by the Custodian to the Fund, at all times during the term of this Agreement: (i) the Custodian is duly organized under the laws of its jurisdiction of organization and qualifies to serve as a custodian to open-end management investment companies under the provisions of the 1940 Act; and (ii) the execution, delivery and performance by the Custodian of this Agreement are (w) within its power (x) have been duly authorized by all necessary action, and (y) will not (A) contribute to or result in a breach of or default under or conflict with any existing law, order, regulation or ruling of any governmental or regulatory agency or authority, or (B) violate any provision of the Custodian's corporate charter, or other organizational document, or bylaws, or any amendment thereof. The Custodian acknowledges receipt of a copy of the Fund's most recent Prospectus and Statement of Additional Information.

      Section 9.03. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and accordingly, supersedes as of the effective date of this Agreement any custodian agreement heretofore in effect between the Fund and the Custodian.

      Section 9.04. Waivers and Amendments. No provisions of this Agreement may be waived, amended or deleted except by a statement in writing signed by the party against which enforcement of such waiver, amendment or deletion is sought.

      Section 9.05. Interpretation. In connection with the operation of this Agreement, the Custodian and the Fund may agree in writing from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. No interpretative or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

      Section 9.06. Captions. Headings contained in this Agreement, which are included as convenient references only, shall have no bearing upon the interpretation of the terms of the Agreement or the obligations of the parties hereto.

      Section 9.07. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri, in each case without giving effect to principles of conflicts of law.

      Section 9.08. Notices. Except in the case of Proper Instructions or Special Instructions, and as otherwise provided in this Agreement, notices and other writings contemplated by this Agreement shall be delivered by hand or by facsimile transmission or as otherwise agreed to by the Fund and the Custodian in writing (provided that in the case of delivery by facsimile transmission, notice shall also be mailed postage prepaid) to the parties at the following addresses:

      (a)   If to the Fund:

            Target/United Funds, Inc. Asset Strategy Portfolio
            6300 Lamar Avenue
            Overland Park, Kansas  66202
            Attn:  Fund Treasurer
            Telephone:  913-236-2000
            Telefax:    913-236-1595

      (b)   If to the Custodian:

            UMB Bank, n.a.
            928 Grand Avenue, 10th Floor
            Kansas City, Missouri  64106
            Attn:  Securities Administration
            Telephone:  816-860-7772
            Telefax:    816-860-4869

or such other address as either party may have designated in writing to the other party hereto.

      Section 9.09. Assignment. This Agreement shall be binding on and shall inure to the benefit of the Fund and the Custodian and their respective successors and assigns, provided that, subject to the provisions of Section 7.01 hereof, neither party hereto may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

      Section 9.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

      Section 9.11. Confidentiality; Survival of Obligations. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any bank examiner of the Custodian or any Subcustodians, any auditor or examiner of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. The provisions of this Section 9.11 and Section 9.01, 9.07, Section 2.28, Section 3.04, Section 4.05, Section 7.01, Article V and Article VI hereof and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and behalf on the day and year first above written.

TARGET/UNITED FUNDS, INC.                 UMB BANK, n.a.
ASSET STRATEGY PORTFOLIO

By:  /s/Kristen A. Richards               By:  /s/Ralph R. Santoro
     ----------------------                    -------------------
Name:  Kristen A. Richards                Name:  Ralph R. Santoro
Title:  Vice President                    Title:  Senior Vice President

                                  APPENDIX "A"
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
               TARGET/UNITED FUNDS, INC. ASSET STRATEGY PORTFOLIO
                                       AND
                                 UMB BANK, N.A.

                            Dated as of May 13, 1998

      The Fund shall be responsible for providing the Custodian the net asset levels the Custodian requires to calculate the net asset portion of the Custodian's fees. Such determinations shall be based upon the average monthly assets of each Fund and shall specify the level of domestic assets and foreign assets by country, as appropriate. Domestic assets shall include all assets held in the United States including but not limited to American Depositary Receipts. Foreign assets shall include all assets held outside the United States including but not limited to securities which clear through Euroclear or CEDEL. The Custodian will provide as soon as practicable after receiving the information provided by the Fund with respect to the net asset level numbers, a bill for the Fund, including such reasonable detail in support of each bill as may be reasonably requested by the Fund. As used in this Appendix "A", "United Funds" shall mean all funds in the United Group of Funds, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc.

                          DOMESTIC CUSTODY FEE SCHEDULE

A.    Annual Fee (combining all domestic assets):

      An annual fee to be computed as of month end and payable each month of the Fund's fiscal year (after receipt of the bill issued to each Fund based upon its portion of domestic assets), at the annual rate of:

      .00005 for the first $5,000,000,000 of the net assets of all the United Funds, plus .00004 for any net assets exceeding $5,000,000,000 of the assets of all the United Funds.

B.    Portfolio Transaction Fees (billed to each Fund):

      (a) For each portfolio transaction* processed through a
          Depository (DTC, PTC or Fed)                                    $ 7.00
      (b) For each portfolio transaction* processed through
          the New York office (physical settlement)                       $20.00
      (c) For each futures/option contract written                        $25.00
      (d) For each principal/interest paydown                             $ 6.00
      (e) For each interfund note transaction                             $ 5.00

      * A portfolio transaction includes a receive, delivery, maturity, free security movement and corporate action.

C.    Earnings Credits:

      Positive earnings credits will be applied on all collected custody and cash management balances of each Fund at the Custodian to earn the Custodian's daily repurchase agreement rate less reserve requirements and FDIC premiums. Negative earnings credits will be charged on all uncollected custody and cash management balances of each Fund at the Custodian's prime rate less 150 basis points on each day a negative balance occurs. Positive and/or negative earnings credits will be monitored daily for each Fund and the net positive or negative amount for each Fund will be included in the monthly statements. Excess positive credits for each Fund will be carried forward indefinitely.

D.    Out-of-Pocket Expenses (passed directly from Special Subcustodians):

      Includes all charges by any Special Subcustodian to the Custodian as Custodian for any Assets held at the Special Subcustodian.

                           GLOBAL CUSTODY FEE SCHEDULE

A.    Global Fee Schedule:

      Market:                    Annual Asset Fees    Transaction Fees
      ------                     -----------------    ----------------
      Argentina                     .0037                $85
      Australia                     .0009                $85
      Austria                       .0011                $70
      Belgium                       .0011                $60
      Brazil                        .0035                $60
      Canada                        .0008                $35
      Chile                         .0045                $85
      China                         .0045                $75
      Czech Republic                .0055               $135
      Denmark                       .0011                $60
      Finland                       .0011                $85
      France                        .0011                $85
      Germany                       .0008                $60
      Hong Kong                     .0009                $85
      Hungary                       .0065               $210
      India                         .0055               $135
      Indonesia                     .0009                $85
      Ireland                       .0011                $60
      Israel                        .0035               $160
      Italy                         .0011                $70
      Japan                         .0008                $40
      Korea                         .0035                $60
      Malaysia                      .0009                $85
      Mexico                        .0016                $60
      Netherlands                   .0011                $35
      New Zealand                   .0009                $85
      Norway                        .0011                $85
      Peru                          .0070               $160
      Phillippines                  .0035                $95
      Poland                        .0060               $110
      Portugal                      .0035               $145
      Singapore                     .0009                $85
      Spain                         .0009                $85
      Sweden                        .0011                $70
      Switzerland                   .0009                $85
      Taiwan                        .0035                $85
      Thailand                      .0009                $85
      Turkey                        .0045               $110
      U.K.                          .0011                $60

      Segregated Account Fee: $175 monthly charge per fund holding foreign assets.

Note: Fee Schedule eliminates sub-custodian asset and transaction-based out-of-pocket expenses. Other sub-custodian out-of-pocket expenses (i.e. Scrip fees, stamp duties, certificate fees, etc.)

B.    Out-of-Pocket Expenses (passed directly from Brown Brothers Harriman &
      Co.):

      Includes, but is not limited to telex, legal, telephones, postage, and direct expenses including but not limited to tax reclaim, customized systems programming, certificate fees, duties, and registration fees.

C.    Short-term Dollar Denominated Global Assets Eurodollar CDs, Time Deposits:

      (1) An annual fee to be computed as of month end and payable each month of the Fund's fiscal year (after receipt of the bill issued to the Fund based upon its portion of short-term dollar denominated assets), at the annual rate of:

            .0004 on all short-term dollar denominated assets of the United
            Funds.

      (2)   Portfolio Transaction Fees:

            First Chicago Clearing Centre-Trades with Members $136.00 First Chicago Clearing Centre-Trades with Non-members $153.00
            First Chicago Clearing Centre-Income Collection        $ 64.00

D.    Euroclear Eligible Issues:

      (1) An annual fee to be computed as of month end and payable each month of the Fund's fiscal year (after receipt of the bill issued to the Fund based upon its portion of Euroclear issues), at the annual rate of:

            2.5 basis points on all United Funds Euroclear assets held in account at UMB Bank, n.a.

      (2)   Portfolio Transaction Fees:

            Euroclear                                               $60.00

                                SUBCUSTODIAN LIST
                         PURSUANT TO CUSTODIAN AGREEMENT
                                     BETWEEN
               TARGET/UNITED FUNDS, INC. ASSET STRATEGY PORTFOLIO
                                       AND
                                 UMB BANK, n.a.

                          Dated as of February 25, 2000

      This Subcustodian List relates to the Custodian Agreements between UMB Bank, n.a. and each of the following funds dated the date specified by the fund's name, as subsequently amended and restated:

         Fund                                         Date
         ----                                         ----

United Asset Strategy Fund, Inc.                February 22, 1995
United Cash Management, Inc.                    November 26, 1991
United Continental Income Fund, Inc.            November 26, 1991
United Gold & Government Fund, Inc.             November 26, 1991
United Government Securities Fund, Inc.         November 26, 1991
United High Income Fund, Inc.                   November 26, 1991
United High Income Fund II, Inc.                November 26, 1991
United International Growth Fund, Inc.          November 26, 1991
United Municipal Bond Fund, Inc.                November 26, 1991
United Municipal High Income Fund, Inc.         November 26, 1991
United New Concepts Fund, Inc.                  November 26, 1991
United Retirement Shares, Inc.                  November 26, 1991
United Vanguard Fund, Inc.                      November 26, 1991
United Funds, Inc.
   United Bond Fund                             November 26, 1991
   United Income Fund                           November 26, 1991
   United Accumulative Fund                     November 26, 1991
   United Science and Technology Fund           November 26, 1991
United Small Cap Fund, Inc.                     August 18, 1999
United Tax-Managed Equity Fund, Inc.            February 25, 2000
Target/United Funds, Inc.*
   High Income Portfolio                        November 26, 1991
   Money Market Portfolio                       November 26, 1991
   Bond Portfolio                               November 26, 1991
   Income Portfolio                             November 26, 1991
   Growth Portfolio                             November 26, 1991
   Balanced Portfolio                           April 29, 1994
   International Portfolio                      April 29, 1994
   Limited-Term Bond Portfolio                  April 29, 1994
   Small Cap Portfolio                          April 29, 1994
   Asset Strategy Portfolio                     May 1, 1995
   Science and Technology Portfolio             April 4, 1997
Waddell & Reed Funds, Inc.
   Total Return Fund                            April 24, 1992
   Municipal Bond Fund                          April 24, 1992
   Limited-Term Bond Fund                       April 24, 1992
   International Growth Fund                    April 24, 1992
   Growth Fund                                  April 24, 1992
   Asset Strategy Fund                          April 20, 1995
   High Income Fund                             July 31, 1997
   Science and Technology Fund                  July 31, 1997

*Formerly, TMK/United Funds, Inc.

The following is a list of Domestic Subcustodians, Foreign Subcustodian and Special Subcustodians under the Custodian Agreement as amended:

A.    Domestic Custodians:

      Brown Brothers Harriman & Co.
      United Missouri Trust Company of New York

B.    Foreign Sub-Custodians

      Country           Sub-Custodian                               Depository
      Argentina         Citibank, n.a.                              CDV; CRYL
      Australia         National Australia Bank Ltd.                AUSTRACLEAR, RITs
      Austria           Creditanstalt Bankverein                    KONTROLLBANK (OEKB)
      Belgium           Banque Bruxelles Lambert                    CIK, BNB
      Brazil            First National Bank of Boston,              BOVESPA, CLC
                        Brazil
      Canada            Canadian Imperial Bank of Commerce          CDS; The Bank of Canada
      Chile             Citibank, n.a.                              None
      China             Standard Chartered Bank                     SSCCRC; SSCC
      Czech Republic    Ceskoslovenska Obchodni                     CNB; SCP
                        Banka A.S.
      Denmark           Den Danske Bank                             VP
      Finland           Merita                                      Securities Association; Finnish Central
                                                                    Securities Depository Ltd.
      France            Banque Indosuez                             SICOVAM; Banque de France
      Germany           Deutsche Bank                               KASSENVEREIN
      Hungary           Citibank, N.A.                              KELER Ltd.
      Hong Kong         HongKong & Shanghai Banking Corp.           HongKong Securities Clearing Company
      India             Citibank, N.A., Mumbai                      National Securities Depository Limited
      Indonesia         Citibank, n.a.                              None
      Ireland           Allied Irish Banks PLC                      Gilt Settlement Office
      Israel            Bank Hapoalim B.M.                          TASE Clearinghouse Ltd.
      Italy             Banca Commerciale Italiana                  MONTE TITOLI, Banca D'Italia
      Japan             The Bank of Tokyo, Ltd.                     JASDEC, Bank of Japan
      Korea             Citibank, n.a.                              Korean Securities Depository
                                                                    Corporation (KSD)
      Malaysia          Hong Kong Bank Malaysia Berhad              MCD; Bank Negara Malaysia
      Mexico            Citibank Mexico, s.a.                       INDEVAL; Banco De Mexico
      Netherlands       ABN - Amro Bank                             NECIGER; De Nederlandsche Bank
      Norway            Christiana Bank                             VPS
      Peru              Citibank, n.a.                              Caja De Valores (CAVAL)
      Philippines       Citibank, n.a.                              Phillipines Central Depository, Inc.
      Poland            Bank Polska Kasa Opieki S.A.                NPB
      Portugal          Banco Espirito Santo E Comercial            Interbolsa
                        De Lisboa
      Singapore         HongKong & Shanghai Banking Corp.           CDP
      Spain             Banco Santander                             SCLV; Banco De Espana
      Sweden            Skandinaviska Enskilda Banken               VPC
      Switzerland       Union Bank of Switzerland                   SEGA
      Taiwan            Standard Chartered Bank, Taipei             TSCD
      Thailand          HongKong & Shanghai Banking Corp.           Share Depository Center (SDC)
      Turkey            Citibank, n.a.                              TvS, Central Bank of Turkey
      United Kingdom    Midland Securities PLC                      CMO; CGO; CrestCo

C.    Special Subcustodians:

      Republic National Bank of New York
      The Bank of New York, n.a.

                                                             EX-99.B(i)tgtlegopn

April 27, 2000

Target/United Funds, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

Re:   Target/United Funds, Inc.
      Post-Effective Amendment No. 23

Dear Sir or Madam:

In connection with the public offering of shares of Capital Stock of Target/United Funds, Inc. (the "Fund"), I have examined such corporate records and documents and have made such further investigation and examination as I deemed necessary for the purpose of this opinion.

It is my opinion that the indefinite number of shares of such Capital Stock covered by the Fund's Registration Statement on Form N-1A, when issued and paid for in accordance with the terms of the offering, as set forth in the Prospectus and Statement of Additional Information forming a part of the Registration Statement, will be, when such Registration shall have become effective, legally issued, fully paid and non-assessable by the Fund.

I hereby consent to the filing of this opinion as an Exhibit to the said Registration Statement and to the reference to me in such Statement of Additional Information.

Yours truly,


/s/Kristen A. Richards
----------------------
Kristen A. Richards
Vice President, Associate General Counsel
and Secretary

KAR/sw

                                                              EX-99.B(j)tgtconst
INDEPENDENT AUDITORS' CONSENT

We consent to the use in Post-Effective Amemdment No. 23 to Registration Statement No. 33-11466 of Target/United Funds, Inc. of our report dated February 4, 2000, appearing in the Statement of Additional Information, and to the reference to us under the heading "Financial Highlights" in the Prospectus, which is part of such Registratiion Statement.

/s/ Deloitte & Touche LLP
    ---------------------

Deloitte & Touche LLP
Kansas City, Missouri
April 23, 2000

                                                               EX-99.B(p)tgtcode

                                 CODE OF ETHICS

                         Waddell & Reed Financial, Inc.
                              Waddell & Reed, Inc.
                  Waddell & Reed Investment Management Company
                         Austin, Calvert & Flavin, Inc.
                    Fiduciary Trust Company of New Hampshire
                          United Group of Mutual Funds
                           Waddell & Reed Funds, Inc.
                            Target/United Funds, Inc.

                                                    As Revised: February 9, 2000

1.    Preface

      Rule 17j-1 of the Investment Company Act of 1940 (the "Act") requires registered investment companies and their investment advisers and principal underwriters to adopt codes of ethics and certain other requirements to prevent fraudulent, deceptive and manipulative practices. Each investment company in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. (each a "Fund," and collectively the "Funds") is registered as an open-end management investment company under the Act. Waddell & Reed, Inc. ("W&R") is the principal underwriter of each of the Funds. Waddell & Reed Investment Management Company ("WRIMCO") is the investment adviser of the Funds and may also serve as investment adviser to institutional clients other than the Funds. Austin, Calvert & Flavin, Inc. ("ACF") is a subsidiary of WRIMCO and serves as investment adviser to individuals and institutional clients other than the Funds. Fiduciary Trust Company of New Hampshire ("FTC"), is a trust company and a subsidiary of W&R; Waddell & Reed Financial, Inc. ("WDR") is the public holding company. Except as otherwise specified herein, this Code applies to all employees, officers and directors of W&R, WRIMCO, ACF and the Funds, (collectively, the "Companies").

      This Code of Ethics (the "Code") is based on the principle that the officers, directors and employees of the Companies have a fiduciary duty to place the interests of their respective advisory clients first, to conduct all personal securities transactions consistently with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility, and to conduct their personal securities transactions in a manner which does not interfere with the portfolio transactions of any advisory client or otherwise take unfair advantage of their relationship to any advisory client. Persons covered by this Code must adhere to this general principle as well as comply with the specific provisions of this Code. Technical compliance with this Code will not insulate from scrutiny trades which indicate an abuse of an individual's fiduciary duties to any advisory client.

      This Code has been approved, and any material change to it must be approved, by each Fund's board of directors, including a majority of the Fund's Disinterested directors.

2.    Definitions

      "Access Person" means (i) any employee, director, officer or general partner of a Fund, WRIMCO or ACF, (ii) any director or officer of W&R, FTC or WDR or any employee of any company in a control relationship to the Companies who, in the ordinary course of his or her business, makes, participates in or obtains information regarding the purchase or sale of securities for an advisory client or whose principal function or duties relate to the making of any recommendation to an advisory client regarding the purchase or sale of securities and (iii) any natural person in a control relationship to the Companies who obtains information concerning recommendations made to an advisory client with regard to the purchase or sale of a security. A natural person in a control relationship or an employee of a company in a control relationship does not become an "Access Person" simply by virtue of the following: normally assisting in the preparation of public reports, but not receiving information about current recommendations or trading; or a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge. The Legal Department, in cooperation with department heads, is responsible for determining who are Access Persons.

      "Advisory Client" means any client (including both investment companies and managed accounts) for which WRIMCO or ACF serves as an investment adviser, renders investment advice or makes investment decisions.

      A security is "being considered for purchase or sale" when the order to purchase or sell such security has been given to the trading room, or prior thereto when, in the opinion of the portfolio manager or division head, a decision, whether or not conditional, has been made (even though not yet implemented) to make the purchase or sale, or when the decision-making process has reached a point where such a decision is imminent.

      "Beneficial Ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the Securities Exchange Act of 1934. (See Appendix A for a more complete description.)

      "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

      "De Minimis Transaction" means a transaction in an equity security (or an equivalent security) which is equal to or less than 300 shares, or is a fixed-income security (or an equivalent security) which is equal to or less than $15,000 principal amount. Purchases and sales, as the case may be, in the same security or an equivalent security within 30 days will be aggregated for purposes of determining if the transaction meets the definition of a De Minimis Transaction.

      "Disinterested Director" means a director who is not an "interested person" within the meaning of Section 2(a)(19) of the Act.

      "Equivalent Security" means any security issued by the same entity as the issuer of a subject security, including options, rights, warrants, preferred stock, restricted stock, phantom stock, bonds and other obligations of that company, or security convertible into another security.

      "Immediate Family" of an individual means any of the following persons who reside in the same household as the individual:

            child             grandparent       son-in-law
            stepchild         spouse            daughter-in-law
            grandchild        sibling           brother-in-law
            parent            mother-in-law     sister-in-law
            stepparent        father-in-law

      Immediate Family includes adoptive relationships and any other relationship (whether or not recognized by law) which the Legal Department determines could lead to possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

      "Investment Personnel" means those employees who provide information and advice to a portfolio manager or who help execute the portfolio manager's decisions.

      "Large Cap Transaction" means a purchase or sale of securities issued by (or equivalent securities with respect to) companies with market capitalization of at least $2.5 billion.

      "Non-Affiliated Director" is a Director that is not an affiliated person of W&R.

      "Portfolio Manager" means those employees entrusted with the direct responsibility and authority to make investment decisions affecting an Advisory Client.

      "Purchase or sale of a security" includes, without limitation, the writing, purchase or exercise of an option to purchase or sell a security, conversions of convertible securities and short sales.

      "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Act, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and such other money market instruments as are designated by the boards of directors of the Companies.

      Security does not include futures contracts or options on futures contracts (provided these instruments are not used to indirectly acquire an interest which would be prohibited under this Code), but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of this Code.

      "Security held or to be acquired" by an Advisory Client means (a) any security which, within the most recent 15 days, (i) is or has been held by an Advisory Client or (ii) is being or has been considered for purchase by an Advisory Client, and (b) any option to purchase or sell, and any security convertible into or exchangeable into, a security described in the preceding clause (a).

3.    Pre-Clearance Requirements

      Except as otherwise specified in this Code, all Access Persons, except a Non-Affiliated Director or a member of his or her Immediate Family, shall clear in advance through the Legal Department any purchase or sale, direct or indirect, of any Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership; provided, however, that an Access Person shall not be required to clear transactions effected for or securities held in any account over which such Access

      Person does not have any direct or indirect influence or control. The Legal Department shall retain written records of such clearance requests. For accounts affiliated with Waddell & Reed, Inc. or any of its affiliates or related companies ("affiliated accounts"), WRIMCO must clear in advance purchases of equity securities in initial public offerings only.

      Except as otherwise provided in Section 5, the Legal Department will not grant clearance for any purchase by an Access Person if the Security is currently being considered for purchase or being purchased by any Advisory Client or for sale by an Access Person if currently being considered for sale or being sold by any Advisory Client. If the Security proposed to be purchased or sold by the Access Person is an option, clearance will not be granted if the securities subject to the option are being considered for purchase or sale as indicated above. If the Security proposed to be purchased or sold is a convertible security, clearance will not be granted if either that security or the securities into which it is convertible are being considered for purchase or sale as indicated above. The Legal Department will not grant clearance for any purchase by an affiliated account of any security in an initial public offering if an Advisory Client is considering the purchase or has submitted an indication of interest in purchasing shares in such initial public offering. For all other purchases and sales of securities for affiliated accounts, no clearance is necessary, but such transactions are subject to WRIMCO's Procedures for Aggregation of Orders for Advisory Clients, as amended from time to time.

      The Legal Department may refuse to preclear a transaction if it deems the transaction to involve a conflict of interest, possible diversion of corporate opportunity, or an appearance of impropriety.

      Clearance is effective, unless earlier revoked, until the earlier of (1) the close of business on the fifth trading day, beginning on and including the day on which such clearance was granted, or (2) such time as the Access Person learns that the information provided to the Legal Department in such Access Person's request for clearance is not accurate. If an Access Person places an order for a transaction within the five trading days but such order is not executed within the five trading days (e.g., a limit order), clearance need not be reobtained unless the person who placed the original order amends such order in any way. Clearance may be revoked at any time and is deemed revoked if, subsequent to receipt of clearance, the Access Person has knowledge that a Security to which the clearance relates is being considered for purchase or sale by an Advisory Client.

4.    Exempted Transactions

      The pre-clearance requirements in Section 3 and the prohibited actions and transactions in Section 5 of this Code shall not apply to:

      (a) Purchases or sales which are non-volitional on the part of either the Access Person or the Advisory Client.

      (b)   Purchases which are part of an automatic dividend reinvestment plan.

      (c) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

      (d) Transactions in securities of WDR; however, individuals subject to the Insider Trading Policy remain subject to such policy. (See Appendix B).

      (e) Purchases or sales by a Non-Affiliated Director or a member of his or her Immediate Family.

5.    Prohibited Actions and Transactions

      Clearance will not be granted under Section 3 hereof with respect to the following prohibited actions and transactions. Engaging in any such actions or transactions by Access Persons will result in sanctions, including, but not limited to, the sanctions expressly provided for in this Section.

      (a) Except with respect to Large Cap Transactions, Investment Personnel and Portfolio Managers shall not acquire any security for any account in which such Investment Personnel or Portfolio Manager has a beneficial interest, excluding the Funds, in an initial public offering of that security.

      (b) Except with respect to Large Cap Transactions, Access Persons shall not execute a securities transaction on a day during which an Advisory Client has a pending buy or sell order in that same security or an equivalent security until that order is executed or withdrawn. An Access Person shall disgorge any profits realized on trades within such period.

      (c) Except for De Minimis Transactions and Large Cap Transactions, a Portfolio Manager shall not buy or sell a Security within seven (7) trading days before or after an Advisory Client that the Portfolio Manager manages trades in that Security or an equivalent security. A Portfolio Manager shall disgorge any profits realized on such trades within such period.

      (d) Except for De Minimis Transactions and Large Cap Transactions, Investment Personnel and Portfolio Managers shall not profit in the purchase or sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. The Legal Department will review all such short-term trading by Investment Personnel and Portfolio Managers and may, in its sole discretion, allow exceptions when it has determined that an exception would be equitable and that no abuse is involved. Investment Personnel and Portfolio Managers profiting from a transaction shall disgorge any profits realized on such transaction. This section shall not apply to options on securities used for hedging purposes for securities held longer than sixty (60) days.

      (e) Investment Personnel and Portfolio Managers shall not accept from any person or entity that does or proposes to do business with or on behalf of an Advisory Client a gift or other thing of more than de minimis value or any other form of advantage. The solicitation or giving of such gifts by Investment Personnel and Portfolio Managers is also prohibited. For purposes of this subparagraph, "de minimis" means $75 or less if received in the ordinary course of business.

      (f) Investment Personnel and Portfolio Managers shall not serve on the board of directors of publicly traded companies, absent prior authorization from the Legal Department. The Legal Department will grant authorization only if it is determined that the board service would be consistent with the interests of any Advisory Client. In the event board service is authorized, such individuals serving as directors shall be isolated from those making investment decisions through procedures designed to safeguard against potential conflicts of interest, such as a Chinese Wall policy or investment restrictions.

      (g) Except with respect to Large Cap Transactions, Investment Personnel and Portfolio Managers shall not acquire a security in a private placement, absent prior authorization from the Legal Department. The Legal Department will not grant clearance for the acquisition of a security in a private placement if it is determined that the investment opportunity should be reserved for an Advisory Client or that the opportunity to acquire the security is being offered to the individual requesting clearance by virtue of such individual's position with the Companies. An individual who has been granted clearance to acquire securities in a private placement shall disclose such investment when participating in an Advisory Client's subsequent consideration of an investment in the issuer. A subsequent decision by an Advisory Client to purchase such a security shall be subject to independent review by Investment Personnel with no personal interest in the issuer.

      (h) An Access Person shall not execute a securities transaction while in possession of material non-public information regarding the security or its issuer.

      (i) An Access Person shall not execute a securities transaction which is intended to result in market manipulation, including but not limited to, a transaction intended to raise, lower, or maintain the price of any security or to create a false appearance(s) of active trading.

      (j) Except with respect to Large Cap Transactions, an Access Person shall not execute a securities transaction involving the purchase or sale of a security at a time when such Access Person intends, or knows of another's intention, to purchase or sell that security (or an equivalent security) on behalf of an Advisory Client. This prohibition would apply whether the transaction is in the same (e.g., two purchases) or the opposite (a purchase and sale) direction as the transaction of the Advisory Client.

      (k) An Access Person shall not cause or attempt to cause any Advisory Client to purchase, sell, or hold any security in a manner calculated to create any personal benefit to such Access Person or his or her Immediate Family. If an Access Person or his or her Immediate Family stands to materially benefit from an investment decision for an Advisory Client that the Access Person is recommending or in which the Access Person is participating, the Access Person shall disclose to the persons with authority to make investment decisions for the Advisory Client, any beneficial interest that the Access Person or his or her Immediate Family has in such security or an equivalent security, or in the issuer thereof, where the decision could create a material benefit to the Access Person or his or her Immediate Family or result in the appearance of impropriety.

6.    Reporting by Access Persons

      (a) Each Access Person, except a Non-Affiliated Director or a member of his or her Immediate Family, shall require a broker-dealer or bank effecting a transaction in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the security to timely send duplicate copies of each confirmation for each securities transaction and periodic account statement for each brokerage account in which such Access Person has a beneficial interest to Waddell & Reed, Inc., Attention: Legal Department.

      (b) Each Access Person, except a Non-Affiliated Director or a member of his or her Immediate Family, shall report to the Legal Department no later than 10 days after the end of each calendar quarter the information described below with respect to transactions during the quarter in any security in which such Access Person has, or by reason of such transaction acquired, any direct or indirect Beneficial Ownership in the security and with respect to any account established by the Access Person in which securities were held during the quarter for the direct or indirect benefit of the Access Person; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for or securities held in any account over which such Access Person does not have any direct or indirect influence or control:

            (i) The date of the transaction, the name, the interest rate and maturity date (if applicable), the number of shares and the principal amount of the security;

            (ii) The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

            (iii) The price at which the transaction was effected;

            (iv) The name of the broker, dealer or bank with or through whom the transaction was effected and, with respect to an account described above in this paragraph, with whom the Access Person established the account;

            (v)   The date the account was established; and

            (vi)  The date the report is submitted.

      (c) Upon commencement of employment, or, if later, at the time he or she becomes an Access Person each such Access Person, except a Non-Affiliated Director or a member of his or her Immediate Family, shall provide the Legal Department with a report that discloses:

            (i) The name, number of shares and principal amount of each security in which the Access Person had any direct or indirect Beneficial Ownership when he or she became an Access Person;

            (ii) The name of any broker, dealer or bank with which the Access Person maintained an account in which securities were held for the direct or indirect benefit of the Access Person as of the date he or she became an Access Person; and

            (iii) The date of the report.

            Annually thereafter, each Access Person, except a Non-Affiliated Director or a member of his or her Immediate Family, shall provide the Legal Department with a report that discloses the following information (current as of a date no more than 30 days before the report is submitted):

            (i) The name, number of shares and principal amount of each security in which the Access Person had any direct or indirect Beneficial Ownership;

            (ii) The name of any broker, dealer or bank with which the Access Person maintains an account in which securities were held for the direct or indirect benefit of the Access Person; and

            (iii) The date the report is submitted.

            However, an Access Person shall not be required to make a report with respect to securities held in any account over which such Access Person does not have any direct or indirect influence or control.

            In addition, each Access Person, except a Non-Affiliated Director or a member of his or her Immediate Family, shall annually certify in writing that all transactions in any security in which such Access Person has, or by reason of such transaction has acquired, any direct or indirect Beneficial Ownership have been reported to the Legal Department. If an Access Person had no transactions during the year, such Access Person shall so advise the Legal Department.

      (d) A Non-Affiliated Director or a member of his or her Immediate Family need only report a transaction in a security if such director, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a director, should have known that, during the 15-day period immediately preceding the date of the transaction by the director, such security was purchased or sold by an Advisory Client or was being considered for purchase or sale by an Advisory Client.

      (e) In connection with a report, recommendation or decision of an Access Person to purchase or sell a security, the Companies may, in their discretion, require such Access Person to disclose his or her direct or indirect Beneficial Ownership of such security. Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect Beneficial Ownership in the security to which the report relates.

      (f) The Legal Department shall identify all Access Persons who are required to make reports under this section and shall notify those persons of their reporting obligations hereunder. The Legal Department shall review, or determine other appropriate personnel to review, the reports submitted under this section.

7.    Reports to Board

      At least annually, each Fund, WRIMCO and W&R shall provide the Fund's board of directors, and the board of directors shall consider, a written report that:

      (a) Describes any issues arising under this Code or the related procedures instituted to prevent violation of this Code since the last report to the board of directors, including, but not limited to, information about material violations of this Code or such procedures and sanctions imposed in response to such violations; and

      (b) Certifies that the Fund, WRIMCO and W&R, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating this Code.

            In addition to the written report otherwise required by this section, all material violations of this Code and any sanctions imposed with respect thereto shall be periodically reported to the board of directors of the Fund with respect to whose securities the violation occurred.

8.    Confidentiality of Transactions and Information

      Every Access Person shall treat as confidential information the fact that a security is being considered for purchase or sale by an Advisory Client, the contents of any research report, recommendation or decision, whether at the preliminary or final level, and the holdings of an Advisory Client and shall not disclose any such confidential information without prior consent from the Legal Department. Notwithstanding the foregoing, with respect to a Fund, the holdings of the Fund shall not be considered confidential after such holdings by the Fund have been disclosed in a public report to shareholders or to the Securities and Exchange Commission.

      Access Persons shall not disclose any such confidential information to any person except those employees and directors who need such information to carry out the duties of their position with the Companies.

9.    Sanctions

      Upon discovering a violation of this Code, the Companies may impose such sanctions as it deems appropriate, including, without limitation, a letter of censure or suspension or termination of the employment of the violator.

10.   Certification of Compliance

      Each Access Person, except a Non-Affiliated Director and members of his or her Immediate Family, shall annually certify that he or she has read and understands this Code and recognizes that he or she is subject hereto.

                        Appendix A to the Code of Ethics

                             "Beneficial Ownership"

For purposes of this Code, "Beneficial Ownership" is interpreted in the same manner as it would be under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the Securities Exchange Act of 1934. In general, a "beneficial owner" of a security is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares any direct or indirect pecuniary interest in the security. The Companies will interpret Beneficial Ownership in a broad sense.

The existence of Beneficial Ownership is clear in certain situations, such as: securities held in street name by brokers for an Access Person's account, bearer securities held by an Access Person, securities held by custodians, pledged securities, and securities held by relatives or others for an Access Person. An Access Person is also considered the beneficial owner of securities held by certain family members. The SEC has indicated that an individual is considered the beneficial owner of securities owned by such individual's Immediate Family. The relative's ownership of the securities may be direct (i.e., in the name of the relative) or indirect.

An Access Person is deemed to have Beneficial Ownership of securities owned by a trust of which the Access Person is the settlor, trustee or beneficiary, securities owned by an estate of which the Access Person is the executor or administrator, legatee or beneficiary, securities owned by a partnership of which the Access Person is a partner, and securities of a corporation of which the Access Person is a director, officer or shareholder.

An Access Person must comply with the provisions of this Code with respect to all securities in which such Access Person has a Beneficial Ownership. If an Access Person is in doubt as to whether she or he has a Beneficial Ownership interest in a security, the Access Person should report the ownership interest to the Legal Department. An Access Person may disclaim Beneficial Ownership as to any security on required reports.

                                   APPENDIX B

                       POLICY STATEMENT ON INSIDER TRADING
                                December 8, 1994

I.    Prohibition on Insider Trading

      All employees, officers, directors and other persons associated with the Companies as a term of their employment or association are forbidden to misuse in violation of Federal securities laws or other applicable laws material nonpublic information.

      This prohibition covers transactions for one's own benefit and also for the benefit of or on behalf of others, including the investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. (the "Funds") or other investment
      Advisory Clients. The prohibition also covers the unlawful dissemination of such information to others. Such conduct is frequently referred to as "insider trading". The policy of the Companies applies to every officer, director, employee and associated person of the Companies and extends to activities within and outside their duties at the Companies. The prohibition is in addition to the other policies and requirements under the Companies' Code of Ethics and other policies issued from time to time. It applies to transactions in any securities, including publicly traded securities of affiliated companies (e.g., Waddell & Reed Financial, Inc.
      (1))

      This Policy Statement is intended to inform personnel of the issues so as to enable them to avoid taking action that may be unlawful or to seek clearance and guidance from the Legal Department when in doubt. It is not the purpose of this Policy Statement to give precise and definitive rules which will relate to every situation, but rather to furnish enough information so that subject persons may avoid unintentional violations and seek guidance when necessary.

--------
(1)Reporting transactions in affiliated corporation securities is in addition to and does not replace the obligation of certain senior officers to file reports with the Securities and Exchange Commission.

      All employees, officers and directors of the Companies will be furnished with or have access to a copy of this Policy Statement. Any questions regarding the policies or procedures described herein should be referred to the Legal Department. To the extent that inquiry of employees reveals that this Policy Statement is not self-explanatory or is likely to be substantively misunderstood, appropriate personnel will conduct individual or group meetings from time to time to assure that policies and procedures described herein are understood.

      The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others. In addition, there is no definitive and precise law as to what constitutes material nonpublic information or its unlawful use. The law in these areas has been developed through court decisions primarily interpreting basic anti-fraud provisions of the Federal securities laws. There is no statutory definition, only statutory sanctions and procedural requirements.

      While the law concerning insider trading is not static, it is generally understood that the law is as follows:

      (a) It is unlawful for any person, directly or indirectly, to purchase, sell or cause the purchase or sale of any security, either personally or on behalf of or for the benefit of others, while in the possession of material, nonpublic information relating thereto, if such person knows or recklessly disregards that such information has been obtained wrongfully, or that such purchase or sale would constitute a wrongful use of such information. The law relates to trading by an insider while in possession of material nonpublic information or trading by a non-insider while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated.

      (b) It is unlawful for any person involved in any transaction which would violate the foregoing to communicate material nonpublic information to others (or initiate a chain of communication to others) who purchase or sell the subject security if such sale or purchase is reasonably foreseeable.

      The major elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this Policy Statement, you have any questions, you should consult the Legal Department.

      1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors and employees of the company in possession of nonpublic information. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of the company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and certain of the employees of such organizations. In addition, the Companies may become a temporary insider of a company it advises or for which it performs services.

      2. What is Material Information? Trading on inside information is not a basis for liability unless the information is material. "Material information" includes information that a reasonable investor would be likely to consider important in making an investment decision, information that is reasonably certain to have a substantial effect on the price of a company's securities if publicly known, or information which would significantly alter the total mix of information available to shareholders of a company. Information that one may consider material includes information regarding dividends, earnings, estimates of earnings, changes in previously released earnings estimates, merger or acquisition proposals or agreements, major litigation, liquidation problems, new products or discoveries and extraordinary management developments. Material information is not just information that emanates from the issuer of the security, but includes market information such as the intent of someone to commence a tender offer for the securities, a favorable or critical article in an important financial publication or information relating to a Fund's buying program.

      3. What is Nonpublic Information? Information is nonpublic until it has been effectively communicated to the marketplace and is available to investors generally. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in The Wall Street Journal or other publications of general circulation would be considered public.

      4. When is a Person in Possession of Information? Once a person has possession of material nonpublic information, he or she may not buy or sell the subject security, even though the person is prompted by entirely different reasons to make the transaction, if such person knows or recklessly disregards that such information was wrongfully obtained or will be wrongfully used. Advisory personnel's normal analytical conclusions, no matter how thorough and convincing, can temporarily be of no use if the analyst has material nonpublic information, which he knows or recklessly disregards is information which was wrongfully obtained or would be wrongfully used.

      5. When Is Information Wrongfully Obtained or Wrongfully Used? Wrongfully obtained connotes the idea of gaining the information from some unlawful activity such as theft, bribery or industrial espionage. It is not necessary that the subject person gained the information through his or her own actions. Wrongfully obtained includes information gained from another person with knowledge that the information was so obtained or with reckless disregard that the information was so obtained. Wrongful use of information concerns circumstances where the person gained the information properly, often to be used properly, but instead using it in violation of some express or implied duty of confidentiality. An example would be the personal use of information concerning Funds' trades. The employee may need to know a Fund's pending transaction and may even have directed it, but it would be unlawful to use this information in his or her own transaction or to reveal it to someone he or she believes may personally use it.

      6. When Is Communicating Information (Tipping) Unlawful? It is unlawful for a person who, although not trading himself or herself, communicates material nonpublic information to those who make an unlawful transaction if the transaction is reasonably foreseeable. The reason for tipping the information is not relevant. The tipper's motivation is not of concern, but it is relevant whether the tipper knew the information was unlawfully obtained or was being unlawfully used. For example, if an employee tips a friend about a large pending trade of a Fund, why he or she did so is not relevant, but it is relevant that he or she had a duty not to communicate such information. It is unlawful for a tippee to trade while in possession of material nonpublic information if he or she knew or recklessly ignored that the information was wrongfully obtained or wrongfully communicated to him or her directly or through a chain of communicators.

II.   Penalties for Insider Trading

      Penalties for unlawful trading or communication of material nonpublic information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all the penalties below even if he or she does not personally benefit from the violation. Penalties include civil injunctions, treble damages, disgorgement of profits, jail sentences, fines for the person who committed the violation and fines for the employer or other controlling person. In addition, any violation of this Policy Statement can be expected to result in serious sanctions by any or all of the Companies, including, but not limited to, dismissal of the persons involved.

III.  Monitoring of Insider Trading

      The following are some of the procedures which have been established to aid the officers, directors and employees of the Companies in avoiding insider trading, and to aid the Companies in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of the Companies must follow these procedures or risk serious sanctions, including dismissal, substantial liability and criminal penalties. If you have any questions about these procedures, you should consult the Legal Department.

      A.    Identifying Inside Information

            Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

            (1) Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of securities if generally disclosed?

            (2) Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in a publication of general circulation?

            (3) Do you know or have any reason to believe the information was wrongfully obtained or may be wrongfully used?

            If after consideration of the above, you believe that the information is material and nonpublic and may have been wrongfully obtained or may be wrongfully used, or if you have questions as to whether the information is material or nonpublic or may have been wrongfully obtained or may be wrongfully used, you should take the following steps:

            (1)   Report the matter immediately to the Legal Department.

            (2) Do not purchase or sell the securities on behalf of yourself or others.


                                    As Revised September 1, 1999, and

                                    As Revised February 9, 2000